                                                                  Exhibit 4.22




                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


                           dated as of July 29, 1994,

                                 by and between

                                LDI CORPORATION,
                                 AS THE GRANTOR

                                      and

                               CONTINENTAL BANK,
                    in its capacity as the Collateral Agent


                               TABLE OF CONTENTS

                                                                                                             Page
SECTION 1        DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
                 -----------

SECTION 2        CONFIRMATION AND GRANT OF SECURITY INTEREST; COLLATERAL; EXCLUDED COLLATERAL . . . . . . . . 18
                 ----------------------------------------------------------------------------
                 (a)      Confirmation of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . 18
                          ---------------------------------
                 (b)      Grant of Security Interest; Collateral  . . . . . . . . . . . . . . . . . . . . . . 18
                          --------------------------------------
                 (c)      Excluded Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                          -------------------

SECTION 3        THE GRANTOR TO REMAIN LIABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 ----------------------------

SECTION 4        BANK ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 -------------
                 (a)      Types of Bank Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                          ----------------------
                 (b)      Collateral Lockboxes and Collateral Lockbox Accounts  . . . . . . . . . . . . . . . 24
                          ----------------------------------------------------
                 (c)      Location of Mandatory Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . 26
                          -----------------------------------
                 (d)      Non-Recourse Debt Transition  . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
                          ----------------------------
                 (e)      Collateral Agent Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
                          -----------------------
                 (f)      Bank Accounts; Collateral Lockbox Account Letters . . . . . . . . . . . . . . . . . 26
                          -------------------------------------------------
                 (g)      Account Debtors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          ---------------
                 (h)      Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          -------------
                 (i)      Bank Accounts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          -------------

SECTION 5        [INTENTIONALLY OMITTED]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                 -----------------------

SECTION 6        NON-RECOURSE FINANCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                 ----------------------
                 (a)      CXC Accounts and Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          ----------------------
                 (b)      Other Non-Recourse Accounts and Funds . . . . . . . . . . . . . . . . . . . . . . . 28
                          -------------------------------------
                 (c)      Notice and Release of Collateral For Non-Recourse Debt Transaction  . . . . . . . . 28
                          ------------------------------------------------------------------

SECTION 7        MARKING AND DELIVERY OF COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                 ----------------------------------
                 (a)      Marking of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                          ---------------------
                 (b)      Upon Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                          ---------------------

SECTION 8        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                 ------------------------------
                 (a)      Location of Business and Collateral.  . . . . . . . . . . . . . . . . . . . . . . . 30
                          -----------------------------------
                 (b)      Pledged Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
                          --------------
                 (c)      Ownership/Title to Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . 31
                          -----------------------------
                 (d)      Possession. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          ----------
                 (e)      Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          ----------
                 (f)      Approval; Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          ------------------
                 (g)      Accounts, Accounts Receivables and General Intangibles. . . . . . . . . . . . . . . 32
                          ------------------------------------------------------
                 (h)      Authorization; Enforceability . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                          -----------------------------
                 (i)      Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                          --------



50026F70.1E
17122-008

                 (j)      Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 34
                          ------
                 (k)      Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 35
                          ---------
                 (l)      Third Party Notes . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 35
                          -----------------
SECTION 9        GENERAL COVENANTS REGARDING COLLATERAL . . . . . . . . . . . . . . . . . . .  . . . . . . 35
                 --------------------------------------
                 (a)      Financing Statements, Etc.  . . . . . . . . . . . . . . . . . . . .  . . . . . . 36
                          --------------------------
                 (b)      Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 36
                          ------------------
                 (c)      Statements and Schedules. . . . . . . . . . . . . . . . . . . . . .  . . . . . . 36
                          ------------------------
                 (d)      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 37
                          --------------------
                 (e)      Identification of Leases and Chattel Paper  . . . . . . . . . . . .  . . . . . . 37
                          ------------------------------------------
SECTION 10       COVENANTS REGARDING COLLATERAL EQUIPMENT AND COLLATERAL INVENTORY . . . . .  . . . . . . 38
                 ------------------------------------------------------------------
                 (a)      Location of Collateral Equipment. . . . . . . . . . . . . . . . . .  . . . . . . 38
                          --------------------------------
                 (b)      Maintenance of Collateral Equipment and Collateral Inventory. . . .  . . . . . . 38
                          ------------------------------------------------------------
                 (c)      Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 38
                          ----------------
                 (d)      Location of Collateral Inventory. . . . . . . . . . . . . . . . . .  . . . . . . 38
                          --------------------------------
SECTION 11       COVENANTS REGARDING INSURANCE  . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 39
                 -----------------------------
                 (a)      Maintenance of Insurance. . . . . . . . . . . . . . . . . . . . . .  . . . . . . 39
                          ------------------------
                 (b)      Grantor to Take Required Action . . . . . . . . . . . . . . . . . .  . . . . . . 39
                          -------------------------------
                 (c)      Notice of Claims  . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 39
                          ----------------
                 (d)      Deposit of Proceeds . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 40
                          -------------------
                 (e)      Settlement of Claims and Release of Proceeds  . . . . . . . . . . .  . . . . . . 40
                          --------------------------------------------
                 (f)      Aircraft Insurance  . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 40
                          ------------------
SECTION 12       COVENANTS REGARDING ACCOUNTS AND ACCOUNTS RECEIVABLE . . . . . . . . . . . .  . . . . . . 40
                 ----------------------------------------------------
                 (a)      Records.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 40
                          -------
                 (b)      Notice to Account Debtors.  . . . . . . . . . . . . . . . . . . . .  . . . . . . 41
                          -------------------------
                 (c)      Verifications.  . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 41
                          -------------
                 (d)      Limitations on Modifications of Accounts. . . . . . . . . . . . . .  . . . . . . 41
                          ----------------------------------------
                 (e)      Schedule of Accounts and Accounts Receivable. . . . . . . . . . . .  . . . . . . 41
                          --------------------------------------------
SECTION 13       ADDITIONAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 42
                 --------------------
                 (a)      No Transfer of Collateral.  . . . . . . . . . . . . . . . . . . . .  . . . . . . 42
                          -------------------------
                 (b)      Proceeds of Sale. . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 42
                          ----------------
                 (c)      Pledged Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 42
                          --------------
                 (d)      Payment of Obligations. . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 43
                          ----------------------
                 (e)      Limitation of Liens on Collateral.  . . . . . . . . . . . . . . . .  . . . . . . 43
                          ---------------------------------
                 (f)      Compliance With Terms.  . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 43
                          ---------------------
                 (g)      Third Party Notes.  . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 43
                          -----------------
                 (h)      Further Indemnification.  . . . . . . . . . . . . . . . . . . . . .  . . . . . . 43
                          -----------------------
                 (i)      Maintenance of Records. . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 43
                          ----------------------
                 (j)      Special Collateral. . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 44
                          ------------------
                 (k)      Performance by the Collateral Agent of the Grantor's Obligation.  .  . . . . . . 44
                          ---------------------------------------------------------------
                 (l)      Maintenance and Repairs of Aircraft.  . . . . . . . . . . . . . . .  . . . . . . 44
                          -----------------------------------
                 (m)      Aircraft Registration.  . . . . . . . . . . . . . . . . . . . . . .  . . . . . . 47
                          ---------------------

50026F70.1E
17122-008                                                             -ii-

SECTION 14       VOTING RIGHTS; DIVIDENDS; ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
                 -----------------------------
                 (a)      Upon Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
                          ---------------------
                 (b)      After Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
                          ----------------------

SECTION 15       COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT  . . . . . . . . . . . . . . . . . . . . . . . . 48
                 -------------------------------------------
                 (a)      Appointment of Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . . . 48
                          -------------------------------
                 (b)      Ratification of Actions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
                          -----------------------
                 (c)      Duties of Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
                          --------------------------
                 (d)      Additional Authority Upon Event of Default. . . . . . . . . . . . . . . . . . . . . 49
                          ------------------------------------------

SECTION 16       THE COLLATERAL AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
                 --------------------
                 (a)      Appointment of the Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . 49
                          -----------------------------------
                 (b)      Responsibility Disclaimed.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
                          -------------------------
                 (c)      Exculpatory Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
                          ----------------------
                 (d)      Delegation of Duties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
                          --------------------
                 (e)      Limitations on Responsibility of the Collateral Agent and Other Matters . . . . . . 52
                          -----------------------------------------------------------------------
                 (f)      Action on Instructions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
                          ----------------------
                 (g)      Advance of Funds by the Collateral Agent. . . . . . . . . . . . . . . . . . . . . . 53
                          ----------------------------------------
                 (h)      Continental and Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
                          --------------------------
                 (i)      Notice to Holder of Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
                          -------------------------
                 (j)      Reliance by the Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . . 54
                          --------------------------------
                 (k)      Termination of the Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . 54
                          -----------------------------------
                 (l)      Resignation of the Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . 55
                          -----------------------------------
                 (m)      Notice of Successor Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . 55
                          ------------------------------------
                 (n)      Status of Successors to the Collateral Agent. . . . . . . . . . . . . . . . . . . . 56
                          --------------------------------------------
                 (o)      Merger of the Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . 56
                          ------------------------------

SECTION 17       EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
                 -----------------

SECTION 18       REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
                 --------
                 (a)      Set-off.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
                          -------
                 (b)      Rights and Remedies.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
                          -------------------
                 (c)      Treatment of Payments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
                          ---------------------
                 (d)      Disposition of Payments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
                          -----------------------

SECTION 19       INDEMNITY AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
                 ----------------------
                 (a)      Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
                          ---------------
                 (b)      Reimbursement of Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
                          -------------------------

SECTION 20       SECURITY INTEREST ABSOLUTE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
                 --------------------------
SECTION 21       REGISTRATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
                 -------------------
SECTION 22       AMENDMENTS; ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
                 ---------------
SECTION 23       NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
                 -------
SECTION 24       CONTINUING SECURITY INTEREST; TRANSFER OF NOTES  . . . . . . . . . . . . . . . . . . . . . . 63
                 -----------------------------------------------
SECTION 25       GOVERNING LAW; TERMS; WAIVER OF DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . 63
                 ----------------------------------------

50026F70.1E
17122-008                                                             -iii-

SECTION 26       REINSTATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                 -------------

SECTION 27       INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                 --------------
                 (a)      Incorporation of Recitals.  . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                          -------------------------
                 (b)      Headings; Language. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                          ------------------
                 (c)      Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                          ------------
                 (d)      No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . 64
                          ------------------------------
                 (e)      Conflicts or Inconsistency  . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                          --------------------------
                 (f)      Execution in Counterparts; Amendment and Restatement  . . . . . . . . . . . . . 65
                          ----------------------------------------------------

SECTION 28       WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                 --------------------

SECTION 29       RELEASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
                 -------

SECTION 30       IBM SECURITY INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
                 ---------------------


50026F70.1E
17122-008                                                             -iv-

                                   SCHEDULES

SCHEDULE I       MANDATORY BANK ACCOUNTS
SCHEDULE II      PERMITTED BANK ACCOUNTS
SCHEDULE III     SPECIAL PERMITTED BANK ACCOUNTS
SCHEDULE IV      INTELLECTUAL PROPERTY
SCHEDULE V       PLEDGED SHARES/PLEDGED DEBT
SCHEDULE VI      BANK ACCOUNTS
SCHEDULE VII     GRANTOR'S LOCATIONS
SCHEDULE VIII    LOCATION OF COLLATERAL
SCHEDULE IX      LEASES
SCHEDULE X       AIRCRAFT AND ENGINES
SCHEDULE XI      AIRCRAFT INSURANCE
SCHEDULE XII     SPECIFIED COLLATERAL


                                    EXHIBITS

EXHIBIT I        FORM OF COLLATERAL LOCKBOX ACCOUNT LETTER
EXHIBIT II       FORM OF NOTICE TO RELEASE CXC FUNDS
EXHIBIT III      FORM OF NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS
EXHIBIT IV       FORM OF NOTICE OF NON-RECOURSE FINANCING
EXHIBIT V        FORM OF NON-RECOURSE DEBT RELEASE
EXHIBIT VI       [Intentionally Omitted]
EXHIBIT VII      FORM OF SUBORDINATION AGREEMENT
EXHIBIT VIII     FORM OF SWEEP AGREEMENT





50026F70.1E
17122-008
                                      -v-

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


                 THIS AMENDED AND RESTATED SECURITY AGREEMENT ("AGREEMENT") is made as of July 29, 1994 (the "AGREEMENT DATE") by LDI CORPORATION, a Delaware Corporation (the "GRANTOR"), in favor of CONTINENTAL BANK, in its capacity as collateral agent as hereinafter provided (the "COLLATERAL AGENT") and amends and restates in its entirety the Security Agreement, dated as of May 2, 1994 (the "EXISTING SECURITY AGREEMENT"), executed by the Grantor in favor of the Collateral Agent and the various financial institutions identified therein.


                                   RECITALS:


                 - The Grantor has previously executed the following agreements: (i) that certain Amended and Restated Credit Agreement (the "NCB/SOCIETY CREDIT AGREEMENT"), dated as of December 14, 1992, among the Grantor, National City Bank ("NCB") and Society National Bank ("SOCIETY") as co-agents and the various financial institutions which are parties thereto;
(ii) that certain Credit Agreement (the "CONTINENTAL CREDIT AGREEMENT"), dated as of August 3, 1992, as amended, among the Grantor, Continental Bank as agent, and the various financial institutions which are parties thereto;
(iii) that certain Note Purchase Agreement (the "1989 NOTE PURCHASE AGREEMENT") with Northwestern National Life Insurance Company ("NORTHWESTERN"), Northern Life Insurance Company ("NORTHERN"), American Investors Life Insurance Company ("AMERICAN"), Confederation Life Insurance Company ("CONFEDERATION") and Beneficial Standard Life Insurance Company ("BENEFICIAL," and collectively with Northwestern, Northern, American and Confederation, the "1989 LENDERS"), dated as of August 1, 1989, with respect to $20,000,000 9.96% Senior Notes Due 1995; (iv) that certain Note Purchase Agreement (the "1988 NOTE PURCHASE AGREEMENT," and together with the 1989 Note Purchase Agreement, the "NORTHWESTERN AGREEMENTS") with Northwestern, Confederation, The North Atlantic Life Insurance Company of America ("NORTH ATLANTIC"), The Minnesota Mutual Life Insurance Company (successor by merger to Ministers Life - A Mutual Life Insurance Company) ("MINNESOTA MUTUAL"), Farm Bureau Life Insurance Company of Michigan ("FARM"), FB Annuity Company ("FB") and Farm Bureau Mutual Insurance Company of Michigan ("FARM MUTUAL," and collectively with the 1989 Lenders, North Atlantic, Minnesota Mutual, Farm and FB, the "NORTHWESTERN LENDERS"), dated as of August 31, 1988, with respect to $13,000,000 9.97% Senior Notes Due 1994; and (v) that certain promissory note (the "NAT WEST NOTE"), dated as of July 1, 1993, executed by the Grantor in favor of National Westminster Bank, USA ("NAT WEST").





50026F70.1E
17122-008

                 A. Each of NCB, Society and Continental, each in their capacity as lender, and each of the various other financial institutions which are lenders under each of the NCB/Society Credit Agreement and the Continental Credit Agreement are herein referred to as the "EXISTING BANK LENDERS."

                 B. The Northwestern Lenders and Nat West are herein referred to as the "EXISTING TERM LENDERS."

                 C. The Existing Bank Lenders and the Existing Term Lenders are herein referred to collectively as the "EXISTING LENDERS."

                 D. The Grantor has previously executed and delivered a Credit Agreement, dated as of May 2, 1994, as amended, by and among NCB, Society and Continental, as co-agents, and the Existing Bank Lenders to be effective as of July 29, 1994 only upon the terms and conditions set forth therein (the "NEW CREDIT AGREEMENT").

                 E. The NCB/Society Credit Agreement, the Continental Credit Agreement, the Northwestern Agreements, the Nat West Note, and the
New Credit Agreement, as each may hereafter be amended, modified, supplemented or restated in conformity with the terms of the Intercreditor Agreement (as hereinafter defined), are herein referred to collectively as the "EXISTING CREDIT AGREEMENTS."

                 F. At the request of the Grantor and in consideration of, among other things, the execution and delivery by the Grantor of the Existing Security Agreement, each of the Existing Bank Lenders which is a party to the NCB/Society Credit Agreement executed a waiver dated May 2, 1994 of certain defaults thereunder and each of the Existing Bank Lenders which is a party to the Continental Credit Agreement executed and delivered to the Grantor a waiver dated April 29, 1994 of certain defaults thereunder (each a "WAIVER").

                 G. Each Waiver was originally for a period ending on May 31, 1994 and, at the request of the Grantor, the Existing Bank Lenders executed and delivered to the Grantor extensions of each of the Waivers to July 29, 1994 (each such extension, a "WAIVER EXTENSION").

                 H. At the request of the Grantor, each of the Existing Bank Lenders and the Grantor entered into that certain letter agreement Re: Proposed Credit Agreement, dated April 28, 1994, as amended (the "EXISTING BANK LENDERS COMMITMENT LETTER").

                 I. Pursuant to the terms of the Existing Bank Lenders Commitment Letter and concurrently with the execution and delivery hereof, the Grantor is executing and delivering a Second Amended and Restated Credit Agreement, dated as of the date hereof (the





50026F70.1E
17122-008                                                              -2-

"AMENDED AND RESTATED CREDIT AGREEMENT"), by and among the Grantor and NCB, Society and Continental, each in its capacity as agent (individually, in such capacity, a "CO-AGENT" and collectively, in such capacities, the "CO-AGENTS") and the Existing Bank Lenders (collectively with the Co-Agents, the "AMENDED AND RESTATED CREDIT AGREEMENT LENDERS").

                 J. At the request of the Grantor, each of the Northwestern Lenders and the Grantor entered into that certain letter agreement, Re: Restructuring of Notes issued under Note Purchase Agreement dated as of August 31, 1988 and Note Purchase Agreement dated as of August 1, 1989, dated May 2, 1994, as amended (the "NORTHWESTERN COMMITMENT LETTER"), and pursuant to the terms of the Northwestern Commitment Letter and concurrently with the execution and delivery hereof, the Grantor shall execute and deliver a letter amendment to the 1988 Note Purchase Agreement and a letter amendment to the 1989 Note Purchase Agreement (as so amended, the "AMENDED NORTHWESTERN AGREEMENTS").

                 K. The Grantor has previously executed and delivered to Nat West an amendment of the Nat West Note, dated as of April 29, 1994 (the "AMENDED NAT WEST NOTE").

                 L. The Amended and Restated Credit Agreement, the Amended Northwestern Agreements and the Amended Nat West Note, and each of the Subject Facility Documents (as defined in the Intercreditor Agreement) as may hereafter exist, as each may hereafter be amended, modified, supplemented or restated in conformity with the terms of the Intercreditor Agreement, are herein referred to collectively as the "CREDIT AGREEMENTS."

                 M. The Grantor previously executed and delivered the Existing Security Agreement pursuant to which the Grantor granted in favor of the Collateral Agent a first priority, perfected security interest in and Lien upon certain assets of the Grantor, and it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement and the Amended Northwestern Agreements that the Grantor execute and deliver this Agreement in order to, among other things, reaffirm, ratify, confirm, continue the security interests, pledge and Liens granted pursuant to the terms of the Existing Security Agreement and to amend and restate the Existing Security Agreement.

                 N. LDI of Ohio, Inc., f/k/a LDI Computer Systems, Inc., a wholly-owned subsidiary of the Grantor ("COMPUTER SYSTEMS"), previously executed and delivered (i) to the Existing Lenders which are party to the Continental Credit Agreement, that certain Guaranty of Payment of Debt dated as of ______________, 1994, and to the Existing Lenders which are party to the NCB/Society Credit Agreement, that certain Guaranty of Payment of Debt, dated ________________, (collectively, the "SUBSIDIARY GUARANTIES"), and (ii) that certain Security Agreement, dated as of May 2, 1994, in favor of the Collateral Agent for the benefit of the Existing Lenders (the "EXISTING SUBSIDIARY SECURITY AGREEMENT"), pursuant





50026F70.1E
17122-008                                                              -3-
to which Computer Systems granted the Collateral Agent a first priority, perfected security interest in and Lien upon certain assets of Computer Systems.

                 O. Concurrently with the execution and delivery of this Agreement, the Credit Agreements and the Intercreditor Agreement, Computer Systems is executing and delivering (i) a certain Amended and Restated Guaranty dated of even date herewith in favor of ____________, (ii) a certain Guaranty dated of even date herewith in favor of the Northwestern Lenders, and
(iii) an Amended and Restated Security Agreement in favor of the Collateral Agent for the benefit of the Collateral Agent and the Co-Agents and the ratable benefit of the Intercreditor Lenders (the "AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT").

                 P.       Concurrently with the  execution and delivery of
this Agreement, the Collateral Agent, the Grantor, Computer Systems and the Existing Lenders (together with each of the other financial institutions
which are or may become parties thereto,   the "INTERCREDITOR LENDERS") are
executing and delivering an Intercreditor Agreement, dated the date hereof (as such agreement may hereafter be amended, modified, supplemented or restated, the "INTERCREDITOR AGREEMENT"), pursuant to which the Intercreditor Lenders shall, among other things, define certain of their rights and remedies with respect to the Credit Agreements and this Agreement.

                 Q. Concurrently with the execution and delivery of this Agreement, the Collateral Agent, the Grantor and Citicorp North America, Inc., as agent (the "CXC AGENT") for CXC Incorporated, a Delaware corporation ("CXC"), are executing and delivering an Intercreditor Agreement, dated the date hereof (as such agreement may hereafter be amended, modified, supplemented or restated, the "CXC INTERCREDITOR AGREEMENT").

                 R. The Existing Lenders appointed Continental as Collateral Agent under the Existing Security Agreement and are hereby reaffirming their appointment of Continental as Collateral Agent thereunder and hereunder.

                 S. Concurrently with the execution and delivery of this Agreement and pursuant to the terms of the Intercreditor Agreement, the Intercreditor Lenders are acknowledging the previous appointment of Continental as Collateral Agent and are appointing Continental as Collateral Agent thereunder and hereunder.

                 T. Concurrently with the execution and delivery of this Agreement and pursuant to the terms of the Intercreditor Agreement, the Intercreditor Lenders have agreed that notwithstanding the fact that each Intercreditor Lender is a party to the Existing Security Agreement, from the date hereof and continuing thereafter, this Agreement shall be by and between the Grantor and the Collateral Agent only.





50026F70.1E
17122-008                                                              -4-

                 NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants herein contained and in order to induce the Intercreditor Lenders to enter into the Credit Agreements and the Intercreditor Agreement, the Grantor hereby agrees with the Collateral Agent for the benefit of the Collateral Agent and the Co-Agents and the ratable benefit of the Intercreditor Lenders that the Existing Security Agreement be, and the same hereby is, amended and restated in its entirety to read as set forth above and as follows:

         SECTION 1        DEFINITIONS.

         In addition to the terms defined elsewhere herein, the following terms, shall be a part of this Agreement, and except where the context otherwise requires, shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                 "ACCOUNT" shall mean any "account" as such term is defined in
         Section 1309.01(A)(15) of the UCC.

                 "ACCOUNT COLLATERAL" shall have the meaning ascribed to such term in SECTION 2(B) hereof.

                 "ACCOUNT DEBTOR" shall mean any "account debtor" as such term is defined in Section 1309.01(A)(1) of the UCC.

                 "ACCOUNT RECEIVABLE" shall mean any right to payment arising out of, or relating to, or in connection with (a) any Account, (b) the use, sale, lease or disposition of Inventory or goods (including, without limitation, all Accounts, accounts receivable, other receivables, Contract Rights, Chattel Paper, Instruments, Documents, notes, and other forms of obligations now owned or hereinafter received or acquired by or belonging or owing to the Grantor, whether arising out of the sale, rental or lease of Inventory or goods); (c) any amount payable by any person to the Grantor in connection with the Grantor's purchase, acquisition or leasing of Inventory; (d) any amounts payable under any of the General Intangibles; and (e) any or all of the Grantor's rights in, to and under all purchase orders or receipts now owned or hereinafter acquired by it and all of the Grantor's rights to any goods represented by any of foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

                 "AGREEMENT DATE" shall have the meaning ascribed to such term in the preamble hereof.





50026F70.1E
17122-008                                                              -5-

                 "AIRCRAFT" shall mean (a) the Airframes; (b) the Engines; and (c) any and all manuals, logbooks, flight records, maintenance records, and other historical records or information of the Grantor relating to the foregoing item (a) and/or item (b).

                 "AIRFRAME" shall mean those certain airframes identified on SCHEDULE X attached hereto and incorporated herein by this reference, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment, or avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment) installed in, appurtenant to, or delivered with or in respect of such airframes.

                 "AMENDED AND RESTATED CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph J of the Recitals.

                 "AMENDED AND RESTATED CREDIT AGREEMENT LENDERS" shall have the meaning ascribed to such term in Paragraph J of the Recitals.

                 "AMENDED NAT WEST NOTE" shall have the meaning ascribed to such term in Paragraph L of the Recitals.

                 "AMENDED NORTHWESTERN AGREEMENTS" shall have the meaning ascribed to such terms in Paragraph K of the Recitals.

                 "AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT" shall have the meaning ascribed to such term in Paragraph P of the Recitals.

                 "APPLICABLE LAW" shall mean, in respect of any person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such person, now in effect or as hereafter amended, modified, enacted or in effect, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the person in question is a party or by which it or any of its property is bound from time to time.

                 "AUTHORIZED SIGNATORY" shall mean the president, the chief financial officer and such other specified officers or other senior personnel of the Grantor as may be duly authorized and designated in writing by resolution of the board of directors of the Grantor to execute documents, agreements, certificates and instruments on behalf of the Grantor.

                 "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ., as amended from time to time.

                 "BUSINESS DAY" shall have the meaning ascribed to such term in the Amended and Restated Credit Agreement.





50026F70.1E
17122-008                                                              -6-

                 "CASH EQUIVALENT INVESTMENT" shall mean overnight investment of funds in a manner and in amounts satisfactory to the Collateral Agent and the Required Lenders.

                 "CHATTEL  PAPER"  shall  mean   any  "chattel  paper"  as
         such   term  is  defined  in  Section   1309.01(A)(2)  of  the  UCC.


                 "CO-AGENTS" shall have the meaning ascribed to such term in Paragraph J of the Recitals, and includes each successor who shall act as a Co-Agent.

                 "COLLATERAL" shall have the meaning ascribed to such term in
         SECTION 2(B) hereof.

                 "COLLATERAL AGENT" shall have the meaning ascribed to such term in the preamble hereto, and includes each successor who shall act as Collateral Agent.

                 "COLLATERAL INSURANCE CLAIM" shall mean any claim which relates to reimbursement for damage to or loss of the Collateral and arises under the insurance policies required by this Agreement or the other Subject Facility Documents.

                 "COLLATERAL LOCKBOX" shall mean a Lockbox maintained by a Collateral Lockbox Bank for the purpose of receiving payments of proceeds of Collateral, or such other post office box or mailing location utilized for a similar purpose as the Grantor and a Collateral Lockbox Bank may agree upon from time to time.

                 "COLLATERAL LOCKBOX ACCOUNT" shall mean each account (i) designated by the Collateral Agent from time to time; (ii) maintained with a Collateral Lockbox Bank for the purposes described in this Agreement, including without limitation, the purposes set forth in
         SECTION 4 hereof, (iii) in which the Collateral Agent has a first priority perfected Lien; (iv) over which the Collateral Agent has exclusive control and dominion; and (v) with respect to which the Grantor has no right to withdraw funds.

                 "COLLATERAL LOCKBOX ACCOUNT LETTERS" shall mean the letters in the form and content of EXHIBIT I attached hereto and as more fully described in SECTION 4(F) hereof.

                 "COLLATERAL LOCKBOX BANK" shall mean each and every Intercreditor Lender which maintains a Collateral Lockbox Account.

                 "COMPUTER HARDWARE AND SOFTWARE" shall mean all computer hardware and software in all its forms (including, but not limited to, (a) all computer and other electronic data processing hardware, whether now owned, licensed or leased or hereafter acquired by the Grantor, integrated computer





50026F70.1E
17122-008                                                              -7-
         systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, mask rights, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (b) all software programs, whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above, including, without limitation, operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (c) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by the Grantor; and
         (d) all documentation for such hardware, software and firmware described in the preceding CLAUSES (A), (B) AND (C), whether now owned, licensed or leased or hereafter acquired by the Grantor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes).

                 "COMPUTER SYSTEMS" shall mean LDI of Ohio, Inc., f/k/a LDI Computer Systems, Inc., an Ohio corporation and a wholly-owned subsidiary of the Grantor, and any successor thereto.

                 "CONTINENTAL" shall mean Continental Bank, in its individual capacity.

                 "CONTINENTAL CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "CONTRACTS" shall mean (a) all contracts, undertakings or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) relating to the Collateral, and (b) all "contract rights," as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, relating to the Collateral.

                 "CREDIT AGREEMENTS" shall have the meaning ascribed to such term in Paragraph M of the Recitals.

                 "CXC" shall have the meaning ascribed to such term in Paragraph R of the Recitals, together with its permitted successors and assigns pursuant to the terms of the Lease Receivables Transfer Agreement.

                 "CXC AGENT" shall have the meaning ascribed to such term in Paragraph R of the Recitals, together with its permitted successors and assigns pursuant to the terms of the Lease Receivables Transfer Agreement.

                 "CXC EQUIPMENT COLLATERAL" shall have the meaning ascribed to such term in the CXC Intercreditor Agreement.





50026F70.1E
17122-008                                                              -8-

                 "CXC INTERCREDITOR AGREEMENT" shall have the meaning ascribed to such term in Paragraph R of the Recitals.

                 "CXC FUNDS" shall have the meaning ascribed to such term in
         SECTION 6(A) hereof.

                 "CXC LOCKBOX" shall mean a Lockbox maintained by a CXC Lockbox Bank for the purpose of receiving payments made by Obligors of Transferred Lease Receivables for subsequent deposit into a related CXC Lockbox Account, or such other post office box or mailing location utilized for a similar purpose as the Grantor and the CXC Agent may agree upon from time to time pursuant to the Lease Receivable Transfer Agreement.

                 "CXC LOCKBOX ACCOUNT" shall mean a Lockbox Account maintained with a CXC Lockbox Bank for the purpose of depositing payments made by the Obligors of Transferred Lease Receivables in connection with the CXC Transaction, or such other account or accounts utilized for a similar purpose as the Grantor and the CXC Agent may agree upon from time to time pursuant to the Lease Receivables Transfer Agreement.

                 "CXC LOCKBOX BANK" shall mean a Lockbox Bank at which a CXC Lockbox Account is maintained, or such other bank or financial institution or entity utilized for a similar purpose as the Grantor and the CXC Agent may agree upon from time to time pursuant to the Lease Receivables Transfer Agreement.

                 "CXC RESTRUCTURED FACILITY" shall mean the transactions contemplated by a lease receivables transfer facility to be entered into among the Grantor, LDI Funding and CXC in order to replace the facility evidenced by the Lease Receivables Transfer Agreement in effect on the date hereof pursuant to which (a) all Transferred Assets existing on the date such replacement facility becomes effective will be (i) reconveyed by CXC to the Grantor, (ii) sold to and/or contributed to the capital of LDI Funding by the Grantor and
         (iii) transferred by LDI Funding to CXC pursuant to a new lease receivables transfer agreement and (b) certain Collateral may thereafter be sold to an/or contributed to the capital of LDI Funding by the Grantor and become Transferred Assets in accordance with the terms of this Agreement and the CXC Intercreditor Agreement. The terms and conditions of the portion of the CXC Restructured Facility evidenced by the lease receivables transfer agreement between LDI Funding and CXC shall be substantially similar to terms and conditions contained in the Lease Receivables Transfer Agreement in effect on the date hereof.

                 "CXC TRANSACTION" shall mean the transactions contemplated by the Lease Receivables Transfer Agreement and, following the effective date thereof, the transactions contemplated by the CXC Restructured Facility.





50026F70.1E
17122-008                                                              -9-

                 "DEBT DOCUMENTS" shall mean each and every of the following: this Agreement, the Amended and Restated Credit Agreement, the Amended and Restated Nat West Note, the Amended Northwestern Agreements, the Amended and Restated Subsidiary Security Agreement, the CXC Intercreditor Agreement, Subsidiary Guaranties, the Amended and Restated Guaranties, the Loan Documents (as defined in the Amended and Restated Credit Agreement), the Security Documents (as defined in the Intercreditor Agreement), the Subject Facility Documents, and the Intercreditor Documents (as defined in the Intercreditor Agreement).

                 "DEFAULT" shall mean any event, act or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                 "DEPOSIT ACCOUNTS" shall mean any "deposit account" as such term is defined in Section 1309.01(A)(5) of the UCC.

                 "DOCUMENTS" shall mean any "document" as such term is defined in Section 1309.01(A)(6) of the UCC.

                 "EQUIPMENT" shall mean any "equipment" as such term is defined in Section 1309.07(B) of the UCC, and include, without limitation, all machinery, equipment, furnishings, fixtures, and computers and other electronic data processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                 "ENGINES" shall mean those certain aircraft engines identified on SCHEDULE X attached hereto and incorporated herein by this reference, and any other aircraft engines which either now or in the future are installed on, appurtenant to, or delivered with or in respect of any Airframe, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines. The term "Engines" shall also refer to any replacement aircraft engine which the Grantor is required or permitted, under this Agreement, to install upon any Airframe and as to which the Grantor complies with each of the applicable requirements contained in this Agreement.

                 "EVENT OF DEFAULT" shall have the meaning ascribed to such term in SECTION 17 hereof.

                 "EXCLUDED COLLATERAL" shall have the meaning ascribed to such term in SECTION 2(C) hereof.

                 "EXISTING BANK LENDERS" shall have the meaning ascribed to such term in Paragraph B of the Recitals.





50026F70.1E
17122-008                                                             -10-

                 "EXISTING BANK LENDERS COMMITMENT LETTER" shall have the meaning ascribed to such term in Paragraph I of the Recitals.

                 "EXISTING CREDIT AGREEMENTS" shall have the meaning ascribed to such term in Paragraph F of the Recitals.

                 "EXISTING LENDERS" shall have the meaning ascribed to such term in Paragraph D of the Recitals.

                 "EXISTING SECURITY AGREEMENT" shall mean that certain Security Agreement dated as of May 2, 1994, executed by the Grantor in favor of the Collateral Agent and the various financial institutions identified therein.

                 "EXISTING SUBSIDIARY SECURITY AGREEMENT" shall have the meaning ascribed to such term in Paragraph O of the Recitals.

                 "EXISTING TERM LENDERS" shall have the meaning ascribed to such term in Paragraph C of the Recitals.

                 "FAA" shall mean the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

                 "FIXTURES" shall mean any "fixture" as such term is defined in
         Section 1309.32 of the UCC.

                 "GENERAL INTANGIBLES" shall mean any "general intangible" as such term is defined in Section 1309.01(A)(16) of the UCC.

                 "GENERAL NON-RECOURSE LENDER ACCOUNT" shall mean an account in which the Collateral Agent has no Lien and which is maintained at NCB for the purpose of receiving CXC Funds and Non-Recourse Lender Funds as more fully described in SECTION 6 hereof, PROVIDED, HOWEVER, that (a) the only deposits into any such account are Excluded Collateral or the Proceeds of Excluded Collateral, and (b) the deposits made into any such account shall not consist of any Collateral nor any Proceeds of Collateral nor the proceeds of any loans, advances or other credit facilities made by any Intercreditor Lender under any of the Subject Facility Documents.

                 "GENEVA CONVENTION" shall mean the Convention on the International Recognition of Rights in Aircraft made at Geneva, Switzerland on June 19, 1948 (effective 17 September 1953), together with the necessary enacting rules and regulations promulgated by any particular signatory country.

                 "GRANTOR" shall mean LDI Corporation, a Delaware corporation.

                 "HEREBY," "HEREIN," "HEREOF", "HEREUNDER" and words of similar import refer to this Agreement as a whole and not





50026F70.1E
17122-008                                                             -11-
         merely to the specific section, paragraph or clause in which the respective word appears.

                 "INSTRUMENTS" shall mean any "instrument" as such term is defined in Section 1309.01(A)(9) of the UCC, other than instruments or writings that constitute, or are part of a group of instruments or writings that constitute, Chattel Paper.

                 "INTERCREDITOR AGREEMENT" shall have the meaning ascribed to such term in Paragraph Q of the Recitals.

                 "INTERCREDITOR LENDERS" shall have the meaning ascribed to such term in Paragraph Q of the Recitals.

                 "INVENTORY" shall mean any "inventory" as such term is defined in Section 1309.07(D) of the UCC.

                 "LDI FUNDING" shall mean LDI Lease Funding Corporation, a Delaware corporation and a wholly-owned subsidiary of the Grantor.

                 "LEASE" shall mean a lease agreement between the Grantor and any Obligor for the lease of any Equipment.

                 "LEASE COLLATERAL" shall have the meaning ascribed to such term in SECTION 8(J) hereof.

                 "LEASE RECEIVABLE"   shall mean with  respect to any Lease  at
         any time, all periodic installments of rent then or thereafter payable by the Obligor under such Lease, together with all supplemental or additional payments required by the terms of such Lease with respect to insurance, maintenance, ancillary products and services and other specific charges, excluding any such payments or charges which constitute sales or other taxes or the price for a purchase option occurring at the end of the term of such Lease.

                 "LEASE RECEIVABLES TRANSFER AGREEMENT" shall mean the Amended and Restated Lease Receivables Transfer Agreement, dated as of February 15, 1994, by and among the Grantor, CXC and the CXC Agent as amended, modified or supplemented from time to time and, after the effective date of the CXC Restructured Facility, shall mean the documents executed pursuant to the CXC Restructured Facility which evidence the sale and/or contribution of Transferred Assets by the Grantor to LDI Funding and the transfer of such Transferred Assets by LDI Funding to CXC.

                 "LESSEE COLLATERAL" shall mean all security interests or liens, and property subject to such security interests or liens, and all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements from time to time





50026F70.1E
17122-008                                                             -12-
         granted by or entered into by the lessees or any other person (other than the Grantor) under the Transferred Leases to secure or support the payment of the lessees' obligations under the Transferred Leases, including all UCC financing statements covering the Lessee Collateral.

                 "LIEN" shall mean, with respect to any property, any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

                 "LOCKBOX" means a post office box or other mailing location maintained by a Lockbox Bank for the purpose of receiving payments made by obligors for subsequent deposit into a related Lockbox Account.

                 "LOCKBOX ACCOUNT" means a demand deposit account or other collection account maintained with a Lockbox Bank or Collateral Lockbox Bank, as the case may be, for the purpose of depositing payments made by the obligors.

                 "LOCKBOX BANK" means a bank or credit union at which a Lockbox Account is maintained.

                 "MANDATORY BANK ACCOUNT" shall mean each deposit account or other account: (a) which is maintained by the Grantor at a bank or other financial institution which is an Intercreditor Lender; (b) with respect to which the Grantor has executed and delivered to the Collateral Agent a duly executed Sweep Agreement; and (c) which is either (i) in the case of those deposit or other accounts identified on SCHEDULE I attached hereto, a deposit account or other account in which the Collateral Agent has a first priority Lien, or (ii) in the case of each other deposit account or other account, a deposit account or other account in which the Collateral Agent has a first priority perfected Lien.

                 "MRK SECURED NOTE" shall mean that certain Secured Subordinated Promissory Note dated May 31, 1994 in the original principal amount of Two Million Dollars ($2,000,000) executed by MRK Computer Systems, Inc. an Ohio corporation (MRK"), and payable to the order of the Grantor.

                 "NAT WEST NOTE" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NCB" shall mean National City Bank, in its individual capacity.

                 "NCB/SOCIETY CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.





50026F70.1E
17122-008                                                             -13-

                 "NEW CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph E of the Recitals.

                 "1988 NOTE PURCHASE AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "1989 LENDERS" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "1989 NOTE PURCHASE AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NON-RECOURSE DEBT" shall mean any debt of the Grantor for which neither the obligee nor any other person has any legal recourse against the Grantor, other than to certain specified collateral which was pledged by the Grantor in connection with the incurrence thereof.

                 "NON-RECOURSE LENDER" shall mean a lender of Non-Recourse Debt.

                 "NON-RECOURSE LENDER FUNDS" shall have the meaning ascribed to such term in SECTION 6(B) hereof.

                 "NON-RECOURSE LOCKBOX" shall mean a Lockbox maintained by a Non-Recourse Lockbox Bank for the purpose of receiving payments made by Obligors of Transferred Lease Receivable for subsequent deposit into a related Non-Recourse Lockbox Account, or such other post office box or mailing location utilized for a similar purpose as the Grantor and the agent for the applicable Non-Recourse Lenders may agree upon from time to time.

                 "NON-RECOURSE LOCKBOX ACCOUNT" shall mean a Lockbox Account maintained with a Non-Recourse Lockbox Bank for the purpose of depositing payments made by the Obligors of Transferred Lease Receivables, or such other account or accounts utilized for a similar purpose as the Grantor and the agent for the applicable Non-Recourse Lenders may agree upon from time to time.

                 "NON-RECOURSE LOCKBOX BANK" shall mean a Lockbox Bank at which a Non-Recourse Lockbox Account is maintained, or such other bank or financial institution or entity utilized for a similar purpose as the Grantor and the agent for the applicable Non-Recourse Lenders may agree upon from time to time.

                 "NON-RECOURSE OBLIGOR" shall mean any Non-Recourse Lender obligated in respect of a Lease Receivable pursuant to a Lease other than the Lessor or vendor of the Inventory or Equipment covered thereby.





50026F70.1E
17122-008                                                             -14-

                 "NORTHWESTERN AGREEMENTS" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NORTHWESTERN COMMITMENT LETTER" shall have the meaning ascribed to such terms in Paragraph K of the Recitals.

                 "NORTHWESTERN LENDERS" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NOTE" shall mean each promissory note executed by the Grantor pursuant to the terms of the Amended and Restated Credit Agreement, the Amended Northwestern Agreements, and each of the other Subject Facility Documents.

                 "NOTICE TO RELEASE CXC FUNDS" shall have the meaning ascribed to such term in SECTION 6(A) hereof.

                 "NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS" shall have the meaning ascribed to such term in SECTION 6(B) hereof.

                 "OBLIGATIONS" shall mean any and all existing and future liabilities, indebtedness and obligations (including without limitation, all Debt Obligations (as defined in the Intercreditor Agreement) and all Obligations (as defined in the Intercreditor Agreement)), and other payment obligations of the Grantor owing from time to time to each and every present or future Intercreditor Lender, Co-Agent or the Collateral Agent under any Debt Document and under the Intercreditor Agreement, and to the present or future Collateral Agent under any of the Loan Documents (as defined in the Amended and Restated Credit Agreement), including without limitation, all fees, costs, expenses, court costs, attorneys' fees and expenses, and the like covered by any of the foregoing.

                 "OBLIGOR" shall mean any party obligated in respect of a Lease Receivable pursuant to a Lease other than the lessor or vendor of the Inventory or Equipment covered thereby.

                 "PERMITTED BANK ACCOUNT" shall mean each deposit account or other account: (a) which is maintained by the Grantor at a bank or other financial institution which is not an Intercreditor Lender; (b) with respect to which the Grantor has executed and delivered to the Collateral Agent a duly executed Sweep Agreement; (c) which is existing on the Agreement Date; and (d) which is either (i) in the case of those deposit accounts or other accounts identified on SCHEDULE II attached hereto, a deposit account or other account in which the Collateral Agent has a first priority Lien, or (ii) in the case of each other deposit account or other account, a deposit account or other account in which the Collateral Agent has a first priority perfected Lien.





50026F70.1E
17122-008                                                             -15-

                 "PERMITTED LIEN" shall mean a Lien permitted by Section 7.2.3 of the Amended and Restated Credit Agreement.

                 "PERMITTED NON-RECOURSE BANK ACCOUNT" shall mean a deposit or other account maintained by the Grantor at a bank or other financial institution and in which the Collateral Agent has no Lien; PROVIDED, HOWEVER, that (a) the only deposits into any such account are Excluded Collateral or the Proceeds of Excluded Collateral, and (b) the deposits made into any such account shall not consist of any Collateral nor any Proceeds of Collateral nor the proceeds of any loans, advances or other credit facilities made by any Intercreditor Lender under any of the Subject Facility Documents.

                 "PICKER" shall mean Picker Financial Group, an Ohio general partnership.

                 "PICKER NOTE" shall mean that certain promissory note dated April 28, 1994 in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) executed by Picker and payable to the order of the Grantor.

                 "PLEDGED DEBT" shall have the meaning ascribed to such term in
         SECTION 2(B) hereof.

                 "PLEDGED SHARES" shall have the meaning ascribed to such term in SECTION 2(B) hereof.

                 "PROCEEDS" shall mean any "proceeds" as such term is defined in Section 1309.25 of the UCC, and, in any event, shall have the broadest meaning permissible under the Ohio Uniform Commercial Code, and the Uniform Commercial Code of any other state which is deemed applicable, and shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral,
         (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable, whether as rents, fees, lease payments or otherwise, under or in connection with any of the Collateral.

                 "REQUIRED LENDERS" shall have the meaning ascribed to such term in the Intercreditor Agreement.

                 "SECURITY COLLATERAL" shall have the meaning ascribed to such term in SECTION 2(B) hereof.

                 "SOCIETY" shall mean Society National Bank, in its individual capacity.





50026F70.1E
17122-008                                                             -16-

                 "SPECIAL PERMITTED BANK ACCOUNT" shall mean those accounts (e.g., trust accounts) listed on SCHEDULE III attached hereto.

                 "SUBJECT FACILITY DOCUMENTS" shall have the meaning ascribed to such term in the Intercreditor Agreement.

                 "SUBSIDIARY GUARANTIES" shall have the meaning ascribed to such term in Paragraph O of the Recitals.

                 "SWEEP AGREEMENT" shall mean an agreement between the Grantor and any depositary institution for the benefit of the Collateral Agent substantially in the form of EXHIBIT VIII attached hereto.

                 "THIRD PARTY NOTES" shall mean, collectively, the Picker Note and the MRK Secured Note.

                 "TRANSFERRED ASSETS" shall have the meaning ascribed to such term in the CXC Intercreditor Agreement.

                 "TRANSFERRED LEASE RECEIVABLE" shall mean (a) with respect to the CXC Transaction, any Lease Receivable which is offered for transfer by the Grantor and in which CXC has acquired an interest pursuant to the Lease Receivables Transfer Agreement; and (b) with respect to all other Non-Recourse Debt transactions, Lease Receivables transferred (including, without limitation, by way of a grant of a security interest) by the Grantor to a Non-Recourse Lender in connection with the incurrence of Non-Recourse Debt.

                 "TRANSFERRED LEASE" shall mean each Lease transferred by the Grantor to a Non-Recourse Lender in connection with the incurrence of Non-Recourse Debt.

                 "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's, or any of the Intercreditor Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                 "UNIDENTIFIED CHECK" shall mean a check held in a Collateral Lockbox Account with respect to which the Grantor is unable to identify whether all or any portion of such check constitutes either CXC Funds or Non-Recourse Lender Funds.





50026F70.1E
17122-008                                                             -17-

                 "WAIVER" shall have the meaning ascribed to such term in Paragraph G of the Recitals.

                 "WAIVER EXTENSION" shall have the meaning ascribed to such term in Paragraph H of the Recitals.

                 SECTION 2        CONFIRMATION AND GRANT OF SECURITY INTEREST;
                                  COLLATERAL; EXCLUDED COLLATERAL.

                 (a) CONFIRMATION OF SECURITY INTEREST. The Grantor hereby ratifies and confirms that pursuant to the Existing Security Agreement, on the date thereof, the Grantor assigned and pledged to the Collateral Agent for its benefit and for the benefit of the Existing Lenders and to the Existing Lenders, and granted to the Collateral Agent for its benefit and for the ratable benefit of the Existing Lenders and to the Existing Lenders, a continuing security interest in and Lien upon all of the Collateral (as defined in the Existing Security Agreement). The parties hereto hereby ratify, reaffirm and restate such assignment, pledge and grant of security interest and Lien.

                 (b)      GRANT OF  SECURITY INTEREST; COLLATERAL.   As
security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Grantor hereby grants to the Collateral Agent for the benefit of the Collateral Agent and each of the Co-Agents and for the ratable benefit of the Intercreditor Lenders a continuing security interest in, and Lien upon, all of the Grantor's right, title and interest in, to and under the following property, whether now existing or owned or hereafter existing, acquired or arising, and wherever located (all of which are herein referred to collectively as the "COLLATERAL"):

                 (i)         all Accounts and Accounts Receivable;

                 (ii)        all Chattel Paper;

                 (iii)       all Contracts;

                 (iv) all Deposit Accounts (other than the CXC Lockbox Accounts and the Non-Recourse Lockbox Accounts);

                 (v)         all Documents;

                 (vi)        all Equipment;

                 (vii)       all Fixtures;

                 (viii)      all General Intangibles;

                 (ix)        all Instruments;

                 (x)         all Inventory;





50026F70.1E
17122-008                                                             -18-

                 (xi)        the Third Party Notes;

                 (xii) immediately upon the occurrence of any of the following events: (a) the Lien in favor of First Security Bank of Utah, National Association, as indenture trustee ("FSB") on the Aircraft and the Engines is released, or should be released by FSB,
         (b) the Aircraft or Engines are returned to or repossessed by the Grantor by way of substitution or replacement, as a result of expiration of the lease to which the Aircraft and the Engines are subject or otherwise, or (c) FSB no longer has any outstanding and unpaid amounts owing to FSB, the Aircraft, the Engines and all right, title and interest of the Grantor in and to any lease, rental agreement, charter agreement, or other agreement(s) respecting the Aircraft and/or any of the Engines, including, but not limited to, the Grantor's right to receive, either directly or indirectly, from any party or person, any rents or other payments due under such agreement(s);

                 (xiii) all right, title and interest of the Grantor in, to and under that certain Asset Acquisition Agreement dated as of May 31, 1994 by and among the Grantor, Computer Systems and MRK, including, without limitation, all rights to any and all amounts due or to become due the Grantor and any all payments made to the Grantor thereunder and all proceeds of any of the above;

                 (xiv)       all of the following:   all Computer Hardware and
         Software, each and every item of property which is subject to a Lease, warehouse racks, fork lifts, store shelving, displays, cash registers, office and other machinery, vehicles, furniture, tools and spare parts, and all parts thereof and all additions, substitutions and replacements thereof wherever located, together with all components, equipment and accessories installed thereon or affixed thereto (collectively, all of the items in this CLAUSE
         (XIV), together with the Equipment, are hereinafter referred to as the "COLLATERAL EQUIPMENT");

                 (xv)        all of the following:   all goods, merchandise and
         other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials and work in process therefor, finished goods thereof, Computer Hardware and Software, materials used or consumed in the manufacture or production thereof, returned or repossessed goods and data processing, communications, computer, medical diagnostic and other capital equipment and other goods leased by the Grantor, each and every item of property subject to a Lease, goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), goods that are returned to or repossessed by the Grantor, and all accessions thereto and products thereof and documents





50026F70.1E
17122-008                                                             -19-
         therefor (collectively, all of the items in this CLAUSE (XV), together with the Inventory, are hereinafter referred to as the "COLLATERAL INVENTORY");

                 (xvi) all of the following: all tax refunds, corporate or other business records (including all records relating to Inventory, Accounts and Accounts Receivable), inventions, designs, blueprints, trade secrets, goodwill, licenses, franchises, customer lists, rights and claims against carriers and shippers and rights to indemnification, rights pursuant to warranties, guarantees and insurance policies, patents, copyrights, trademarks and trade names and other obligations owing to the Grantor of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and all rights now or hereafter existing in and to all security agreements, leases (including, but not limited to, each Lease) and other contract rights, Chattel Paper, instruments, General Intangibles or other obligations;

                 (xvii)      all of the following:

                             (A) all trademarks, trade names, corporate names, company names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, including, without limitation, those described in SCHEDULE IV hereto;

                             (B)  all renewals, reissues, continuations,
                 extensions or the like of any patents, copyrights, trademarks, service marks and like protection, including, without limitation, those obtained or permissible under past, present and future laws and statutes;

                             (C) all rights of action on account of past, present and future unauthorized use of any of said inventions, copyrights, trademarks or service marks and for infringement of said patents, copyrights, trademarks or service marks and like protection;

                             (D) the right to file and prosecute applications for patents, copyrights, and for registration of trademarks and service marks on any of said inventions, copyrights, trademarks, service marks or for similar intellectual property in the United States or any other country or place anywhere in the world;





50026F70.1E
17122-008                                                             -20-

                             (E) the entire goodwill of the businesses of the Grantor connected with and symbolized by the trademarks, service marks, trade names and the other general intangibles of the Grantor; and

                             (F) all of the Grantor's customer lists, trade secrets, corporate and other business records, license
                 rights, advertising  materials,  operating   manuals,
                 methods, processes, know-how, sales literature, drawings, specifications, descriptions, name plates, catalogs, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, and all other assets which uniquely reflect the goodwill of the businesses of the Grantor to which said General Intangibles relate;

                 (xviii)     all of the following:

                             (A)  all  deposit accounts  of the  Grantor
                 (other than CXC Lockbox Accounts, the General Non-Recourse Lender Account, Non-Recourse Lockbox Accounts, Permitted Non-Recourse Bank Accounts and the Special Permitted Bank Accounts), each Lockbox Account, each Permitted Bank Account, each Mandatory Bank Account and each Collateral Lockbox Account, all cash, funds, monies and amounts required to be deposited, or deposited in, the Grantor's deposit accounts, each Collateral Lockbox Account, each Permitted Bank Account, or each Mandatory Bank Account and all certificates and instruments, if any, from time to time representing or evidencing the foregoing deposit accounts, each Collateral Lockbox Account, each Permitted Bank Account or each Mandatory Bank Account;

                             (B) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Account Collateral;

                             (C) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                             (D) all deposits of cash, funds or monies at any bank (other than deposits in the CXC Lockbox Accounts and the Non-Recourse Lockbox Accounts); and

                             (E) all cash, checks, drafts, chattel paper, notes and other instruments or writings for the payment of money received by the Grantor in respect of the





50026F70.1E
17122-008                                                             -21-
                 property and  interests in property described  in this
                 SECTION 2(B) and all investments from time to time made pursuant to SECTION 4 hereof (collectively, all of items in this clause (xviii) are hereinafter referred to as the "ACCOUNT COLLATERAL");

                 (xix)       all of the following:

                             (A) all shares (the "PLEDGED SHARES") of stock described in Part I of SCHEDULE V and issued by the corporations named therein and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                             (B)  all indebtedness  (the "PLEDGED DEBT")
                 described in Part II of SCHEDULE V and issued by the obligors named therein and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                             (C) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such shares; and

                             (D) all additional indebtedness from time to time owed to the Grantor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness (collectively, all of the foregoing is hereinafter referred to as the "SECURITY COLLATERAL");

                 (xx) any item of the Grantor's property which ceases to be Excluded Collateral;

                 (xxi) all of Grantor's books and records (including, without limitation, all computerized books and records, all computer programs or other devices related thereto, printouts, computer discs, minute books, journals, ledgers, work papers, financial statements, orders, receipts, and any correspondence and other data relating to the Grantor's business or to any transactions the Grantor has entered into, no matter how or where such records may be maintained, generated or stored) as the foregoing relates to any of the property and interests in property described in this SECTION 2(B); and





50026F70.1E
17122-008                                                             -22-

                 (xxii) all Proceeds of each of the foregoing property and interests in property, and all accessories to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

                 (c) EXCLUDED COLLATERAL. Notwithstanding anything contained herein to the contrary, and subject to the proviso at the end of this SECTION 2(C), the term "COLLATERAL" shall not include any of the following (the "EXCLUDED COLLATERAL"):

                 (i) in the case of each Non-Recourse Debt transaction other than the CXC Transaction, all Transferred Lease Receivables, Transferred Leases and Lessee Collateral together with all of the Grantor's right, title and interest in the data processing, telecommunications, and other capital equipment leased by the Grantor as lessor which is subject to the Transferred Leases, and all Proceeds of the foregoing transferred to a Non-Recourse Lender as of the Agreement Date, and the following assets which become Transferred Lease Receivables, Transferred Leases or Lessee Collateral pursuant to the release procedures set forth in SECTION 6(C) hereof or which are transferred by the Grantor to a Non-Recourse Lender pursuant to the release procedures set forth in SECTION 6(C) hereof:

                             (A)    Transferred Lease Receivables and
                 Transferred Leases;

                             (B)    any Lessee Collateral;

                             (C) all of the Grantor's right, title and interest in the data processing, telecommunications, and other capital equipment leased by the Grantor as lessor which is subject to the Transferred Leases; and

                             (D)  all Proceeds of the Excluded Collateral
                 described in clauses (A) through (C) above; and

                 (ii) in the case of the CXC Transaction, all Transferred Assets and CXC Equipment Collateral as of the Agreement Date, together with all Collateral that becomes Transferred Assets and CXC Equipment Collateral pursuant to the release procedures described in the CXC Intercreditor Agreement;

PROVIDED, HOWEVER, that with respect to each item which constitutes Excluded Collateral which is or should be released by the CXC Agent in accordance with the terms of the CXC Intercreditor Agreement (it being understood that none of the Excluded Collateral subject to the CXC Transaction immediately preceding the effective date of the CXC Restructured Facility shall cease to be Excluded Collateral as a result of the consummation of the CXC Restructured Facility), or which is returned to or repossessed by the Grantor by way of





50026F70.1E
17122-008                                                             -23-
substitution, replacement, as a result of expiration of the Lease to which each such item is subject or otherwise, or with respect to which the applicable Non-Recourse Lender no longer has any outstanding and unpaid amounts owing to such Non-Recourse Lender, each such item shall, immediately upon the cessation of the applicable Non-Recourse Lender's interest therein, (x) cease to be Excluded Collateral and (y) automatically be Collateral for all purposes hereunder.

                   SECTION 3   THE GRANTOR TO REMAIN LIABLE.

         Notwithstanding anything contained herein to the contrary, (a) the Grantor shall remain liable under each of the Contracts and agreements included in the Collateral to observe and perform all of its duties and obligations thereunder and the Grantor shall perform all of its duties and obligations thereunder, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any of the Contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor any Intercreditor
Lender shall have any obligation or liability under the Contracts and agreements included in the Collateral by reason of this Agreement or the granting to the Collateral Agent of any Lien or the receipt by the Collateral Agent of any payment relating to any contract or agreement included in the
Collateral.   Neither the  Collateral Agent nor any  Intercreditor Lender shall be obligated in any manner to perform or fulfill any of the obligations or duties of the Grantor under any of the Contracts or agreements included in the Collateral, to make any payment thereunder or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or the sufficiency of any performance by any party to such Contracts or agreements, or to take any action to collect or enforce any performance or the payment of any amounts or any claim for payment which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled at any time or times.

         SECTION 4           BANK ACCOUNTS.

                 (a) TYPES OF BANK ACCOUNTS. Until all Obligations have been paid and performed in full, the Grantor shall establish and maintain only Collateral Lockbox Accounts, Mandatory Bank Accounts, Permitted Bank Accounts, Permitted Non-Recourse Bank Accounts and Special Permitted Bank Accounts and the General Non-Recourse Lender Account.

                 (b)         COLLATERAL  LOCKBOXES  AND COLLATERAL  LOCKBOX
ACCOUNTS.   The Grantor  shall  establish  and maintain  Collateral Lockboxes and Collateral Lockbox Accounts at one or more Collateral Lockbox Banks designated by the Collateral Agent from time to time, into which the Grantor shall forthwith, upon receipt, transmit and deliver for deposit in a Collateral Lockbox Account, in the form received, all cash, checks, drafts, Chattel Paper and other Instruments or writings for the payment of money (other than any





50026F70.1E
17122-008                                                             -24-
items which constitute Excluded Collateral), properly endorsed, where required, so that such items may be collected by the Collateral Agent, which may be received by the Grantor at any time. The Grantor shall have no right to withdraw any funds deposited in the Collateral Lockbox Accounts. Except as otherwise provided below in this paragraph, the Collateral Agent shall apply, or cause to be applied, all or any of the then balance, representing collected funds, in each of the Collateral Lockbox Accounts, toward payment of the Obligations, whether or not then due, in such amounts and in such order of application as set forth in the Intercreditor Agreement; PROVIDED, HOWEVER, that for the time period commencing on the date of this Agreement and ending on a date ninety (90) days thereafter, the Collateral Agent shall apply, or cause to be applied on a daily basis, all or any of the then balance representing collected funds in each of the Collateral Lockbox Accounts, other than (i) funds which satisfy the requirements set forth in SECTION 6 hereof and which are funds identified as Non-Recourse Lender Funds or CXC Funds pursuant to a Notice to Release Non-Recourse Lender Funds or Notice to Release CXC Funds, plus (ii) an amount equal to the lesser of (A) $3,000,000, (B) an amount equal to the sum of: (I) Unidentified Checks held in a Collateral Lockbox Account for less than seventeen (17) Business Days after receipt of each such Unidentified Check by the Grantor or the Collateral Agent, as applicable and (II) funds which have not been identified as CXC Funds or Non-Recourse Lender Funds as described above and which have been held in a Collateral Lockbox Account for seven (7) Business Days or less, and (C) an amount identified by the Grantor as funds not to be
applied.   The Collateral Agent  is authorized to endorse, in the name  of the
Grantor, any item, however received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral. Except as otherwise set forth below in paragraph (d) of this Section, any such items which constitute Collateral which may be received by the Grantor shall not be commingled with any other funds or property, but will be held in express trust for the benefit of the Collateral Agent separate and apart from the Grantor's own funds or property until delivery is made to the Collateral Agent. The Collateral Agent is hereby entitled to notify each financial institution at which any of the Grantor's Collateral Lockbox Accounts, Mandatory Bank Accounts, Permitted Bank Accounts, or deposit accounts are located and on which the Collateral Agent has a Lien, to immediately remit the balance in such accounts to the Collateral Agent to be deposited in a Collateral Lockbox Account as directed by the Collateral Agent.

         (i) The Collateral Agent may invest or reinvest, or cause to be invested or reinvested, to the extent practicable, monies on deposit in any or all Collateral Lockbox Accounts in a Cash Equivalent Investment.

         (ii) The Collateral Agent shall have no liability for any loss of principal or failure to achieve any minimum return, absent gross negligence or willful misconduct on the part of the Collateral Agent. Any interest or other income earned on





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
         amounts in any Collateral Lockbox Account shall be held by the Collateral Agent as Collateral to secure the Obligations, including without limitation, the Grantor's Obligations and shall be applied in accordance with SECTION 4(B) hereof. Income tax on all interest earned on amounts in the Collateral Lockbox Account shall be payable solely by the Grantor.

                 (c)         LOCATION  OF MANDATORY  BANK ACCOUNTS.   Each
Mandatory Bank  Account shall  be maintained  with  an Intercreditor Lender.

                 (d)         NON-RECOURSE DEBT TRANSITION.   For the time
period commencing on the Agreement Date and ending on a date ninety (90) days thereafter, funds representing Excluded Collateral may be remitted to the Collateral Lockboxes and Collateral Lockbox Accounts. The Grantor hereby agrees to deliver to the Collateral Agent, no less frequently than once a day, a written certification duly executed by the Grantor setting forth the dollar amount of funds representing Excluded Collateral received in each of the Collateral Lockboxes and each of the Collateral Lockbox Accounts for the time period specified and identifying the applicable Non-Recourse Lender(s) entitled to receive such funds and the amount due each such Non-Recourse
Lender.   The Grantor agrees to effectuate  a transition to the CXC  Lockboxes,
CXC Lockbox Accounts, the Non-Recourse Lockboxes, and the Non-Recourse Lockbox Accounts as described in SECTION 6 below to be completed no later than a date which is ninety (90) days after the Agreement Date.

                 (e) COLLATERAL AGENT POWERS. The Grantor hereby transfers to the Collateral Agent the exclusive dominion and control of each of the Collateral Lockbox Accounts and all funds from time to time therein.

                 (f)         BANK ACCOUNTS; COLLATERAL LOCKBOX ACCOUNT LETTERS.
With respect to each Mandatory Bank Account and each Permitted Bank Account in existence on the Agreement Date, other than those listed on SCHEDULES I AND II attached hereto, the Grantor has taken and has caused to be taken, all actions necessary or as requested by the Collateral Agent to create and maintain in each such account a first priority perfected Lien in favor of the Collateral Agent and the Grantor has executed and delivered or will execute and deliver to the Collateral Agent no later than five (5) Business Days after the Agreement Date a duly executed Sweep Agreement with respect to each such Mandatory Bank Account and Permitted Bank Account. With respect to each Mandatory Bank Account and Permitted Bank Account listed on SCHEDULES I AND II attached hereto, the Grantor has taken and has caused to be taken, all actions necessary or as requested by the Collateral Agent to create and maintain in each such account a first priority Lien in favor of the Collateral Agent and the Grantor has executed and delivered or will execute and deliver to the Collateral Agent no later than five (5) Business Days after the Agreement Date a duly executed Sweep Agreement with respect to each such Mandatory Bank Account and Permitted Bank Account. With respect to each and every other Mandatory Bank





50026F70.1E
17122-008                                                             -26-

Account, the Grantor agrees to take, and cause to be taken, all actions necessary or as requested by the Collateral Agent to create and maintain in each such Mandatory Bank Account a first priority perfected Lien in favor of the Collateral Agent and to execute and deliver to the Collateral Agent a duly executed Sweep Agreement with respect to each such account prior to the creation of each such account. With respect to each Collateral Lockbox Account in existence on the Agreement Date maintained at a financial institution other than the Collateral Agent, the Grantor has delivered to the Collateral Agent duly executed Collateral Lockbox Account Letters in the form of EXHIBIT I attached hereto (the "COLLATERAL LOCKBOX ACCOUNT LETTERS").
The Grantor agrees to execute and deliver, and cause to be executed and delivered, such additional Collateral Lockbox Account Letters as the Collateral Agent may request.

                 (g) ACCOUNT DEBTORS. The Grantor has instructed each and every existing Account Debtor, and hereby agrees to, at the Grantor's expense, immediately instruct each new Account Debtor, to make all payments due or to become due, or to continue to make all payments due or to become due, as the case may be, subject to the terms and conditions hereof, to the Collateral Lockboxes for deposit in the Collateral Lockbox Accounts.

                 (h) AUTHORIZATION. The Grantor hereby authorizes the Collateral Agent to notify each Collateral Lockbox Bank of the Collateral Agent's exclusive control of and dominion over the Collateral Lockbox Accounts maintained at such Collateral Lockbox Bank and the Grantor agrees to execute and deliver from time to time to the Collateral Lockbox Banks such documents, agreements and writings as the Collateral Agent may reasonably request including, without limitation, Collateral Lockbox Account Letters.

                 (i) BANK ACCOUNTS. Attached hereto as SCHEDULE VI is a true, complete, correct and accurate listing of each of the Grantor's Lockboxes, Lockbox Accounts, Mandatory Bank Accounts, Permitted Bank Accounts, Permitted Non-Recourse Bank Accounts, Deposit Accounts, deposit accounts, CXC Lockboxes, CXC Lockbox Accounts, Non-Recourse Lockbox Accounts, Collateral Lockboxes, Collateral Lockbox Accounts, Special Permitted Bank Accounts and other deposit accounts and other accounts existing as of the Agreement Date.

         SECTION 5           [INTENTIONALLY OMITTED].

         SECTION 6           NON-RECOURSE FINANCING.

                 (a)         CXC  ACCOUNTS AND FUNDS.   With respect to the
CXC Transaction, the Grantor hereby agrees to continue to make or redirect, as the case may be, within ninety (90) days after the Agreement Date, all payments due from Obligors of the Transferred Lease Receivables to new Lockboxes and Lockbox Accounts thereby creating CXC Lockboxes and CXC Lockbox Accounts for the benefit of the CXC Agent and CXC. In the event that the Collateral Agent





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
receives a written notice and certification in the form of EXHIBIT II attached hereto ("NOTICE TO RELEASE CXC FUNDS") duly executed by an Authorized Signatory stating, among other things, that the Collateral Agent previously received monies or monies were deposited into the Collateral Lockbox Account which constitute Collections (as defined in the CXC Intercreditor Agreement) or proceeds of any Transferred Lease Receivable, Related Security (as defined in the CXC Intercreditor Agreement) or CXC Equipment Collateral with respect thereto, and provided that such monies constitute collected funds (collectively, "CXC Funds"), which are either (i) held in a Collateral Lockbox Account, or (ii) funds previously applied in reduction of the Obligations and to the extent that new funds were not subsequently advanced to the Grantor, the Collateral Agent shall promptly deliver such monies (A) prior to the occurrence of an Event of Default, to the Grantor for delivery to the CXC Agent by depositing such monies into the General Non-Recourse Lender Account, and (B) after the occurrence of an Event of Default which has not been waived in accordance with the terms of the Intercreditor Agreement, to the CXC Agent.

                 (b)         OTHER NON-RECOURSE ACCOUNTS AND FUNDS.   With
respect to all other Non-Recourse Debt, the Grantor hereby agrees to continue to make or redirect, as the case may be, all payments due from Non-Recourse Obligors of the Transferred Lease Receivables to existing or new, as the case may be, Lockboxes and Lockbox Accounts (to be established within ninety
(90) days after the Agreement Date) which, in either case, shall constitute Non-Recourse Lockboxes and Non-Recourse Lockbox Accounts for the benefit of the Non-Recourse Lenders (other than CXC). In the event that the Collateral Agent receives a written notice and certification in the form of EXHIBIT III attached hereto ("NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS") duly executed by an Authorized Signatory stating, among other things, that the Collateral Agent previously received monies or monies were deposited into the Collateral Lockbox Account which constitute Excluded Collateral, and provided that such monies constitute collected funds (collectively, "Non-Recourse Lender Funds"), which are either (i) held in a Collateral Lockbox Account, or
(ii) funds previously applied in reduction of the Obligations and to the extent that new funds were not subsequently advanced to the Grantor, the Collateral Agent shall promptly deliver such monies (A) prior to the occurrence of an Event of Default, to the Grantor for delivery to the appropriate Non-Recourse Lender by depositing such monies into the General Non-Recourse Lender Account, and (B) after the occurrence of an Event of Default which has not been waived in accordance with the terms of the Intercreditor Agreement, to the applicable Non-Recourse Lender.





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
                (c)         NOTICE AND RELEASE OF COLLATERAL FOR
                            NON-RECOURSE DEBT TRANSACTION.

                 (i) In the ordinary course of its business, the Grantor and LDI Funding may carry-out the CXC Transaction and may otherwise sell and/or finance Leases and related Collateral and,
         in connection  therewith, incur  Non-Recourse Debt.   At least  one
         Business Day prior to the proposed sale or financing, the Grantor shall provide to the Collateral Agent a written notice in the form of
         EXHIBIT IV attached hereto ("NOTICE OF NON-RECOURSE FINANCING"), duly executed by an Authorized Signatory, of any proposed sale or financing of Leases and related Collateral and the incurrence of Non-Recourse Debt.

                 (ii) The Grantor may request that the Collateral Agent release or subordinate its Lien on that portion of the Collateral which is the subject of the proposed Non-Recourse Debt transaction (other than pursuant to the CXC Transaction) by submitting to the Collateral Agent a release in the form of EXHIBIT V attached hereto ("NON-RECOURSE DEBT RELEASE") duly executed by an Authorized Signatory, or a subordination agreement in the form of
         EXHIBIT VII, attached hereto ("SUBORDINATION AGREEMENT"), duly executed by an Authorized Signatory, as applicable.

                 (iii) Subject to the terms and conditions of the Intercreditor Agreement, upon receipt of such Notice of Non-Recourse Financing and such Non-Recourse Debt Release, CXC Release or Subordination Agreement, as the case may be, the Collateral Agent shall forthwith execute and deliver to the Grantor such Non-Recourse Debt Release or Subordination Agreement, as applicable, unless, after the occurrence of an Event of Default, the Required Lenders and, if required pursuant to the terms of the Intercreditor Agreement, each Affected  Subject Lender  (as  defined in  the Intercreditor
         Agreement)  have directed  otherwise.   The  Non-Recourse Debt
         Release or Subordination Agreement, as the case may be, will become effective only upon consummation of the proposed Non-Recourse Debt Transaction described in the applicable Notice of Non-Recourse Financing, and receipt by the Collateral Agent of the full proceeds of such other Non-Recourse Debt transaction minus the amount specified by the Grantor in the Notice of Non-Recourse Financing to
         be paid  to third parties.   Upon the effectiveness  of the
         Non-Recourse Debt Release the Collateral which is described therein shall, for all purposes hereof, cease to be Collateral and will be deemed to be Excluded Collateral.

                 (iv) Subject to the terms and conditions of the Intercreditor Agreement, the Collateral Agent shall release its Lien on Collateral in connection with the CXC Transaction in accordance with the terms and procedures of Section 3 of the CXC Intercreditor Agreement and, upon such release, such





50026F70.1E
17122-008                                                             -29-

         Collateral shall, for all purposes hereof, cease to be Collateral and will constitute Excluded Collateral.

                 (v)         Except as otherwise specifically provided in this
         Section 6, the Collateral Agent shall not release or subordinate its Lien on any Collateral unless specifically authorized and directed by the Required Lenders and, if required pursuant to the terms of the Intercreditor Agreement, the Affected Subject Lenders (as defined in the Intercreditor Agreement).

         SECTION 7           MARKING AND DELIVERY OF COLLATERAL.

                 (a)         MARKING  OF  COLLATERAL.   The Grantor  shall:
(i) promptly mark conspicuously each document included in the Inventory and each item of Chattel Paper and each Contract and each of its records pertaining to the Collateral with the following legend: "This writing and the obligations evidenced or secured hereby are subject to a first priority security interest of Continental Bank, as the Collateral Agent" (or an abbreviation thereof satisfactory to the Collateral Agent), and (ii) ensure that each item of Chattel Paper is evidenced by one and only one, if any, executed original document.

                 (b)         UPON EVENT OF DEFAULT.   Following  the occurrence
of any Event of Default, upon the request of the Collateral Agent, all certificates and Chattel Paper (including, without limitation, all instruments, contracts, documents and agreements executed or delivered in connection therewith, including, without limitation, all equipment schedules, certificates of title, financing statements, insurance certificates, bills of sale, collateral assignments of leases, purchase agreement assignments and mortgagee/landlord waivers) representing or evidencing any of the Collateral, shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and the Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Collateral Agent or any of its
nominees any or all  of the Collateral.   In addition,  the Collateral  Agent
shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

              SECTION 8           REPRESENTATIONS AND WARRANTIES.

         The Grantor represents and warrants to the Collateral Agent as follows:

                (a)         LOCATION OF BUSINESS AND COLLATERAL.





50026F70.1E
17122-008                                                             -30-

                 (i) The Grantor's principal place of business and chief executive office is located at 1375 East Ninth Street,
         Cleveland, Ohio 44114.   The  Grantor's books and  records are
         located,  at 30033  Clemens Road, Westlake,  Ohio 44145.   The
         Grantor's principal place of business and its books and records will be moved, effective on or about August 31, 1994, to 4770 Hinckley Industrial Parkway, Cleveland, Ohio 44109. As of the Agreement Date, each of the Grantor's offices, warehouses (whether owned or leased) and each other of the Grantor's locations are identified on SCHEDULE VII attached hereto. Except for the transfer to the Hinckley facility, the Grantor will not change such principal place of business, chief executive office or the location of its books and records relating to the Collateral. In no event shall the books and records relating to the Collateral be relocated to anywhere
         outside the continental United States.   In addition to its actual
         name, the Grantor also uses the following trade names: Leasing Dynamics and Sea-Tech. After the Agreement Date, Grantor will not do business under any other trade name, unless it has given twenty (20) days' prior written notice thereof to the Collateral Agent and taken such action as is necessary and as is reasonably requested by the Collateral Agent or any Intercreditor Lender to cause the Lien of the Collateral Agent in the Collateral to continue to be perfected.

                 (ii) All of the Collateral Equipment and Collateral Inventory are located at the places specified on SCHEDULE VIII (as
         updated in accordance with SECTION 10(D) hereof).   For the time
         period commencing on the date of this Agreement and ending on the date of the move to the Hinckley facility referred to in clause (i) above, but in any event, no later than October 15, 1994, the office where the Grantor keeps its records concerning the Accounts, Accounts Receivable and all Chattel Paper that evidences Collateral, is located at 30033 Clemens Road, Westlake, Ohio 44145.
         Thereafter, the office where the Grantor keeps its records concerning the Accounts, Accounts Receivable and all Chattel Paper that evidences Collateral, will be located at 4770 Hinckley
         Industrial Parkway, Cleveland, Ohio 44109.   No Account in  excess of
         One Thousand Dollars ($1,000) or in the aggregate amount of Fifty Thousand Dollars ($50,000) and no Account Receivable in excess of One Thousand Dollars ($1,000) or in the aggregate amount of Fifty Thousand Dollars ($50,000) is evidenced by a promissory note or other instrument which has not been delivered to the Collateral Agent in accordance with SECTION 9(B) hereof.

                 (b)         PLEDGED  SHARES.   The  Pledged  Shares  have been
duly authorized and validly issued and are fully paid and nonassessable. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding capital stock of each issuer thereof, and there are no warrants, options or other rights to acquire any of the capital stock of any issuer of Pledged Shares. The Pledged





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
Debt has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

                 (c) OWNERSHIP/TITLE TO COLLATERAL. The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, security interest, option, charge or encumbrance except for Permitted Liens and the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement or as permitted under the Amended and Restated Credit Agreement. The Grantor owns each of the patents, trademarks, copyrights, licenses and other intellectual property included in the Collateral.

                 (d) POSSESSION. The Grantor has exclusive possession and control of the Collateral Equipment and Collateral Inventory owned by it other than Collateral Inventory subject to a Lease entered into in the ordinary course of business, naming the Grantor as lessor, Collateral Inventory in transit and Collateral Inventory shipped directly to the Grantor's vendees or lessees by the Grantor's vendors in the ordinary course of the Grantor's business.

                 (e) COLLATERAL. The pledge and delivery of the Pledged Shares and Pledged Debt pursuant to this Agreement creates a valid, continuing, and perfected first priority Lien upon the Security Collateral in favor of the Collateral Agent. This Agreement creates and maintains a valid
and   continuing Lien upon the Collateral  in favor of the  Collateral Agent which is, except for those accounts and deposit accounts set forth on SCHEDULES I AND II, a perfected Lien and which is, except as set forth on
SCHEDULE XII which the Grantor agrees to deliver no later than five (5) Business Days after the Agreement Date to be attached hereto, a first priority Lien. Appropriate financing statements have been filed in all jurisdictions necessary to create and maintain a first priority Lien which is, except for those accounts and deposit accounts set forth on SCHEDULES I AND II, a perfected security interest and Lien.

                 (f) APPROVAL; CONSENTS. No authorization, approval or other action by, and no notice to or filing with (other than the filings and deliveries referred to in this Agreement) any governmental authority or regulatory body is required for the (i) creation or perfection by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral, pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).





50026F70.1E
17122-008                                                             -32-

                 (g)         ACCOUNTS, ACCOUNTS  RECEIVABLES AND  GENERAL
INTANGIBLES.   With  respect  to each  of the  Accounts, the  Accounts
Receivable and the General Intangibles, and the Documents evidencing the underlying obligations, the Collateral Agent may rely on all statements or representations made by the Grantor on or with respect to any schedule of accounts furnished to the Collateral Agent by the Grantor and, unless otherwise indicated in writing by the Grantor, that:

                 (i) They are genuine, are in all material respects what they purport to be, are not evidenced by a judgment and are evidenced by one and only one, if any, executed original Instrument, which has been delivered to the Collateral Agent;

                 (ii) Except for disputes in the ordinary course of business, they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto;

                 (iii) The face amounts shown on any such schedule of accounts provided to the Collateral Agent and all invoices and statements delivered to the Collateral Agent with respect to any Account, Account Receivable and the General Intangibles are actually and absolutely owing to the Grantor and are not contingent for any reason, except for disputes and non-material errors arising in the ordinary course of business;

                 (iv) To the best of the Grantor's knowledge, there are no set-offs, counterclaims or disputes existing or asserted with respect thereto and the Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances allowed by the Grantor in the ordinary course of its business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face amount of the invoices to which such discounts or allowances relate;

                 (v) To the best of the Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the invoice face amount shown on any schedule of Accounts, Accounts Receivable and General Intangibles furnished to the Collateral Agent and on all contracts, invoices and statements delivered to the Collateral Agent with respect thereto;

                 (vi) Such Accounts, Accounts Receivable and the General Intangibles are not subject to any Lien, except those of the Collateral Agent and Permitted Liens;

                 (vii) The Collateral giving rise to the Accounts, Accounts Receivable and the General Intangibles is not, and was not at the time of the sale thereof, subject to any Lien





50026F70.1E
17122-008                                                             -33-
         or claim, except the Lien of the Collateral Agent and Permitted Liens;

                 (viii) To the best of the Grantor's knowledge, there is no fact or circumstances which would impair the validity or collectability of any Account or any Account Receivable;

                 (ix) To the best of the Grantor's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any materially adverse effect upon the Grantor; and

                 (x) No Collateral is under consignment to or from any person.

                 (h)         AUTHORIZATION; ENFORCEABILITY.   This  Agreement,
the Intercreditor Agreement and each of the Debt Documents to which the Grantor is a party, when executed and delivered, will constitute the legal, valid and binding obligations of the Grantor, enforceable against the Grantor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency or any other similar laws of general application affecting enforcement of creditors rights or by general principles of equity limiting the availability of equitable remedies.

                 (i)         SOLVENCY.   The Grantor  is now,  and after
consummation of the transactions contemplated by this Agreement, the Intercreditor Agreement and each Debt Document (i) will be solvent and able to pay its debts as they mature; (ii) will be the owner of assets the fair saleable value of which is greater than the amount necessary to repay the obligations thereunder, and (iii) will have capital which is not unreasonably small in relation to its business. The Grantor is not insolvent (as that term is defined in the Bankruptcy Code) and will not be rendered insolvent by the execution, delivery or performance of this Agreement or, the other Debt Documents, or the consummation of the transactions contemplated hereby and
thereby.   The Grantor has not made a  general assignment for the benefit of its creditors. No proceeding has been instituted by or against the Grantor alleging that the Grantor is insolvent or unable to pay its debts as they mature. The Grantor does not presently contemplate the commencement of a general assignment for the benefit of creditors nor the filing of any proceeding under any provisions of the Bankruptcy Code.

                 (j)         LEASES.   Attached hereto as SCHEDULE IX, is a
true, correct, complete and accurate list of each of the Leases and all Chattel Paper subject to the Collateral Agent's Lien (collectively, each Lease and all Chattel Paper subject to the Collateral Agent's Lien, "LEASE COLLATERAL") in effect as of the Agreement Date, each of which is in full force and effect. The Grantor shall promptly notify the Collateral Agent if it believes or has been notified by any person that any Lease Collateral is no longer in full force and effect, except for the expiration or termination of a Lease in accordance with its stated terms. With





50026F70.1E
17122-008                                                             -34-
respect to the Lease Collateral in existence from time to time: (i) each item of Lease Collateral is valid, enforceable in accordance with its terms and in full force and effect; (ii) the Grantor is the sole holder of the rights and interests ascribed to the Grantor under each item of Lease Collateral and has full power and authority to assign, transfer and set over the same and to grant to and confer upon the Collateral Agent the rights, interests, powers and authorities granted and conferred under this Agreement to the Collateral Agent; (iii) the Grantor has observed and performed all covenants and obligations under each item of Lease Collateral, required to be performed by the Grantor and the Grantor shall observe and perform all of the covenants under each item of Lease Collateral; (iv) all representations and warranties of the Grantor contained in each item of Lease Collateral are true, complete, correct and accurate in all material respects; (v) the Grantor has no knowledge of any facts which impair the validity or enforceability of any item of Lease Collateral; (vi) the Grantor will not modify, waive or amend in a manner adverse to the Grantor, nor consent to such modification, waiver or amendment of, any item of Lease Collateral, without the Collateral Agent's prior written consent; and (vii) each item of Lease Collateral originated by the Grantor is not and does not have the potential of being, subject to any offset, counterclaim or other defense on the part of the applicable lessee or to any claim on the part of such lessee denying liability thereunder in whole or in part: with respect to each item of Lease Collateral not originated by the Grantor, the Grantor agrees to use its best efforts to ensure that each item of Lease Collateral is not, and does not have the potential of being, subject to any offset, counterclaim or other defense on the part of the applicable lessee or to any claim on the part of such lessee denying liability thereunder in whole or in part.

                 (k)         INVENTORY.  With respect to the Collateral
Inventory:

                 (i) Each item of Inventory is classified as Inventory under the UCC;

                 (ii) Each item of Collateral Inventory certified by the Grantor in any Borrowing Base Certificate (as such term is defined in the Amended and Restated Credit Agreement) was either new when purchased or acquired by the Grantor or is designated as used equipment in the Borrowing Base Certificate; and

                 (iii) Except for necessary repairs and servicing, each item of Collateral Inventory which is not leased is located only at the location for such item of Inventory set forth herein.

                 (l)         THIRD PARTY NOTES.   Each of the Third Party Notes
(i) constitutes the valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, and (ii) has not been modified or amended. The Grantor has no knowledge of





50026F70.1E
17122-008                                                             -35-
any facts  which would impair the validity or enforceability of any of the
Third Party Notes.   As of the date hereof, there remains owing under the
Picker Note and the MRK Secured Note, the sum of $3,500,000 and $2,000,000, respectively, in principal, plus accrued and accruing interest.

          SECTION 9           GENERAL COVENANTS REGARDING COLLATERAL.

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a) FINANCING STATEMENTS, ETC.. Concurrently with the execution and delivery of this Agreement, and from time to time thereafter promptly following the request of the Collateral Agent, the Grantor shall take any and all actions necessary and as reasonably requested by the Collateral Agent or any of the Intercreditor Lenders to maintain the first priority perfected security interest and Lien on the Collateral in favor of the Collateral Agent, including, without limitation, recording, registering and filing this Agreement and all necessary and/or requested notices, financing statements and/or other documents or instruments with the FAA in Oklahoma City, Oklahoma, United States of America, and the Grantor agrees to execute and deliver to the Collateral Agent such documents as may be necessary to perfect and maintain perfected the Collateral Agent's first priority continuing security interest in and Lien thereon and on the
Collateral.   The Grantor will  join with the Collateral Agent in the execution and filing of such financing statement or statements and the like, in the form and content reasonably required by the Collateral Agent. The Grantor will execute and file in the appropriate jurisdictions such financing statements and other documents necessary and as reasonably requested by the Collateral Agent or any Intercreditor Lender to create and maintain the Grantor's first priority perfected security interest in and Lien on all property subject to a Lease. The Grantor will pay all costs of filing any financing, continuation or termination statements, or other filings with respect to the Liens created by this Agreement, together with all costs and expenses of any Lien search reasonably required by the Collateral Agent during the term hereof.

                 (b) FURTHER ASSURANCES. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, using its reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Lease or Contract held by the Grantor or in which the Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens granted hereby,





50026F70.1E
17122-008                                                             -36-
transferring Collateral to the Collateral Agent's possession (if a Lien in such Collateral can be perfected by possession), and complying with or remaining subject to the Geneva Convention, the laws and regulations of the FAA, or the laws and regulations of any of the various states or countries in which the Aircraft is or may fly over, operate in, or become located in. The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law.

                 (c)         STATEMENTS  AND SCHEDULES.    The Grantor  will
furnish to the Collateral Agent from time to time statements, schedules and any other information further identifying and describing the Collateral and such reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                 (d) COMPLIANCE WITH LAWS. The Grantor will neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral. The Grantor will comply with, or cause to be complied with, at all times and in all material respects, all statutes, laws, ordinances and regulations of the United States (including, without limitation, the FAA), the State of Ohio, and of all other governmental, regulatory, or judicial bodies applicable to the use, operation, maintenance, overhauling, or condition of the Collateral, or any part thereof, and with all requirements under any licenses, permits, or certificates relating to the use or operation of the Collateral which are issued to the Grantor or to any other person having operational control of the Collateral; PROVIDED, HOWEVER, that the Grantor may, in good faith and by appropriate legal or other proceedings, contest the validity of any such statutes, laws, ordinances or regulations, or the requirements of any such licenses, permits, or certificates, and pending the determination of such contest may postpone compliance therewith, unless the rights of the Collateral Agent hereunder are or may be materially adversely affected thereby.

                 Without limiting the generality of the foregoing, the Grantor agrees that at no time during the effectiveness of this Agreement shall the Aircraft be operated in, located in, or relocated to, by the Grantor or any other person or entity, any jurisdiction unless the Geneva Convention, together with the necessary enacting rules and regulations therefor (or some like treaty and regulations satisfactory to the Collateral Agent and the Required Lenders) shall be in effect in such jurisdiction and any notices, financing statements, documents, or instruments necessary or required, in the opinion of counsel for the Collateral Agent, to be filed in such jurisdiction shall have been filed and file stamped copies thereof shall have been furnished to the Collateral Agent. The foregoing authority to use the Aircraft to the contrary notwithstanding, at no time shall the Aircraft be operated in or over any area which may expose the Collateral Agent to any penalty,





50026F70.1E
17122-008                                                             -37-
fine, sanction or other liability, whether civil or criminal, under any applicable law, rule, treaty or convention, nor may the Aircraft be used in any manner which is or is declared to be illegal and which may thereby render the Aircraft liable to confiscation, seizure, detention or destruction.

                 (e)         IDENTIFICATION OF  LEASES  AND  CHATTEL PAPER.
The Grantor  shall deliver  to  the  Collateral Agent  a  revised SCHEDULE IX
(i)  prior to the occurrence of an Event of Default, on or prior to the tenth
(10th) day of each calendar month, and (ii) following the occurrence of an Event of Default, as requested by the Collateral Agent or any Intercreditor Lender but no less frequently than once a month, on or prior to the tenth
(10th) Business Day of each calendar month.   The failure of the Grantor  to
execute and deliver such schedule shall not affect or limit the Collateral Agent's Lien or other rights in and to the Lease Collateral.

         SECTION 10 COVENANTS REGARDING COLLATERAL EQUIPMENT AND COLLATERAL INVENTORY.

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a)         LOCATION OF  COLLATERAL EQUIPMENT.   The Grantor
shall keep the Collateral Equipment at the places specified in SECTION 8(A) hereof and keep the Collateral Inventory at the places specified in such
SECTION 8(A) and SECTION 10(D) hereof or, with respect to Collateral Equipment, upon thirty (30) days' prior written notice to the Collateral Agent, at such other places in a jurisdiction in which all action required by SECTION 9 hereof shall have been taken with respect to the Collateral Equipment.

                 (b) MAINTENANCE OF COLLATERAL EQUIPMENT AND COLLATERAL INVENTORY. The Grantor shall cause each item of the Collateral Equipment and Collateral Inventory to be maintained and preserved or cause the lessee thereof to maintain and preserve the Collateral Equipment in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall, (i) make or cause to be made all repairs, replacements, and other improvements thereto that are necessary or desirable to such end only by qualified personnel who are trained in the repair and maintenance of such item, and (ii) deliver any and all proceeds, subject to the terms of the lease, received in the case of any loss or damage to the Collateral Agent (who shall deposit the same in a Collateral Lockbox Account). In addition to the provisions set forth in SECTION 11 hereof, upon the request of the Collateral Agent, the Grantor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Collateral Equipment.

                 (c) PAYMENT OF TAXES. The Grantor shall pay promptly when due or cause the lessee to pay promptly when due all property and other taxes, assessments and governmental charges or levies





50026F70.1E
17122-008                                                             -38-
imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral Equipment and Collateral Inventory, except to the extent the validity thereof is being contested in good faith as permitted pursuant to the Credit Agreements.

                 (d)         LOCATION  OF COLLATERAL  INVENTORY.   The  Grantor
shall update SCHEDULE VIII of this Agreement with a written schedule describing the location of all Collateral Inventory (i) prior to the occurrence of an Event of Default, on or prior to the tenth (10th) day of each calendar month, and (ii) following the occurrence of an Event of Default, as requested by the Collateral Agent or any Intercreditor Lender but no less frequently than once a month, on or prior to the tenth (10th)
Business  Day of each  calendar month.   The failure of the Grantor  to execute
and deliver such schedule shall not affect or limit the Collateral Agent's security interest or Lien or other rights in and to the Collateral Inventory.

               SECTION 11          COVENANTS REGARDING INSURANCE.

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a)         MAINTENANCE OF  INSURANCE.   The Grantor  shall,
at its own expense, maintain insurance, or cause any lessee to insure, with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent and
the Required Lenders  from time to  time.   Each such policy  shall in addition
(i) name the Collateral Agent as an additional insured party and loss payee thereunder (without any representation or warranty by or obligation upon the Collateral Agent) pursuant to certificates in form and substance satisfactory to the Required Lenders, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, (iv) with respect to insurance maintained by the Grantor, provide that at least thirty
(30) days' prior written notice of any proposed termination, cancellation, lapse or nonrenewal shall be given to the Collateral Agent by the insurer, and (v) with respect to insurance maintained by a lessee of the Grantor, the Grantor shall use its best efforts to comply with the preceding clause
(iv). The Grantor shall deliver to the Collateral Agent original or duplicate policies of such insurance and certificates of insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor shall deliver to the Collateral Agent from time to time, as the Collateral Agent may reasonably request, schedules setting forth all insurance maintained by the Grantor then in effect.





50026F70.1E
17122-008                                                             -39-

                 (b)         GRANTOR TO  TAKE REQUIRED ACTION.   The Grantor
shall, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of the insurance policies described in paragraph
(a) in order to comply with the requirements of SECTION 9 above and shall cause the insurer(s) to acknowledge notice of such assignment. The Grantor shall take all such action as the insurer(s) providing such insurance shall require if the failure to do so would cause the insurance policy(ies) to be cancelled or the coverage thereunder adversely modified.

                 (c) NOTICE OF CLAIMS. The Grantor shall notify the Collateral Agent of any single Collateral Insurance Claim known or which should have been known to the Grantor which exceeds One Hundred Thousand Dollars ($100,000) or any Collateral Insurance Claims known or which should have been known to the Grantor which, in the aggregate, exceed Two Hundred Fifty Thousand Dollars ($250,000) in any one (1) calendar year.

                 (d)         DEPOSIT OF  PROCEEDS.   All  amounts  paid with
respect to any Collateral Insurance Claim shall be deemed to constitute Proceeds and shall be deposited only in the Collateral Lockbox Accounts. In the event that the applicable lease agreement requires that amounts paid with respect to Collateral Insurance Claims be used to purchase replacement Collateral Equipment, upon the request of the Grantor and receipt by the Collateral Agent of evidence satisfactory to the Collateral Agent that such purchase is so required, the Collateral Agent, prior to the occurrence of an Event of Default, may release such Proceeds in order to purchase such replacement Collateral Equipment.

                 (e)         SETTLEMENT OF  CLAIMS AND RELEASE OF  PROCEEDS.
At any time prior to the occurrence or existence of an Event of Default, the Grantor shall have the right to negotiate and settle only those Collateral Insurance Claims less than Two Hundred Fifty Thousand Dollars ($250,000); with respect to all other Collateral Insurance Claims and at any time from and after the occurrence or existence of an Event of Default, the Collateral Agent shall have full right and power (pursuant to the power of attorney contained herein) to negotiate, settle and compromise any Collateral Insurance Claim, at the direction of the Required Lenders. Except as set forth in clause (d) above, all policy proceeds paid by the insurer(s) relating to any such Collateral Insurance Claim shall be deposited into a Collateral Lockbox Account.

                 (f)         AIRCRAFT  INSURANCE.   The Grantor  will at  all
times, at its own cost and expense, maintain, or cause to be maintained, a policy or policies of insurance with respect to the Aircraft covering such risks, including, without limitation, insurance on the Aircraft for actual usage, including all risk, ground and flight aircraft hull insurance, fire and explosion coverage, including lightning and electrical damage, and public liability and property damage insurance in the amounts and of the types and with insurers as set forth on SCHEDULE XI attached hereto





50026F70.1E
17122-008                                                             -40-
or as otherwise satisfactory to the Collateral Agent and the Required Lenders from time to time.

         SECTION 12          COVENANTS REGARDING ACCOUNTS AND ACCOUNTS
                             RECEIVABLE.

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a) RECORDS. The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its books and records concerning the Accounts and Accounts Receivable, and the original copies of all Chattel Paper that evidences Collateral, at the location therefor specified on SCHEDULE VIII attached hereto or, upon twenty (20) days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction in which all actions required by SECTION 9 above shall have been taken with respect to the Collateral.

                 (b)         NOTICE TO  ACCOUNT DEBTORS.   The Grantor  hereby
authorizes the Collateral Agent, at any time or times after an Event of Default, to notify, any or all Account Debtors that the Accounts and Accounts Receivable have been assigned to the Collateral Agent, and that the Collateral Agent has a Lien therein and to direct such Account Debtors to make all payments due or to become due from them to the Grantor directly to a Collateral Lockbox Account designated by the Collateral Agent from time to
time.   Any such notice, in  the Collateral Agent's sole  discretion, may be sent on the Grantor's stationery, in which event the Grantor shall co-sign such notice with the Collateral Agent.

                 (c) VERIFICATIONS. The Collateral Agent shall have the right to make test verifications of the Accounts and Accounts Receivable and physical verifications of the Collateral in any manner and through any commercially reasonable medium that it considers advisable, and the Grantor agrees to furnish all such assistance and information as the Collateral Agent may require in connection therewith. Prior to an Event of Default, the Collateral Agent shall give reasonable advance notice of any such verification (which shall be during business hours to the extent possible) if such activities include a visit to any of the Grantor's business
locations.   At any time  after an Event of  Default, the Grantor  at its expense will cause certified independent public accountants satisfactory to the Collateral Agent to prepare and deliver to the Collateral Agent at any time and from time to time promptly upon the Collateral Agent's request in form and substance satisfactory to the Collateral Agent such information pertaining to the Accounts and Accounts Receivable, including statements and schedules further identifying and describing the Collateral and such other reports (in addition to all reports required by the Credit Agreements) in connection with the Collateral as the Collateral Agent may reasonably request from time to time, all in reasonable detail.





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
                 (d)         LIMITATIONS ON  MODIFICATIONS OF  ACCOUNTS.
Until such time as the Collateral Agent, at the direction of the Required Lenders, shall notify the Grantor of the revocation of such power and authority, the Grantor may grant any extension of the time of payment of any of the Accounts, Accounts Receivable, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, and allow any credit or discount.

                 (e)         SCHEDULE OF  ACCOUNTS AND ACCOUNTS  RECEIVABLE.
On or prior to the tenth (10th) day of each calendar month, the Grantor shall provide the Collateral Agent with schedules describing all Accounts and Accounts Receivable created or acquired by it and shall execute and deliver confirmatory written assignments of such Accounts and Accounts Receivable to the Collateral Agent; PROVIDED, HOWEVER, that the failure of the Grantor to execute and deliver such schedules and/or assignments describing all Accounts and Accounts Receivable to the Collateral Agent shall not affect or limit the Collateral Agent's or any Intercreditor Lender's security interest or other rights in and to the Accounts and Accounts Receivable. Together with each schedule, the Grantor shall furnish, upon request of the Collateral Agent, following the occurrence of a Default or an Event of Default, copies of customers' invoices or the equivalent, and, upon request therefor, copies of original shipping or delivery receipts for all merchandise sold and such other documents as the Collateral Agent may require. The Grantor will not re-date any invoice or sale or make sales on extended dating beyond that customary
in its industry.   If the Grantor  becomes aware of anything materially
detrimental to the material credit of any of its customers in the possession of material Collateral, it will promptly advise the Collateral Agent thereof.

         SECTION 13          ADDITIONAL COVENANTS.

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a)         NO TRANSFER OF COLLATERAL.  The Grantor shall not:

                 (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or attempt to contract to do so, except (A) Collateral Inventory and that portion of Collateral Equipment consisting of property subject to a Lease, in the ordinary course of business (and provided that the Proceeds thereof are promptly deposited into a Collateral Lockbox Account designated by the Collateral Agent from time to time), (B) as permitted under the Amended and Restated Credit Agreement and (C) pursuant to the CXC Transaction; or





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
                 (ii) take any action that would directly or indirectly impair the value of the interest or rights of the Grantor or the Collateral Agent in such Collateral;

                 (b)         PROCEEDS OF SALE.     With respect to  the sale,
assignment or other disposition of any  of the Collateral pursuant to  clause
(a)(i)(B) above, the Grantor covenants and agrees that the proceeds of such sale, assignment or other disposition shall be immediately deposited into a Collateral Lockbox Account designated by the Collateral Agent from time to time.

                 (c)         PLEDGED SHARES.   The Grantor  will (i) cause each
issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the issuer, except to the Grantor, and (ii) pledge hereunder, immediately upon the Grantor's acquisition directly or indirectly thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

                 (d)         PAYMENT OF OBLIGATIONS.   The  Grantor will pay
promptly when due all charges imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), unless the same are being diligently contested in good faith and for which reserves or appropriate provision, if any, as shall be required by generally accepted accounting principles, shall have been made therefor.

                 (e)         LIMITATION OF LIENS ON COLLATERAL.   The Grantor
will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens and will defend the right, title and interest of the Collateral Agent in and to any of the Grantor's rights in or under the Collateral against the claims and demands of all persons whomsoever.

                 (f)         COMPLIANCE  WITH TERMS.   The  Grantor will
perform and comply with all obligations in respect of the Accounts, Accounts Receivable, Chattel Paper, Contracts and all other agreements to which it is a party or by which it is bound.

                 (g) THIRD PARTY NOTES. The Grantor shall irrevocably instruct, respectively, (i) MRK to make all payments under that certain Asset Acquisition Agreement dated May 31, 1994 by and among the Grantor, Computer Systems and MRK, including, without limitation, payments in connection with the MRK Secured Note, and (ii) Picker to make all payments in connection with the Picker Note, directly into a Collateral Lockbox Account designated
by the Collateral Agent from time to time.   The Grantor agrees that it shall
not amend, modify or waive any provision of any of the Third Party Notes without the prior written consent of the Required Lenders and that upon a default under the Third Party Notes, the Grantor shall promptly take all steps necessary to enforce the same.





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
                 (h)         FURTHER  INDEMNIFICATION.   The Grantor  agrees to
pay, and to save the Collateral Agent and the Intercreditor Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                 (i)         MAINTENANCE OF RECORDS.  The Grantor will keep
and maintain at its own cost and expense satisfactory and complete records of the Collateral in the ordinary course of business, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to
evidence this Agreement and  the Liens granted hereby.   The Grantor agrees
that the Collateral Agent shall have the right, upon the occurrence of an Event of Default, without prior notice, to require the Grantor to turn over physical possession of, or to make available any such books and records to the Collateral Agent or to its representatives on demand of the Collateral
Agent.   Prior  to the occurrence of an Event of Default, the Grantor shall permit any representative of the Collateral Agent to inspect such books and records during normal business hours at reasonable times and will provide photocopies thereof to the Collateral Agent and such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice and during regular business hours, the Collateral Agent and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                 (j)         SPECIAL COLLATERAL.   Promptly upon the  Grantor's
receipt of that portion of the Collateral (other than Chattel Paper) which is or becomes evidenced by an agreement, writing, Instrument and/or Document, including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts, but excluding Leases which are or become Chattel Paper, the Grantor shall deliver the original thereof to the Collateral Agent, together with appropriate endorsements or other specific evidence (in form and substance acceptable to the Collateral Agent) of assignment thereof to the Collateral Agent; PROVIDED, HOWEVER, that the Grantor may deposit such Instruments only in a Collateral Lockbox Account designated by the Collateral Agent from time to time.

                 (k)         PERFORMANCE BY  THE COLLATERAL AGENT OF THE
GRANTOR'S OBLIGATION.   If the Grantor fails  to perform or comply with any of
its covenants or agreements contained herein and the Collateral Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such covenants or agreements, the reasonable expenses of the Collateral Agent incurred in connection with such





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
performance or compliance, together with interest thereon from the date paid or incurred by the Collateral Agent until paid in full at the interest rate determined in accordance with Section 2.3(b) of the Amended and Restated Credit Agreement then in effect in respect of the Loans (as defined in the Amended and Restated Credit Agreement), shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

                (l)         MAINTENANCE AND REPAIRS OF AIRCRAFT.

                 (i) During the effectiveness of this Agreement, the Grantor shall, at its expense, do or cause to be done each and all of the following:

                 (A) Maintain and keep the Aircraft in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

                 (B) Maintain and keep the Aircraft in good order and repair and airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins and each of the manufacturers' nonmandatory service bulletins which relate to airworthiness;

                 (C) Replace in or on the Airframe, any and all Engines, parts, appliances, instruments or accessories which may be worn out, lost, destroyed or otherwise rendered unfit for use; and

                 (D) Without limiting the foregoing, cause to be performed, on all parts of the Aircraft, all applicable mandatory Airworthiness Directives, Federal Aviation Regulations, Special Federal Aviation Regulations, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement.

                 (ii) The Grantor shall be responsible for all required inspections of the Aircraft and licensing or re-licensing of the Aircraft in accordance with all applicable FAA and other governmental requirements. The Grantor shall at all times cause the Aircraft to have, on board and in a conspicuous location, a current Certificate of Airworthiness issued by the FAA.

                 (iii) All inspections, maintenance, modifications, repairs, and overhauls of the Aircraft (including those performed on the Airframe, the Engines, and/or any components, appliances, accessories, instruments, or equipment) shall be performed by personnel authorized by the FAA to perform such services.





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
                 (iv) If any Engine, component, appliance, accessory, instrument, equipment or part of the Aircraft shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, the Grantor may:

                 (A) Install on the Aircraft such items of substantially the same type in temporary replacement of those then installed on the Aircraft, pending overhaul or repair of the unsatisfactory item; PROVIDED, HOWEVER, that such replacement items must be in such a condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Agreement; PROVIDED FURTHER, HOWEVER, that the Grantor must, at all times, retain unencumbered title to any and all items temporarily removed; or

                 (B) Install on the Aircraft such items of substantially the same type in permanent replacement of those then installed on the Aircraft; PROVIDED, HOWEVER, that such replacement items must be in such condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Agreement; PROVIDED FURTHER, HOWEVER, that the Grantor must first comply with each of the requirements of clause (v) hereinbelow.

                 (v) In the event that during the effectiveness of this Agreement, the Grantor shall be required or permitted to install upon the Airframe or any Engine, components, appliances, accessories, instruments, engines, equipment or parts in permanent replacement of those then installed on the Airframe or such Engine, the Grantor may do so provided that, in addition to any other requirements provided for in this Agreement:

                 (A) The Collateral Agent is not divested of its security interest in and Lien upon any item removed from the Aircraft and that no such removed item shall be or become subject to the lien or claim of any person, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which, upon its being installed or attached to the Airframe, is validly vested in the Grantor, free and clear of any liens and/or claims, of any kind or nature, of any person other than the Collateral Agent;





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
                 (B) The Grantor's title to every substituted item shall immediately be and become subject to the security interest and Lien of the Collateral Agent, and each of the provisions of this Agreement, and each such item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted herein;

                 (C) If an item is removed from the Aircraft and replaced in accordance with the requirements of this Agreement, and if the substituted item satisfies the requirements of this Agreement, including the terms and conditions of clauses (A) and (B) hereinabove, then the item which is removed shall thereupon, and only thereupon, be free and clear of the security interest and Lien of the Collateral Agent.

                 (vi) In the event that any Engine, component, appliance, accessory, instrument, equipment or part is installed upon the Airframe, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to the Airframe.

                 (m)         AIRCRAFT REGISTRATION.   The  Grantor is the
registered owner of the Aircraft pursuant to a proper registration under the Federal Aviation Act of 1958, as amended (the "Act"), and the Grantor qualifies in all respects as a "citizen of the United States" as defined in
Section 101(16) of the Act and the Grantor shall, so long as this Agreement remains in full force and effect, maintain the registration of the Aircraft with the FAA in its name and shall remain a "citizen of the United States" as defined in Section 101(16) of the Act.

               SECTION 14          VOTING RIGHTS; DIVIDENDS; ETC.

                 (a) UPON EVENT OF DEFAULT. So long as no Event of Default shall have occurred which has not been waived in accordance with the provisions of the Intercreditor Agreement:

                 (i) the Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof owned by it for any purpose not inconsistent with the terms of this Agreement, the Credit Agreements (as each is in effect on the Agreement Date) or the Intercreditor Agreement; PROVIDED, HOWEVER, that the Grantor shall not exercise or shall refrain from exercising any such right if, in the Collateral Agent's judgment, such action or inaction would have a material adverse effect on the value of the Security Collateral or any part thereof; and, PROVIDED, FURTHER, that the Grantor shall give the Collateral Agent at least five (5) days' written notice of the manner in





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
         which it intends to exercise, or the reasons for refraining from exercising, any such right; and

                 (ii) the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights that they are entitled to exercise pursuant to paragraph
         (i) above.

                 (b)         AFTER EVENT  OF DEFAULT.   Upon the  occurrence of
an Event of Default, and after notice to the Grantor by the Collateral Agent, all rights of the Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to SECTION 14(A)(I) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

         SECTION 15          COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

                 (a)         APPOINTMENT OF COLLATERAL AGENT.   The Grantor
hereby irrevocably appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as the Grantor's attorney-in-fact, with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to enforce its rights and remedies hereunder, including, without limitation:

                 (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to SECTION 11 hereof;

                 (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (iii) to receive, indorse, and collect any drafts or other instruments, documents and Chattel Paper, in connection with CLAUSES (I) OR (II)above;

                 (iv) following the occurrence of an Event of Default, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

                 (v) to receive, indorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the





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
         Security Collateral or any part thereof and to give full discharge for the same;

                 (vi) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

                 (vii) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral and to settle, compromise or adjust any suit, action or proceeding described in this
         Section 15 and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and

                 (viii) to make any agreement with respect to or otherwise deal with, including, without limitation, leasing or chartering the Aircraft, and, after the occurrence of an Event of Default, to sell, transfer, or pledge, any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interests and liens therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

                 (b) RATIFICATION OF ACTIONS. The Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 15 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

                 (c) DUTIES OF COLLATERAL AGENT. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its past, present or future officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

                 (d) ADDITIONAL AUTHORITY UPON EVENT OF DEFAULT. The Grantor also authorizes the Collateral Agent, at any time or times after the occurrence of an Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Grantor in and under the Contracts hereunder and other matters relating thereto, and (ii) to execute, in connection with the sale provided for in SECTION 18 hereof, any endorsements, assignments or other





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
instruments of conveyance or transfer with respect to the Collateral.

         SECTION 16          THE COLLATERAL AGENT.

                (a)         APPOINTMENT OF THE COLLATERAL AGENT.

                 (i)         Under  the  Existing  Security  Agreement,  the
         Existing  Lenders  appointed   Continental  as  Collateral  Agent.
         Concurrently herewith, the Intercreditor Lenders, pursuant to the terms of the Intercreditor Agreement, have appointed Continental as the Collateral Agent under this Agreement to act under this Agreement. The Collateral Agent acts with the authorization of and at the direction of the Required Lenders and, if required pursuant to the terms of the Intercreditor Agreement, the Affected Subject Lenders (as defined in the Intercreditor Agreement), as more fully described in the Intercreditor Agreement. Except as set forth in SECTION 6 hereof, the Collateral Agent shall only release its Lien on Collateral as authorized and directed in writing by (A) the Required Lenders, and (B) the Required Banks (as defined in the Amended and Restated Credit Agreement.

                 (ii) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers and, except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior
         parties or  any other  rights pertaining  to  any Collateral.   The
         Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if its possession of the Collateral has been accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that neither the Collateral Agent nor any Intercreditor Lender shall have any responsibility or liability for (A) ascertaining or taking action with respect to calls, conversations, exchanges, maturities, tenders or other matters relative to any Collateral whether or not the Collateral Agent or any Intercreditor Lender has or is deemed to have knowledge of such matters, or (B) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (C) the collection of any proceeds of any Collateral or, by reason of any invalidity, the lack of value of any of the payments received by it from Account Debtors or otherwise or the uncollectability of any of the Collateral.

                 (b) RESPONSIBILITY DISCLAIMED. The Collateral Agent shall be under no liability or responsibility whatsoever as the Collateral Agent to the Grantor or any other person as a consequence of any failure or delay in performance by or any breach by, any Intercreditor Lender or Intercreditor Lenders of any of its





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
or their obligations under this Agreement, the Intercreditor Agreement or any of the Debt Documents.

                      (c)         EXCULPATORY PROVISIONS.

                 (i) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Intercreditor Agreement or in any of the Debt Documents, except for
         those made  by the Collateral Agent.   The Collateral Agent  makes no
         representations as to the title of the Grantor or as to the security afforded by this Agreement (including the perfection and relative priority of such security) and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for the attachment, perfection, priority or enforceability of any Lien created or purported to be created by this Agreement or the value of any Collateral granted hereunder from time to time.

                 (ii) Except as otherwise provided herein, the Collateral Agent shall not be required to ascertain or inquire as to the performance by the Grantor of any of the covenants or agreements contained in this Agreement, the Intercreditor Agreement or any of the Debt Documents. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the principal amount outstanding for which the Grantor is obligated to any Intercreditor Lender, the Collateral Agent may rely on a certificate of such Intercreditor Lender.

                 (iii) Neither the Collateral Agent nor any of its past, present or future directors, agents, officers, employees or attorneys shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken in accordance with this Agreement, the Intercreditor Agreement or any Debt Documents (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with gross negligence or willful misconduct. Without limiting the foregoing, neither the Collateral Agent nor any of its past, present or future directors, officers, agents, employees or attorneys shall be responsible for, or have any duty to examine, ascertain, or inquire about (A) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (x) this Agreement, or (y) any document or instrument furnished pursuant to or in connection with this Agreement, including the Grantor's books and records,
         (B) the collectability of any amounts owed by the Grantor, (C) any recitals or statements or representations or warranties in connection with this Agreement, the Intercreditor Agreement or any of the Debt Documents, (D) any failure of any party to this Agreement, the Intercreditor Agreement or any Debt Documents or any Intercreditor Lender





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
         to receive any communication sent to the notice address specified in SECTION 23 hereof, or (E) the assets, liabilities, financial condition, result of operations, business or creditworthiness of the Grantor.

                 (iv) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Grantor requests in writing, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Grantor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                 (d) DELEGATION OF DUTIES. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder including, without limitation, establishment and maintenance of Collateral Lockbox Accounts at banks or other financial institutions other than the Collateral Agent, either directly or by or through agents, nominees or attorneys-in-fact, which may include employees or officers of the Grantor, provided that the Collateral Agent shall obtain a written acknowledgement from such agents, nominees or attorneys-in-fact that they shall be liable to any person for losses or damages incurred by any person as a result of such agents', nominees' or attorneys'-in-fact gross negligence or willful misconduct as and to the extent the Collateral Agent would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Agent. The Collateral Agent shall be entitled to rely on advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for any negligence or misconduct of any agents, nominees or attorneys-in-fact selected by the Collateral Agent.

                 (e) LIMITATIONS ON RESPONSIBILITY OF THE COLLATERAL AGENT AND OTHER MATTERS.

                 (i) The Collateral Agent shall have no duties or responsibilities other than those expressly set forth in this
         Agreement.   Such  duties and liabilities  shall be  subject to the
         limitations and qualifications set forth in this Section 16. No implied duties or obligations shall be read into this Agreement against the Collateral Agent.

                 (ii) The Collateral Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Collateral Agent in good faith to be genuine and correct and to have been signed or sent or





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
         made by  a proper  person or persons.   The  Collateral Agent  shall
         not be bound to investigate any facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other communication which it believes to be genuine, and may rely on the facts or matters so stated; but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may deem fit.

                 (iii) The Collateral Agent shall not have any duty (A) to review the financial condition or operations of the Grantor or make any determination with respect to an adverse change therein, (B) to ascertain or inquire as to the performance or observance of any covenants of the Grantor or any Intercreditor Lender, or (C) to qualify to do business in any jurisdiction in which it is not already so qualified.

                 (f)         ACTION ON INSTRUCTIONS.   The Collateral Agent
shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting, under this Agreement in accordance with instructions in writing from the Required Lenders, or, if required pursuant to the terms of the Intercreditor Agreement, all Intercreditor Lenders and additionally, if required pursuant to the terms of the Intercreditor Agreement, each Affected Subject Lender (as defined in the Intercreditor Agreement), as the case may be; PROVIDED, HOWEVER, the Collateral Agent shall not be required to take or refrain from taking any particular action in accordance with instructions from the Required Lenders, an Affected Subject Lender, if required pursuant to the terms of the Intercreditor Agreement, or all Intercreditor Lenders, as the case may be, pursuant to this Agreement, and no provision of this Agreement shall be deemed to impose a duty on the same to take or refrain from taking any particular action, if the Collateral Agent shall have received an opinion of independent counsel that the Collateral Agent's taking or refraining from taking such action would violate the terms hereof or thereof or Applicable Law.

                 (g)         ADVANCE OF FUNDS  BY THE COLLATERAL AGENT.   The
Collateral Agent shall not be required to advance any of its own funds or to take any action hereunder to enforce any Obligation (or any note substituted therefor in connection with the refinancing thereof) or to take any action at the request or direction of the Intercreditor Lenders unless it shall previously have been furnished with an indemnity in form and substance satisfactory to it against any losses or expenses or liabilities which it may sustain or incur in making such advance or in taking such action.

                 (h)         CONTINENTAL AND  AFFILIATES.    With  respect  to
Obligations owed to Continental under this Agreement, the Intercreditor Agreement, or any Debt Document, Continental shall have the same rights, powers, duties and obligations under this Agreement as any other Intercreditor Lender and may exercise the same as though it were not the Collateral Agent. Continental and





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
its affiliates may accept deposits from, lend money to, and generally engage, and continue to engage, in any kind of business with the Grantor as if Continental were not the Collateral Agent. If Continental is removed as the Collateral Agent, it will not affect Continental's rights and interests as an Intercreditor Lender or as an Amended and Restated Credit Agreement Lender.

                 (i) NOTICE TO HOLDER OF NOTES. The Collateral Agent may deem and treat the payees of any note issued pursuant to any Subject Facility Document as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the
Collateral Agent.   Any request, authority  or consent of any  holder of any
note shall be conclusive and binding on any subsequent holder, transferee or assignee of such note.

                 (j) RELIANCE BY THE COLLATERAL AGENT. The Collateral Agent shall have the following privileges and immunities in the exercise of the rights and powers vested in it by this Agreement:
                 (i) it may accept a copy of a resolution of the board of directors of the Grantor certified by the Secretary or an Assistant Secretary thereof as conclusive evidence that such resolution has been duly adopted by said board and is in full force and effect, provided such acceptance is in good faith;

                 (ii) as to any other fact or matter the manner of ascertainment of which is not specifically set forth herein, it may for all purposes hereof rely on a certificate of an officer of the person making such claim as to such fact or matter, and such certificate shall constitute full protection to it for any action reasonably taken, suffered or omitted to be taken by it in good faith in reliance thereon;

                 (iii) may consult with independent counsel and accountants, and the Collateral Agent shall not be liable for any action reasonably taken, suffered or omitted to be taken by any such agent or attorney selected by it with due care or by it in good faith in reliance on the advice or opinion of any such counsel or accountants selected by it with due care;

                 (iv) it may, from time to time, request direction from the Required Lenders with respect to the performance of its powers and duties hereunder, and it shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Lenders relating to the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any power conferred upon the Collateral Agent under this Agreement; and

                 (v) no provision of this Agreement shall require the Collateral Agent to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its





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
         duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (k) TERMINATION OF THE COLLATERAL AGENT. The Required Lenders shall have the right to terminate the agency of the Collateral Agent hereunder by giving the Collateral Agent thirty (30) days' notice of such termination and, upon giving such notice, shall have the right
to appoint  a successor  Collateral Agent.   Notwithstanding  any other
provision herein contained, the Collateral Agent shall be discharged of all of its duties and obligations hereunder, and its agency shall terminate, upon payment in full of all outstanding Obligations secured by Collateral held by the Collateral Agent pursuant to the terms of this Agreement and disbursement of all funds held by the Collateral Agent pursuant to this Agreement.

                 (l) RESIGNATION OF THE COLLATERAL AGENT. The Collateral Agent may resign at any time by giving sixty (60) days' prior written notice to each Intercreditor Lender then holding any Obligations; provided, however, that such resignation shall not become effective until a successor Collateral Agent has been appointed and qualified. Upon receipt of notice of such resignation, the Required Lenders shall have the right to
appoint a successor Collateral Agent.   If no successor Collateral Agent shall
have been appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring the Collateral Agent's notice of resignation, then the retiring the Collateral Agent may, but shall not be required to, on behalf of the Intercreditor Lenders, appoint a successor Collateral Agent. In the event no successor Collateral Agent shall have been appointed by either the Required Lenders or the retiring the Collateral Agent pursuant to this Section 16(l) by the 60th day after the notice of resignation was given by the retiring the Collateral Agent, then, subject to SECTION 16(N) hereof, the Collateral Agent or any Intercreditor Lender may apply to any court of competent jurisdiction for the appointment of a successor Collateral Agent, which appointment shall be binding upon all Intercreditor Lenders. No Collateral Agent shall be discharged from its duties or obligations hereunder until all Collateral and documents then held by such Collateral Agent shall have been delivered to the successor Collateral Agent, and until such retiring Collateral Agent shall have executed and delivered to the successor Collateral Agent appropriate instruments substituting such successor Collateral Agent as attorney-in-fact
of the Grantor as necessary  for the purposes of this Agreement.   Each such
successor Collateral Agent shall provide the Grantor with its address to be sued for the purposes of SECTION 23 hereof, in a notice complying with the terms of such Section.

                 (m) NOTICE OF SUCCESSOR COLLATERAL AGENT. The Required Lenders appointing a successor Collateral Agent pursuant





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
to SECTIONS 16(K) or 16(L) hereof shall make such appointment by written notice to all parties to this Agreement and to such successor Collateral
Agent.   Following receipt  of such  notice, such  successor Collateral Agent, if it consents to such appointment, shall execute, acknowledge and deliver to its predecessor Collateral Agent, the Grantor and each Intercreditor Lender, an instrument in writing accepting such appointment hereunder and thereupon, without any further act, deed or conveyance, succeed to all rights and obligations of the Collateral Agent hereunder, effective immediately upon the expiration of the thirty (30) day period provided for in SECTION 16(K) hereof or the sixty (60) day period provided for in SECTION 16(L) hereof. Any Collateral Agent ceasing to act shall, notwithstanding anything herein to the contrary, retain, a Lien, upon all Collateral and all Proceeds of Collateral held or collected by such Collateral Agent to secure any amounts then due it pursuant to the provisions of this Agreement.

                 (n)         STATUS OF  SUCCESSORS TO  THE COLLATERAL  AGENT.
Every successor to the Collateral Agent appointed pursuant to SECTIONS 16(K) or 16(L) hereof shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States of any state (other than Florida) thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous states, and shall also have capital, surplus and undivided profits of not less than Five Hundred Million Dollars ($500,000,000).

                 (o) MERGER OF THE COLLATERAL AGENT. Any corporation into which the Collateral Agent shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Agreement without the execution or filing of any document or any further act on the part of the parties hereto.

         SECTION 17          EVENTS OF DEFAULT.

         The occurrence of one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

                 (a) the Grantor shall fail or neglect to perform, keep or observe any of its agreements, covenants or obligations hereunder and such failure or neglect shall continue for ten (10) days after such performance or observance is due hereunder;

                 (b) any statement, representation or warranty made by the Grantor is not true, correct, complete and accurate in any material respect when made;

                 (c) an Event of Default as defined in the Intercreditor Agreement or any of the Debt Documents shall have occurred; or





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
                 (d) the Grantor shall fail to deliver to the Collateral Agent (i) the Sweep Agreements required pursuant to SECTION 4(F) hereof, (ii) SCHEDULE XII required pursuant to SECTION 8(E) hereof, or (iii) the evidence required pursuant to SECTION 30 hereof, within the respective time periods specified in each such section.

         SECTION 18          REMEDIES.

         After the occurrence of an Event of Default which has not been waived in accordance with the terms of the Intercreditor Agreement:

                 (a)         SET-OFF.

                 (i) As additional security for the payment and performance of the Obligations, the Collateral Agent shall have a general right of set-off and banker's lien under applicable law against all of the Grantor's respective property and interests in property now or from time to time hereafter in the possession, custody or control of Continental in any capacity or any of the Co-Agents including without limitation, the Mandatory Bank Accounts, or any other Deposit Account of any type maintained from time to time by the Grantor with the Collateral Agent or any other Intercreditor Lender. The Collateral Agent may, and is hereby authorized by the Grantor to, at any time and from time to time, to the fullest extent permitted by Applicable Law, without advance notice to the Grantor (any such notice being expressly waived by the Grantor), set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by the Collateral Agent or any Intercreditor Lender to or for the credit or the account of the Grantor against any or all of the Obligations of the Grantor now or hereafter existing whether or not such Obligations have matured and irrespective of whether or not Collateral Agent has exercised any other rights that it has or may have with respect to such Obligations, including, without limitation, any acceleration rights.

                 (ii) Notwithstanding the introduction to this SECTION 18 to the contrary, both before and after an Event of Default, the Grantor agrees to immediately notify the Collateral Agent whenever any third party obtains or asserts any interest in any Collateral Lockbox Account, Mandatory Bank Account or Permitted Bank Account.

                 (iii) The Collateral Agent agrees to promptly notify the Grantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of
         such  set-off and application.   The Collateral  Agent shall not be
         liable to any Person for failure to give any such notice. The rights of the Collateral Agent under this Section 18(a) are in addition to the other rights and remedies





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
       (including, without limitation, other rights of set-off) which the Collateral Agent may have.

                 (b) RIGHTS AND REMEDIES. The Collateral Agent shall, in addition to other rights and remedies provided for herein or otherwise available to it, have all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and may, upon direction of the Required Lenders, (i) exercise any and all rights and remedies of the Grantor in respect of the Collateral PROVIDED, HOWEVER, that with respect to that portion of the Collateral consisting of books and records, such exercise shall be consistent with the terms of the CXC Intercreditor Agreement, (ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent, (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation and the Collateral Agent may exclude the Grantor, its agents, employees and servants therefrom, and having and holding the same may use, operate, manage and control the Collateral and conduct the business of the Grantor and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Collateral, or any part thereof or interest therein, all without prior notice to the Grantor, except as specifically provided in SECTION 18(B)(IV) below with respect to a formal
public or private sale  (including, without limitation, the right:   to convert
raw materials inventory to work-in-process inventory; to convert work-in-process inventory to finished goods inventory; to order, procure and purchase all materials, goods and other items necessary in connection with any such conversions; to sell finished goods inventory in the ordinary course of the Grantor's business and otherwise; to complete any goods; to fill and ship in accordance with then existing purchase orders; to solicit orders;
and to do all such things and acts as the Collateral Agent deems necessary or desirable in order to maximize the value of the Grantor's business or the Collateral) and upon every such entry, the Collateral Agent, at the expense of the Grantor, from time to time, either by purchase, repairs or construction, may maintain and restore Collateral, may complete the construction of improvements thereon and, in the course of such completion, may make such changes in the contemplated improvements and collateral as is deemed desirable and may insure the same; and likewise, from time to time, at the expense of the Grantor, the Collateral Agent may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as may seem advisable, and in every such case shall have the right to manage and operate the Collateral and to carry on the business thereof and exercise all rights and powers of the Grantor with respect thereto in the name or names of any of the Grantor or otherwise as is





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
deemed appropriate, after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior insurance and prior or other property charges upon the Collateral, the Grantor's business or any part thereof, as well as just and reasonable compensation for its services and for all attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, shall apply the moneys arising as aforesaid pursuant to the provisions of this Agreement (nothing contained herein shall be construed to impose upon the Collateral Agent any obligation to preserve or protect the Collateral or the Grantor's business following the occurrence of an Event of Default), and (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (c) TREATMENT OF PAYMENTS. All payments received by the Grantor in connection with any Collateral or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, and shall be segregated from other funds of the Grantor and shall be forthwith deposited into a Collateral Lockbox Account designated by the Collateral Agent from time to time in the same form as so received (with any necessary indorsement).

                 (d)         DISPOSITION OF PAYMENTS.   Any surplus  of such
cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations and termination in writing by the Intercreditor Lenders of each of the Intercreditor Agreement and each of the Debt Documents shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.


         SECTION 19          INDEMNITY AND EXPENSES.

                 (a)         INDEMNIFICATION.    The  Grantor  agrees  to
indemnify the Collateral Agent, the Co-Agents and each of the Intercreditor Lenders from and against any and all claims, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, disbursements and liabilities of any kind or nature whatsoever arising out of, relating to or resulting from this Agreement





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
(including, without limitation, enforcement of this Agreement and the establishment and maintenance from time to time of Collateral Lockbox Accounts at banks other than the Collateral Agent) or any action taken or omitted by any such indemnified person in connection herewith, except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct.

                 (b) REIMBURSEMENT OF EXPENSES. The Grantor shall reimburse the Collateral Agent on demand for all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Collateral Agent in connection with the preparation, execution, administration or enforcement of, or legal advice in respect of rights or responsibilities under this Agreement and the Intercreditor Agreement, regardless of whether any suit is filed, including, without limitation, all costs and expenses incurred in checking, retaking, holding, handling, preparing for sale and selling or otherwise disposing of any and all Collateral and the establishment and maintenance from time to time of Collateral Lockbox Accounts at banks other than the Collateral Agent's bank. The Grantor's reimbursement obligations hereunder shall be part of the Obligations, shall bear interest at the Prime Rate (as defined in the Amended and Restated Credit Agreement) from the date incurred until paid in full, and shall be secured by the Collateral and enjoy the benefits of this Agreement, notwithstanding that such obligations may cause the principal balance of the unpaid Loans (as defined in the Amended and Restated Credit Agreement) and the Notes to exceed the face amount of the Notes. In the event the Grantor shall fail to pay all amounts reimbursable hereunder within ten
(10) days after demand therefor, the same shall constitute an Event of Default, and, from and including the tenth (10th) day after demand for payment, the amount owing under this paragraph (b) shall bear interest at the interest rate determined in accordance with Section 2.3(b) of the Amended and
Restated  Credit Agreement.   The Grantor's reimbursement obligations
hereunder shall survive  the repayment of  the Obligations.

                 All obligations provided for in this Section 19 shall survive termination of this Agreement and the replacement of the Collateral Agent under SECTION 16(K) or SECTION 16(L) hereof.

         SECTION 20          SECURITY INTEREST ABSOLUTE.

         All rights of the Collateral Agent and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

                 (a) any lack of validity or enforceability of any of the terms of this Agreement, the Intercreditor Agreement or any of the Debt Documents or other agreements, writings, documents or instruments relating thereto;





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
                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any of the
terms of this Agreement, the Intercreditor Agreement   or any of the Debt
Documents;

                 (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any of the terms of this Agreement, the Intercreditor Agreement or any of the Debt Documents;

                 (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, including, without limitation, the Subsidiary Guaranty, for any or all of the Obligations; or

                 (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor, any guarantor of the Obligations or any third party grantor of a security interest.

         SECTION 21          REGISTRATION RIGHTS.

         If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to SECTION 18 hereof, the Grantor agrees that, upon request of the Collateral Agent, the Grantor will, at its own expense:

                 (a) execute and deliver, and cause each issuer of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                 (b) use its best efforts to qualify the Security Collateral under the state securities or "BLUE SKY" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Collateral Agent;

                 (c) use its best efforts to cause each such issuer to make available to its security holders, as soon as practicable, an





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
earning statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                 (d) use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent and each Intercreditor Lender by reason of the failure by the Grantor to perform any of the covenants contained in this Section 21 and, consequently, agree that, if the Grantor shall fail to perform any of such covenants, the Grantor shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with this Section 21 in addition to any other amounts otherwise payable to the Collateral Agent pursuant to the terms of this Agreement.

         SECTION 22          AMENDMENTS; ETC.

         No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent upon the direction of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 23          NOTICES.

         Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication (a "NOTICE") shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party a Notice with respect to this Agreement, each such Notice shall be in writing and shall be delivered in person with receipt acknowledged, sent by nationwide commercial courier service (such as Federal Express), or telecopied (with a copy also mailed by registered or certified mail), or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                 (a)      If to the Grantor, to it at:

                                  LDI Corporation
                                  One Cleveland Center
                                  1375 East Ninth Street
                                  Cleveland, Ohio 44114
                                  Telecopier: (216) 566-8955
                                  Attention:  Chief Financial Officer





50026F70.1E
17122-008                                                             -62-
                                  with a copy to:

                                  LDI Corporation
                                  One Cleveland Center
                                  1375 East Ninth Street
                                  Cleveland, Ohio 44114
                                  Telecopier: (216) 566-8955
                                  Attention:  General Counsel

                 (b)      If to the Collateral Agent, to it at:

                                  Continental Bank
                                  231 South LaSalle Street
                                  10th Floor
                                  Chicago, IL 60697
                                  Telecopier:  (312) 828-1997
                                  Attention: Vice President
                                             Leasing and Finance Co. Division

                                  with a copy to:

                                  Keck, Mahin & Cate
                                  77 West Wacker Drive
                                  49th Floor
                                  Chicago, IL 60601
                                  Telecopier: (312) 634-5000
                                  Attention:  Janet L. Tracy, Esq.

                 (c) If to the Intercreditor Lenders, to them at their respective addresses in accordance with Section 6.4 of the Intercreditor Agreement.


or at such other address as may substituted by Notice given as herein provided. The giving of any Notice required hereunder may be waived in writing by the party entitled to receive such Notice. Every Notice hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or upon receipt by the party to whom the Notice is addressed, if sent by telecopy transmission, or three (3) business days after the same shall have been deposited in the United States mail, or the first business day after timely delivery to the courier service, if sent by nationwide commercial courier service. Failure or delay in delivering copies of any Notice to the persons designated above to receive copies thereof shall in no way adversely affect the effectiveness of such Notice.

         SECTION 24       CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.

         This Agreement has created and continues to create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations and termination of the Intercreditor Agreement and all of the Debt





50026F70.1E
17122-008                                                             -63-

Documents  as evidenced by written  statements of the  Intercreditor Lenders,
(b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent for the benefit of the Intercreditor
Lenders  and their respective successors,  transferees and assigns.   Without
limiting the generality of the foregoing CLAUSE (C), any Intercreditor Lender may assign or otherwise transfer any note or other instrument held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such
Intercreditor Lender  herein or otherwise.   Upon the  payment in full  of the
Obligations and termination of the Intercreditor Agreement and each of the Debt Documents as evidenced by written statements of the Intercreditor Lenders, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

           SECTION 25       GOVERNING LAW; TERMS; WAIVER OF DEFAULTS.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Ohio without regard to principles of
conflict  of law.   This Agreement  is submitted to  the Grantor in Cleveland,
Ohio, and shall be deemed to have been delivered thereat. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code as in effect in the State of Ohio are used herein as therein defined.

         SECTION 26       REINSTATEMENT.

         This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee by appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 27       INTERPRETATION.





50026F70.1E
17122-008                                                             -64-

                 (a) INCORPORATION OF RECITALS. The preamble and each of the Recitals hereto shall be considered as part of this Agreement and, accordingly, each is hereby incorporated herein.

                 (b)      HEADINGS; LANGUAGE.   The  section and paragraph
headings contained in this Agreement are solely for the purpose of reference and shall not affect the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their common intent and no rule of strict construction shall be applied against any of the parties.

                 (c) SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 (d) NO WAIVER; CUMULATIVE REMEDIES. Neither the Collateral Agent nor any Intercreditor Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise or any right, power or privilege hereunder preclude any other or future exercise thereof or the
exercise  of any other  right, power or  privilege.   The rights and remedies
hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                 (e)      CONFLICTS OR INCONSISTENCY.   A conflict or
inconsistency, if any, between the terms and provisions of this Agreement and the terms and provisions of any of the Credit Agreements shall be controlled by the terms and provisions of this Agreement to the extent of such conflict or inconsistency; PROVIDED, HOWEVER, that in the event of any conflict or inconsistency between the terms and provisions of this Agreement and the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control to the extent of such conflict or inconsistency.

                 (f) EXECUTION IN COUNTERPARTS; AMENDMENT AND RESTATEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which, when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. This Agreement is an amendment and restatement of the Existing Security Agreement and is intended to,





50026F70.1E
17122-008                                                             -65-
and does, continue unimpaired and uninterrupted all Liens and security interests granted by the Grantor thereunder.

         SECTION 28       WAIVER OF JURY TRIAL.

         THE COLLATERAL AGENT, EACH OF THE CO-AGENTS, EACH OF THE INTERCREDITOR LENDERS AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE INTERCREDITOR AGREEMENT OR ANY DEBT DOCUMENT OR ANY COURSES OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, EACH OF THE CO-AGENTS, THE INTERCREDITOR LENDERS OR THE GRANTOR. THE GRANTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE GRANTOR AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GRANTOR AT THE ADDRESSES PROVIDED IN SECTION 23 ABOVE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE UNITED STATES MAIL, POSTAGE PREPAID. THE GRANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM AS THE GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING THE SERVICE OF ANY PROCESS RELATING TO THIS AGREEMENT, THE INTERCREDITOR AGREEMENT OR ANY OF THE DEBT DOCUMENTS WITHIN THE STATE OF OHIO. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT, THE INTERCREDITOR AGREEMENT AND EACH DEBT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT, EACH OF THE CO-AGENTS AND EACH OF THE INTERCREDITOR LENDERS ENTERING INTO THIS AGREEMENT, THE INTERCREDITOR AGREEMENT AND EACH DEBT DOCUMENT.

         SECTION 29       RELEASE.

         The Grantor does hereby release and discharge the Collateral Agent, the Co-Agents and each of them, the Intercreditor Lenders and each of them, the Existing Lenders and each of them, each agent under each of the Existing Credit Agreements, and each of their respective shareholders, agents, servants, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on its behalf ("RELEASE PARTIES") of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of actions whatsoever, that the Grantor has, had or will have, or claims to have, against any of the Release Parties as of the date the Grantor executes this Agreement and whether known or unknown at the time of this release, and of every nature and extent whatsoever on account of or in any way, direct or indirect, touching, concerning, arising out of or founded upon this Agreement, the Existing Credit Agreements, the Existing Security Agreement, the Existing Subsidiary Security Agreement, the Intercreditor Agreement, any of the Credit Agreements, or any Debt Document.





50026F70.1E
17122-008                                                             -66-

         SECTION 30       IBM SECURITY INTEREST.

         The Grantor  will deliver to the Collateral Agent, no later than five
(5) Business Days after the Agreement Date, evidence satisfactory to the Collateral Agent that all actions necessary to amend any and all financing statements in favor of International Business Machines Corporation ("IBM") have been filed and all actions necessary to amend the security agreement in favor of IBM have been taken so that the Grantor is in compliance will all of the terms of this Agreement and the Amended and Restated Credit Agreement, including without limitation, Section 7.2.3(d) thereof.



                          [Signature pages to follow]





50026F70.1E
17122-008                                                             -67-

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.


                                    LDI CORPORATION, Grantor


                                    By:_____________________________________

                                    Title:__________________________________



                                    CONTINENTAL BANK, as Collateral Agent


                                    By:_____________________________________

                                    Title:__________________________________

                                   SCHEDULE I

                            MANDATORY BANK ACCOUNTS





50026F70.1E
17122-008                                                           SCH. I-1

                                  SCHEDULE II

                            PERMITTED BANK ACCOUNTS





50026F70.1E
17122-008                                                           SCH. II-1

                                  SCHEDULE III

                        SPECIAL PERMITTED BANK ACCOUNTS





50026F70.1E
17122-008                                                          SCH. III-1

                                  SCHEDULE IV

                             INTELLECTUAL PROPERTY





50026F70.1E
17122-008                                                           SCH. IV-1

                                   SCHEDULE V

                          PLEDGED SHARES/PLEDGED DEBT





50026F70.1E
17122-008                                                           SCH. V-1

                                  SCHEDULE VI
                                 BANK ACCOUNTS

Name and Address                  Mailing Address                                           Type of
    of Bank                         of Account                 Account Number               Account
- - ---------------                   ---------------              --------------               -------



50026F70.1E
17122-008                                 SCH. VI-1

                                  SCHEDULE VII

                              GRANTOR'S LOCATIONS





50026F70.1E
17122-008                                                          SCH. VII-1

                                 SCHEDULE VIII

                             LOCATION OF COLLATERAL


         All of the Collateral is located at the locations identified on Schedules VII & IX attached hereto and incorporated hereby.

LOCATION OF EQUIPMENT:





LOCATION OF INVENTORY:





50026F70.1E
17122-008                                                          SCH. VII-1

                                  SCHEDULE IX

                                     LEASES





50026F70.1E
17122-008                                                          SCH. VIII-1

                                   SCHEDULE X

                              AIRCRAFT AND ENGINES

                                   AIRFRAMES


The following aircraft:


                                    MANUFACTURER'S        UNITED STATES
MANUFACTURER              MODEL       SERIAL NO.         REGISTRATION NO.
- - ------------              -----     --------------       ---------------
McDonnell Douglas         DC-9-32        47281                N 17533
McDonnell Douglas         DC-9-32        47218                N 12538





                                    ENGINES

The following engines, each engine having 750 or more rated takeoff horsepower or the equivalent thereof:


Caption>
                                                                    MANUFACTURER'S
MANUFACTURER                                       MODEL              SERIAL NO.
- - ------------                                       -----              ----------
1.  Pratt & Whitney                                JT8D-9A              666960
2.  Pratt & Whitney                                JT8D-9A              657191
3.  Pratt & Whitney                                JT8D-9A              666693
4.  Pratt & Whitney                                JT8D-9A              656906





50026F70.1E
17122-008                                                           SCH. IX-1

                                  SCHEDULE XI

                               AIRCRAFT INSURANCE





50026F70.1E
17122-008                                                           SCH. X-1

                                  SCHEDULE XII

                              SPECIFIED COLLATERAL





50026F70.1E
17122-008                                                           SCH. XI-1

                                   EXHIBIT I


                   FORM OF COLLATERAL LOCKBOX ACCOUNT LETTER


                                                                   July 29, 1994


Continental Bank, in its capacity
as Collateral Agent
231 South LaSalle Street
6th Floor
Chicago, IL 60697


Gentlemen:

                 1. The undersigned, ______________________ ("Bank"),
recognizes that Continental Bank is the collateral agent (the "Collateral Agent") under that certain Amended and Restated Security Agreement, dated as of July 29, 1994, as the same may be amended, modified, supplemented or restated (the "Security Agreement"), by and between, LDI Corporation, a Delaware corporation (the "Grantor"), and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement.

                 2. Grantor has requested that, as an accommodation to Grantor, certain of the Collateral Lockbox Accounts be established and maintained at [Bank]. The Collateral Agent and [Bank] are willing to grant such request provided that the Grantor, [Bank] and Collateral Agent agree to the terms set forth herein and execute this Agreement. The Collateral Agent hereby appoints [Bank] as Collateral Agent's agent and pledgee-in-possession for the Account and all funds, monies, accounts, cash and other items from time to time deposited in such Account and [Bank] by its execution and delivery of this Collateral Lockbox Letter accepts such appointment.

                 3. [Bank] hereby confirms and acknowledges to the Collateral Agent that (i) the Collateral Lockbox Account bearing account number ____________ (the "Account") has been established at [Bank], (ii) the Account is in the name of the Collateral Agent and the Collateral Agent has the exclusive dominion and control over the Account and all funds and monies from time to time therein, (iii) to the best of [Bank's] knowledge, no party other than the Collateral Agent claims a Lien on the Account, and (iv) [Bank] has marked its books and records to indicate the Collateral Agent's exclusive dominion and control over the Account and all funds and monies from time to time therein, and (v) the Account is a "Collateral Lockbox Account" as defined in the Security Agreement.





50026F70.1E
17122-008                                                            EX. I-1

                 4. [Bank] hereby confirms and acknowledges that [Bank] has no rights with respect to the Account and [Bank] agrees not to take any action with respect to the Account except as specifically directed in writing by the Collateral Agent.

                 5. [Bank] further agrees that it will not exercise or claim any right of offset against the Account and hereby waives and assigns to the Collateral Agent any and all liens, claims, demand or rights of setoff or offset of any kind whatsoever which [Bank] may now or hereafter have in any of the monies and/or funds deposited in the Account.

                 6. The Collateral Agent shall at all times have full and irrevocable right, power and authority, to demand, collect, withdraw, receipt for or sue for all amounts due or to become due and payable under the Account and, at the Collateral Agent's discretion, to take any other action, including the transfer of the Account to any institution designated by the Collateral Agent.

                 7. In accordance with Section 16(d) of the Security Agreement, [Bank] hereby acknowledges that it shall be liable to any person for losses or damages incurred by any person as a result of its or its agents', nominees' or attorneys'-in-fact gross negligence or willful misconduct with respect to this Agreement or with respect to the Account as and to the extent the Collateral Agent would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Agent.

                 8. The Grantor hereby agrees to indemnify and hold harmless each of [Bank] and the Collateral Agent from and against any and all claims, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, disbursements and liabilities of any kind or nature whatsoever and agrees to reimburse each of [Bank] and the Collateral Agent for any costs, fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) against any and all such claims or liability arising out of or in any way relating to the establishment and/or maintenance of the Account at [Bank].

                 9. The Collateral Agent agrees to pay [Bank's] fees, costs and expenses in connection with the establishment and maintenance of the Account.

                 10. Notwithstanding any other provision in this Agreement, [Bank] shall not be required to take any action with respect to the Account (including the transfer of funds) to the extent such action is then prohibited by statute, regulation or legal process binding on [Bank].

                 11. This Agreement may not be amended or modified or supplemented without the prior written consent of all parties.





50026F70.1E
17122-008                                                            EX. I-2

                                                   [BANK]

                                              By:_______________________________
                                              Its:______________________________


                                                   LDI CORPORATION

                                             By: _______________________________
                                             Its:_______________________________




                                                   LDI OF OHIO, INC.

                                             By: _______________________________
                                             Its:_______________________________

The foregoing is hereby accepted
and agreed to:

CONTINENTAL BANK,
in its capacity as Collateral Agent

By:___________________________________
Its:__________________________________





50026F70.1E
17122-008                                                            EX. I-3

                                   EXHIBIT II

                      FORM OF NOTICE TO RELEASE CXC FUNDS

                          [LDI CORPORATION LETTERHEAD]

                          NOTICE TO RELEASE CXC FUNDS

         This Notice to Release CXC Funds ("Notice") is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July 29, 1994, by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI CORPORATION, defined as the Grantor thereunder (the "Security Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Pursuant to Section 6(a) of the Security Agreement, this Notice will serve as the written notice and certification by the Grantor to the Collateral Agent that the Collateral Agent previously received monies or monies were deposited into a Collateral Lockbox Account constituting Collections (as defined in the CXC Intercreditor Agreement) or proceeds of any Transferred Lease Receivable, Related Security (as defined in the CXC Intercreditor Agreement) or CXC Equipment Collateral, and such monies constitute collected funds which either (i) are held in a Collateral Lockbox Account, or (ii) have been applied in reduction of the Obligations and to the extent new funds have not been subsequently advanced to the Grantor, as follows:

         Collections:  $______________________________________________
         Proceeds of Transferred Lease Receivable: $_________________ Proceeds of Related Security: $_____________________________
         Proceeds of CXC Equipment Collateral:  $_____________________

         The Grantor hereby authorizes and directs the Collateral Agent to deliver such monies to the CXC Agent.

         The undersigned, ______________________________, hereby certifies that [s]he is an Authorized Signatory.


                                WITNESS MY HAND this __ day of __________, 1994.


                          LDI CORPORATION, as Grantor

                                              BY: ______________________________

                                              TITLE: ___________________________



Acknowledged and Agreed
LDI OF OHIO, INC.

BY: __________________________

TITLE: _______________________





50026F70.1E
17122-008                                                           EX. II-1

                                  EXHIBIT III

              FORM OF NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS

                          [LDI CORPORATION LETTERHEAD]

                  NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS

         This Notice to Release Non-Recourse Funds ("Notice") is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July 29, 1994, by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI CORPORATION, defined as the Grantor thereunder (the "Security Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Pursuant to Section 6(b) of the Security Agreement, this Notice will serve as the written notice and certification by the Grantor to the Collateral Agent that the Collateral Agent previously received monies or monies were deposited into a Collateral Lockbox Account which constitute Excluded Collateral and such monies constitute collected funds which either
(i) are held in a Collateral Lockbox Account, or (ii) have been applied in reduction of the Obligations and to the extent new funds have not been subsequently advanced to the Grantor, as follows:

         Description of Excluded Collateral: _________________________________

         Amount: $____________________________________________________________

         Non-Recourse Lender: ________________________________________________


         The Grantor hereby authorizes and directs the Collateral Agent to deliver such monies to [Non-Recourse Lender].

         The undersigned, ______________________________, hereby certifies that [s]he is an Authorized Signatory.


                                WITNESS MY HAND this __ day of __________, 1994.

                          LDI CORPORATION, as Grantor

                                              BY: ______________________________

                                              TITLE: ___________________________


Acknowledged and Agreed
LDI OF OHIO, INC.

BY: ___________________________

TITLE: ________________________





50026F70.1E
17122-008                                                           EX. III-1

                                EXHIBIT IV

                                  FORM OF
                          NOTICE OF NON-RECOURSE
                                   FINANCING

                       [LDI CORPORATION LETTERHEAD]



                     NOTICE OF NON-RECOURSE FINANCING

     This Notice of Non-Recourse Financing ("NOTICE") is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July 29, 1994 by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI CORPORATION, defined as the Grantor thereunder (the
"SECURITY AGREEMENT").   All capitalized terms  used herein and  not otherwise
defined herein  shall have the  meanings ascribed thereto in the Security
Agreement.

     In the ordinary course of its business, the Grantor desires to sell and/or finance the Leases and related Collateral more fully described below and, in connection therewith, incur the Non-Recourse Debt more fully described below.

     Pursuant to Section 6  of the Security Agreement, this Notice  will serve as the written notice to the Collateral Agent of the proposed sale and/or financing, and the proposed incurrence of Non-Recourse Debt, described
more fully below.   This Notice is being  delivered to the Collateral Agent at least one Business Day prior to the proposed incurrence of Non-Recourse Debt.

     Description of Lease and Schedules: (SEE ATTACHED ANNEX I)
                                         ----------------------
     Length of Lease: (SEE ATTACHED ANNEX I)
                      ----------------------
     Description of Underlying Inventory or Equipment: (SEE ATTACHED  ANNEX I)
                                                       -----------------------
     Name of Non-Recourse Lender:
                                  --------------------------------------------
     Address of Non-Recourse Lender:
                                     -----------------------------------------
     Estimated Amount of Non-Recourse Funding $
                                               -------------------------------

     The Grantor hereby requests that the Collateral Agent execute the accompanying [Release] [Subordination Agreement] which sets forth a complete description of the Collateral to be [released] [subordinated].





50026F70.1E
17122-008                                                           EX. IV-1

         The undersigned, _____________________________________, hereby certifies that [s]he is an Authorized Signatory. The Grantor certifies to the Collateral Agent and the Intercreditor Lenders that the proposed transaction described above constitutes Non-Recourse Debt, as defined in the
Security Agreement.   The Grantor further certifies that,  as of the date
hereof, no Event of Default or Default has occurred or will occur as a result of the consummation of the transactions contemplated herein.

                              WITNESS MY HAND this __ day of ____________, 1994.

                          LDI CORPORATION, as Grantor

BY:___________________________
TITLE:________________________
Acknowledged and Agreed
LDI OF OHIO, INC.

BY:____________________________
TITLE:_________________________





50026F70.1E
17122-008                                                           EX. IV-2

                                   EXHIBIT V

                       FORM OF NON-RECOURSE DEBT RELEASE

        This Release, dated ________________, 1994 is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July 29, 1994, by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI CORPORATION, defined as the Grantor thereunder (the "SECURITY AGREEMENT"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

        The Collateral Agent has previously received a Notice of Non-Recourse Financing dated ________________ from the Grantor stating that in the ordinary course of its business the Grantor desires to sell and/or finance the Leases and related Collateral more fully described below and, in connection therewith, incur the Non-Recourse Debt more fully described below. In connection therewith, the Grantor has requested that the Collateral Agent release its Lien on the Released Collateral, as defined below.

        Description of Lease and Schedules: (SEE ATTACHED ANNEX I)
                                            ----------------------
        Length of Lease: (SEE ATTACHED ANNEX I)
                         ----------------------
        Description of Underlying Inventory or Equipment: (SEE ATTACHED ANNEX I)
                                                          ----------------------
        Name of Non-Recourse Lender:
                                     -------------------------------------------
        Address of Non-Recourse Lender:
                                       -----------------------------------------
        Estimated Amount of Non-Recourse Debt Financing: $
                                                         -----------------------
        Estimated Amount of Non-Recourse Debt Financing to be Received by
        Grantor: $
                 ---------------------------------------------------------------
        Estimated Amount of Non-Recourse Debt Financing to be Paid to
        Third Parties: $
                       --------------------------------------------------------

        Subject to the terms set forth in this Release and the Security Agreement, the Collateral Agent hereby releases the Lien of the Collateral Agent on the following described Collateral (collectively, the "RELEASED COLLATERAL"):

                 (i) the Lease[s], described above, transferred by the Grantor to the Non-Recourse Lender, described above, on or about the date hereof (the "TRANSFERRED LEASE[S]") and the Grantor's interest in the Transferred Lease[s];

                 (ii) all security interests or liens, and property subject to such security interests or liens, and all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements from time to time granted by or entered into by the lessees or any other person (other than the Grantor) under the Transferred Lease[s] to secure or support the payment of the lessees' obligations under the Transferred Lease[s] including all UCC financing statements covering the Lessee Collateral;





50026F70.1E
17122-008                                                            EX. V-1

                 (iii) all of the Grantor's right, title and interest in the data processing, telecommunications, and other capital equipment leased by the Grantor as lessor which is subject to the Transferred Lease[s]; and

                      (iv)  all Proceeds of the foregoing.

         This Release will become effective only upon receipt by the Collateral Agent of the full proceeds of the Non-Recourse Debt described above, minus the amount specified by the Grantor above to be paid to third parties, and (ii) consummation of the proposed incurrence of Non- Recourse Debt, within ten (10) days following the date of this Release, on the terms set forth in this Release and all annexes attached thereto.

         The Grantor hereby certifies that as of the date of this Release and as of the date that this Release becomes effective, no Default or Event of Default has occurred or will occur as a result of the consummation of the transactions contemplated herein.


CONTINENTAL BANK,                          LDI CORPORATION,
as Collateral Agent                                as Grantor

BY:___________________________             BY:___________________________

TITLE:________________________             TITLE:________________________


Acknowledged and Agreed
LDI OF OHIO, INC.

BY:____________________________
TITLE:_________________________





                                    EX. V-2

                                   EXHIBIT VI

                            [Intentionally Omitted]





50026F70.1E
17122-008                                                           EX. VI-1

                                  EXHIBIT VII

                        FORM OF SUBORDINATION AGREEMENT



         This Subordination Agreement ("Agreement") is entered into as of ______________, 1994, by and between the parties hereto in order to induce
______________________________ ("Lender") to make loans or extend credit to LDI Corporation, a Delaware corporation ("Borrower").

         Continental Bank, in its capacity as Collateral Agent for various financial institutions ("Collateral Agent"), hereby agrees for the benefit of, and covenants to, Lender as follows:

         1. The Borrower desires to obtain loans or credit from Lender in the amount and on the terms set forth in Exhibit A attached hereto (all obligations owing under the documents set forth in such EXHIBIT A being hereinafter referred to as "Secured Obligations"). Collateral Agent hereby acknowledges that Lender will not make loans or extend credit to Borrower unless Lender has a lien on or security interest in the property described on EXHIBIT B hereto, all replacements, additions or substitutions thereto and all proceeds (including, without limitation, any goods, chattel paper, documents, instruments or contract rights which constitute proceeds) thereof (collectively, the "Collateral"), which lien or security interest is prior in right to any lien or security interest granted to or held by Collateral Agent as provided in this Agreement.

         2. Subject to SECTION 11 hereof, all understandings, agreements, representations and warranties contained herein are solely for the benefit of the parties hereto, and there are no other parties (including, without limitation, Borrower) who are intended to be benefitted in any way by this Agreement.

         3. Nothing contained herein is intended to affect or limit in any way the lien or security interest that Lender or Collateral Agent has in any assets of Borrower, whether tangible or intangible, insofar as Borrower and third parties are concerned, and the parties hereto reserve all of their respective liens, security interests, rights, remedies and priorities as against Borrower and any such third party.

         4. Subject to SECTION 8 hereof, (a) Collateral Agent hereby subordinates any and all liens and security interests which it now has or may hereafter acquire in the Collateral to the liens and security interests Lender now has or may hereafter acquire in the Collateral; (b) Collateral Agent agrees that, so long as Lender has any Secured Obligations outstanding secured by the Collateral, Collateral Agent will not take any action to enforce its lien on or security interest in the Collateral, including, without limitation, giving notice of foreclosure, effecting foreclosure,





50026F70.1E
17122-008                                                           EX. VII-1
taking possession of the Collateral or giving notice to obligors with respect to the Collateral of its lien or security interest thereon; (c) Collateral Agent agrees not to oppose, interfere with or otherwise attempt to prevent Lender from enforcing its lien on and security interest in the Collateral or otherwise realizing on the Collateral; and (d) at the request of Lender, Collateral Agent shall release any lien and security interest it has on the Collateral to facilitate the transfer or sale of the Collateral so long as the proceeds thereof are applied against Borrower's Secured Obligations to Lender which are secured by the Collateral and any excess is applied against indebtedness or other obligations secured by Collateral Agent's security interest in the Collateral.

         5. Subject to SECTION 8 hereof, (a) Collateral Agent agrees that Lender is entitled to all payments from the Collateral and all proceeds of the Collateral (including, without limitation, any payment by any lessee under any lease which is part of the Collateral) prior to payment thereof to the Collateral Agent, and (b) Collateral Agent agrees that until all Secured Obligations of Borrower to Lender which are secured by the Collateral are paid in full, Collateral Agent shall not knowingly receive, accept or retain any direct or indirect payment from the Collateral or the proceeds thereof and if Collateral Agent receives any such payment at any time prior to the payment in full of the Secured Obligations (including, without limitation, any obligations accruing after any bankruptcy, insolvency or similar proceeding involving Borrower), Collateral Agent will promptly upon request by Lender (so long as such request is received within 60 days after such receipt of such payment by Collateral Agent) deliver such payment (or funds in the amount of such payment) to Lender.

         6. The subordination set forth herein shall remain in full force and effect, regardless of whether Lender or Collateral Agent (or any party for which Collateral Agent acts as agent) amends, extends, waives, supplements or otherwise modifies any of its agreements with Borrower. Lender may exercise or refrain from exercising any right or remedy against Borrower without affecting the subordination set forth herein.

         7. The subordination set forth herein is applicable irrespective of the time or order of attachment or perfection of any lien or security interest referred to herein, the time or order of filing of any financing statement, the acquisition of purchase money or other priority with respect to any such lien or security interest or the time of giving or the failure to give notice of the acquisition or expected acquisition of a purchase money or other security interest.

         8. The subordination provisions set forth herein shall be of no force or effect if and to the extent that Lender's lien on or security interest in the Collateral is finally determined to be avoidable in any bankruptcy, insolvency or similar proceeding involving Borrower.





50026F70.1E
17122-008                                                           EX. VII-2

         9. This Agreement is governed by, and shall be construed in accordance with, the laws of the State of Illinois.

         10. This Agreement may not be amended or otherwise modified except in a writing signed by Collateral Agent and Lender.

         11. This Agreement shall be binding upon and shall inure to the benefit of the successors and assignees of Lender and Collateral Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.


                                                _____________________, as Lender

                                                By: ____________________________


                                                Its: ___________________________



                                               CONTINENTAL BANK, in its capacity
                                               as Collateral Agent

                                               By: _____________________________


                                               Its: ____________________________

Acknowledged and Agreed
LDI CORPORATION

By:___________________________


Its:__________________________





50026F70.1E
17122-008                                                           EX. VII-3

                                   EXHIBIT A

                              [Insert term sheet]





50026F70.1E
17122-008                                                           EX. VII-4

                                   EXHIBIT B


                       [Insert Description of Collateral]





50026F70.1E
17122-008                                                           EX. VII-5

                                  EXHIBIT VIII

                            FORM OF SWEEP AGREEMENT

                                 July __, 1994

[Bank Name]
______________________
______________________
Attn:  _______________

         Re:     LDI Corporation, a Delaware corporation,
                 (THE "BORROWER")

Gentlemen:

         1. Reference is made to the following agreements: (a) that certain Second Amended and Restated Credit Agreement dated as of July 29, 1994 by and among Continental Bank, National City Bank and Society National Bank as Co-Agents (the "Co-Agents"), the Borrower and the other commercial lending institutions which are signatories thereof (the "Lenders") (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); (b) that certain Intercreditor Agreement dated as of July 29, 1994 by and among the Borrower, the "Subject Lenders" and the "Subject
Agents" (each as defined therein), Continental Bank, in its capacity as collateral agent (the "Collateral Agent") and the other parties thereto (as the same may be amended, modified or supplemented from time to time, the "Intercreditor Agreement"); and (c) that certain Amended and Restated Security Agreement dated as of July 29, 1994 by and between the Borrower and the Collateral Agent (as the same may be amended, modified or supplemented from time to time, the "Security Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Security Agreement.

         2. The Collateral Agent has been advised that the Borrower maintains the following deposit accounts with [Bank Name] at [Bank Address] ("[Bank Name]"):

                 [Insert account numbers and types]

(collectively, all accounts and deposit accounts maintained at [Bank Name], whether now existing or hereafter established, are hereinafter referred to as the "[Bank Name] Accounts").

         3. As provided in the Security Agreement and to secure the Borrower's repayment and performance of the Obligations (as defined in the Security Agreement), the Borrower has granted to the Collateral Agent a continuing security interest in and Lien upon, among other things, all of the Borrower's right, title and interest in, to and under certain accounts and deposit accounts, including





50026F70.1E
17122-008                                                          EX. VIII-1
but not limited to the [Bank Name] Accounts, all cash, funds, monies and amounts required to be deposited in or deposited in, from time to time, the [Bank Name] Accounts, all interest, dividends, cash, instruments or other property from time to time received, receivable or otherwise earned (whether or not paid), distributed in respect of or in exchange for one or all of the foregoing and all certificates and instruments, if any, from time to time representing the [Bank Name] Accounts and such cash, funds, monies, amounts, interest, dividends or other property (collectively, the "Accounts").

         4. This letter constitutes irrevocable notice to [Bank Name], [in accordance with Section __ of the Uniform Commercial Code] of the Collateral Agent's first priority security interest in and Lien upon all of the Borrower's right, title and interest in, to and under the Accounts. [Bank Name], by its execution of this letter, acknowledges receipt of this letter and notice.

         5. In order to induce the Collateral Agent to approve [Bank Name] as the depository of the [Bank Name] Accounts, [Bank Name], by its execution of this letter in the space provided below, agrees:

                 (a) that it waives any security interest, lien (banker's or otherwise) and/or right of setoff against any of the Accounts, other than the right to setoff fees, insufficient items and charge-backs, and as contained in paragraph 8 of this letter;

                 (b) to continue to honor checks and other instruments for withdrawals from the Accounts issued by the Borrower, consistent with [Bank Name] normal banking practices, until such time as [Bank Name] receives written notice from the Collateral Agent at the written direction of the Required Lenders, to [Bank Name] at its office located at [Bank Address], stating that an Event of Default under the Intercreditor Agreement has occurred and notifying [Bank Name] to cease permitting the Borrower to make withdrawals from any of the Accounts (a copy of which shall be sent by the Collateral Agent to the Borrower); thereafter, the Collateral Agent at the written direction of the Required Lenders may





50026F70.1E
17122-008                                                          EX. VIII-2
         request and [Bank Name] shall comply with such request, that [Bank Name] by wire transfer of immediately available funds shall transfer to a Collateral Lockbox Account at such financial institution as the Collateral Agent shall designate in writing, any and all of the Borrower's cash, funds, monies, items and amounts in the [Bank Name] Accounts or otherwise in [Bank Name]'s possession and included in Accounts;

                 (c) that upon receipt of such notice, [Bank Name] shall honor only such instructions for withdrawals as are given by the Collateral Agent, notwithstanding any inconsistent or conflicting instructions given to [Bank Name] by the Borrower, and that such notice and instructions can only be revoked by the Collateral Agent, but not by the Borrower; and

                 (d) that, prior to [Bank Name]'s receipt of the notice referred to in paragraph 5(b) above, from time to time upon the request of the Borrower or the Collateral Agent at the written direction of the Required Lenders to [Bank Name], [Bank Name] shall by wire transfer of immediately available funds, transfer to a Collateral Lockbox Account at such financial institution as the Collateral Agent shall designate in writing (which account numbers and other material information shall be as specified at the end of this letter) all cash, funds, monies, items and amounts in the [Bank Name] Accounts or otherwise in [Bank Name]'s possession and included in Accounts, in excess of [$________________] in the aggregate.

         6. [Bank Name] represents and warrants to the Collateral Agent as follows:

                 (a) that the only accounts the Borrower maintains at [Bank Name] are the [Bank Name] Accounts, and that the account numbers are as specified above;

                 (b) that the [Bank Name] Accounts are held in the name of the Borrower only;

                 (c) that each of the [Bank Name] Accounts is a deposit account;





50026F70.1E
17122-008                                                          EX. VIII-3

                 (d) that [Bank Name] has not received notice of any other lien or security interest in any of the Accounts; and

                 (e) that the [Bank Name] Accounts are federally insured accounts and such FDIC insurance covers up to $100,000 in the aggregate, and the [Bank Name] Accounts have no penalty for immediate withdrawal.

         7. Neither the Collateral Agent, any Subject Lender nor any Subject Agent shall be responsible for any charges incurred in connection
with any of the Accounts.   All charges incurred in  connection with the
Accounts will be payable by the Borrower. Notwithstanding the foregoing, after the Collateral Agent provides [Bank Name] with the notice referred to in paragraph 5(b) above, the Collateral Agent shall reimburse [Bank Name] for [Bank Name]'s reasonable expenses incurred in complying with the Collateral Agent's requests thereafter made under and pursuant to this letter to the extent that the Accounts are insufficient to reimburse such expenses AND provided that the Collateral Agent's prior written consent is obtained by [Bank Name] prior to [Bank Name] incurring any material expenses it expects to be reimbursed by the Collateral Agent hereunder.

         8. The Borrower agrees to save and hold harmless, to defend and to indemnify, [Bank Name] against all actions, proceedings, claims, demands, losses, outlays, damages or expenses, including reasonable legal fees of [Bank Name]'s in-house or outside counsel, of every nature and character as may arise or be made against [Bank Name] in respect of [Bank Name] acting in accordance with this letter, or which it may in any way incur in defending or prosecuting, settling or discontinuing any such proceedings, actions, claims, damages, expenses or outlays, arising out of any act or omission of the Borrower. The Borrower and the Collateral Agent agree that [Bank Name] may setoff against the Accounts reasonable expenses [Bank Name] incurs in complying with and acting in accordance with the provisions of this letter, upon providing in writing a description of such expenses to the Borrower and the Collateral Agent.





50026F70.1E
17122-008                                                          EX. VIII-4

         9. The Borrower hereby releases [Bank Name] from any liabilities, claims, damages, losses and outlays to the Borrower, of every nature and character as may arise or be made against [Bank Name] by or on behalf of the Borrower, directly or indirectly, related to actions taken by [Bank Name] at the direction of the Collateral Agent and pursuant to the terms of this letter, except for [Bank Name]'s gross negligence or willful misconduct, determined in such case by a non-appealable judicial order.

         10. Notwithstanding any other provision in this Agreement [Bank Name] shall not be required to take any action with respect to the [Bank Name] Accounts (including the transfer of funds) to the extent such action is then prohibited by statute, regulation or legal process binding on [Bank Name].

         11. The agreements contained in this letter will become effective immediately upon its execution by all of the parties and may not be amended without the express written consent of all parties.

                                          CONTINENTAL BANK,
                                          as Collateral Agent

                                          By: ________________________________


                                          ____________________________________
                                                [Printed Name and Title]

                                           Continental Bank, Chicago, Illinois,
                                           as  Collateral  Agent,
                                           Collateral  Lockbox  Account
                                           maintained at National City
                                           Bank as agent for Collateral
                                           Agent ABA #:  _______________
                                           Name of Account: LDI
                                           Corporation The Borrower's
                                           Account No is:

                                           ___________________________________



50026F70.1E
17122-008                                                          EX. VIII-5

                                       LDI Corporation, a Delaware corporation

                                       By:____________________________________

                                        ______________________________________
                                               [Printed Name and Title]

                                        Accepted and Agreed to as of
                                        [DATE]


                                        [Bank Name]

                                        By:____________________________________

                                        _______________________________________
                                                [Printed Name and Title]





50026F70.1E
17122-008                                                          EX. VIII-6

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


                           dated as of July 29, 1994,

                                 by and between

                               LDI OF OHIO, INC.,
                                 as the Grantor

                                      and

                               CONTINENTAL BANK,
                    in its capacity as the Collateral Agent

                               TABLE OF CONTENTS
                                                                                                              Page
SECTION 1        DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
                 -----------

SECTION 2        CONFIRMATION AND GRANT OF SECURITY INTEREST; COLLATERAL; EXCLUDED COLLATERAL . . . . . . . . 18
                 ----------------------------------------------------------------------------
                 (a)      Confirmation of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . 18
                          ---------------------------------
                 (b)      Grant of Security Interest; Collateral  . . . . . . . . . . . . . . . . . . . . . . 18
                          --------------------------------------
                 (c)      Excluded Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                          -------------------

SECTION 3        THE GRANTOR TO REMAIN LIABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 ----------------------------

SECTION 4        BANK ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
                 -------------
                 (a)      Types of Bank Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
                          ----------------------
                 (b)      Collateral Lockboxes and Collateral Lockbox Accounts  . . . . . . . . . . . . . . . 25
                          ----------------------------------------------------
                 (c)      Location of Mandatory Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . 26
                          -----------------------------------
                 (d)      Non-Recourse Debt Transition  . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
                          ----------------------------
                 (e)      Collateral Agent Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
                          -----------------------
                 (f)      Bank Accounts; Collateral Lockbox Account Letters . . . . . . . . . . . . . . . . . 26
                          -------------------------------------------------
                 (g)      Account Debtors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          ---------------
                 (h)      Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          -------------
                 (i)      Bank Accounts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                          -------------

SECTION 5        [INTENTIONALLY OMITTED]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
                 -----------------------

SECTION 6        NON-RECOURSE FINANCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
                 ----------------------
                 (a)      CXC Accounts and Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
                          ----------------------
                 (b)      Other Non-Recourse Accounts and Funds . . . . . . . . . . . . . . . . . . . . . . . 28
                          -------------------------------------
                 (c)      Notice and Release of Collateral for Non-Recourse Debt Transaction  . . . . . . . . 29
                          ------------------------------------------------------------------

SECTION 7        MARKING AND DELIVERY OF COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                 ----------------------------------
                 (a)      Marking of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                          ---------------------
                 (b)      Upon Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                          ---------------------

SECTION 8        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
                 ------------------------------
                 (a)      Location of Business and Collateral.  . . . . . . . . . . . . . . . . . . . . . . . 31
                          -----------------------------------
                 (b)      Pledged Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          --------------
                 (c)      Ownership/Title to Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          -----------------------------
                 (d)      Possession. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          ----------
                 (e)      Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                          ----------
                 (f)      Approval; Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
                          ------------------
                 (g)      Accounts, Accounts Receivables and General Intangibles. . . . . . . . . . . . . . . 33
                          ------------------------------------------------------
                 (h)      Authorization; Enforceability . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                          -----------------------------
                 (i)      Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                          --------
                 (j)      Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                          ------
                 (k)      Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                          ---------

50026F32.1E
17122-008

            (l)      Third Party Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                     -----------------
SECTION 9   GENERAL COVENANTS REGARDING COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . 36
            --------------------------------------
            (a)      Financing Statements, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                     --------------------------
            (b)      Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
                     ------------------
            (c)      Statements and Schedules. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
                     ------------------------
            (d)      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
                     --------------------
            (e)      Identification of Leases and Chattel Paper  . . . . . . . . . . . . . . . . . . 38
                     ------------------------------------------
SECTION 10  COVENANTS REGARDING COLLATERAL EQUIPMENT AND COLLATERAL INVENTORY  . . . . . . . . . . . 38
            ------------------------------------------------------------------
            (a)      Location of Collateral Equipment. . . . . . . . . . . . . . . . . . . . . . . . 38
                     --------------------------------
            (b)      Maintenance of Collateral Equipment and Collateral Inventory. . . . . . . . . . 39
                     ------------------------------------------------------------
            (c)      Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                     ----------------
            (d)      Location of Collateral Inventory. . . . . . . . . . . . . . . . . . . . . . . . 39
                     --------------------------------
SECTION 11  COVENANTS REGARDING INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
            -----------------------------
            (a)      Maintenance of Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                     ------------------------
            (b)      Grantor to Take Required Action . . . . . . . . . . . . . . . . . . . . . . . . 40
                     -------------------------------
            (c)      Notice of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                     ----------------
            (d)      Deposit of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                     -------------------
            (e)      Settlement of Claims and Release of Proceeds  . . . . . . . . . . . . . . . . . 41
                     --------------------------------------------
            (f)      Aircraft Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
                     ------------------
SECTION 12  COVENANTS REGARDING ACCOUNTS AND ACCOUNTS RECEIVABLE . . . . . . . . . . . . . . . . . . 41
            ----------------------------------------------------
            (a)      Records.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
                     -------
            (b)      Notice to Account Debtors.  . . . . . . . . . . . . . . . . . . . . . . . . . . 41
                     -------------------------
            (c)      Verifications.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
                     -------------
            (d)      Limitations on Modifications of Accounts. . . . . . . . . . . . . . . . . . . . 42
                     ----------------------------------------
            (e)      Schedule of Accounts and Accounts Receivable. . . . . . . . . . . . . . . . . . 42
                     --------------------------------------------
SECTION 13  ADDITIONAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
            --------------------
            (a)      No Transfer of Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . 43
                     -------------------------
            (b)      Proceeds of Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
                     ----------------
            (c)      Pledged Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
                     --------------
            (d)      Payment of Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
                     ----------------------
            (e)      Limitation of Liens on Collateral.  . . . . . . . . . . . . . . . . . . . . . . 44
                     ---------------------------------
            (f)      Compliance with Terms.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
                     ---------------------
            (g)      Third Party Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
                     -----------------
            (h)      Further Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
                     -----------------------
            (i)      Maintenance of Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
                     ----------------------
            (j)      Special Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
                     ------------------
            (k)      Performance by the Collateral Agent of the Grantor's Obligation . . . . . . . . 45
                     ---------------------------------------------------------------
            (l)      Maintenance and Repairs of Aircraft.  . . . . . . . . . . . . . . . . . . . . . 45
                     -----------------------------------
            (m)      Aircraft Registration.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
                     ---------------------
SECTION 14  VOTING RIGHTS; DIVIDENDS; ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
            ------------------------------
            (a)      Upon Event of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
                     ---------------------
                                                    -ii-

                 (b)      After Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
                          ----------------------

SECTION 15       COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT  . . . . . . . . . . . . . . . . . . . . . . . . . 48
                 -------------------------------------------
                 (a)      Appointment of Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . . . . 48
                          -------------------------------
                 (b)      Ratification of Actions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
                          -----------------------
                 (c)      Duties of Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
                          --------------------------
                 (d)      Additional Authority Upon Event of Default. . . . . . . . . . . . . . . . . . . . . . 50
                          ------------------------------------------

SECTION 16       THE COLLATERAL AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
                 --------------------
                 (a)      Appointment of the Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . . 50
                          -----------------------------------
                 (b)      Responsibility Disclaimed.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
                          -------------------------
                 (c)      Exculpatory Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
                          ----------------------
                 (d)      Delegation of Duties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
                          --------------------
                 (e)      Limitations on Responsibility of the Collateral Agent and Other Matters . . . . . . . 53
                          -----------------------------------------------------------------------
                 (f)      Action on Instructions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
                          ----------------------
                 (g)      Advance of Funds by the Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . 54
                          ----------------------------------------
                 (h)      Continental and Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
                          --------------------------
                 (i)      Notice to Holder of Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
                          -------------------------
                 (j)      Reliance by the Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . 54
                          --------------------------------
                 (k)      Termination of the Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . . 55
                          -----------------------------------
                 (l)      Resignation of the Collateral Agent.  . . . . . . . . . . . . . . . . . . . . . . . . 55
                          -----------------------------------
                 (m)      Notice of Successor Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . 56
                          ------------------------------------
                 (n)      Status of Successors to the Collateral Agent. . . . . . . . . . . . . . . . . . . . . 56
                          --------------------------------------------
                 (o)      Merger of the Collateral Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
                          ------------------------------

SECTION 17       EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
                 -----------------

SECTION 18       REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
                 --------
                 (a)      Set-Off.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
                          -------
                 (b)      Rights and Remedies.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
                          -------------------
                 (c)      Treatment of Payments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
                          ---------------------
                 (d)      Disposition of Payments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
                          -----------------------

SECTION 19       INDEMNITY AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
                 ----------------------
                 (a)      Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
                          ---------------
                 (b)      Reimbursement of Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
                          -------------------------

SECTION 20       SECURITY INTEREST ABSOLUTE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
                 --------------------------

SECTION 21       REGISTRATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
                 -------------------
SECTION 22       AMENDMENTS; ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
                 ---------------
SECTION 23       NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
                 -------
SECTION 24       CONTINUING SECURITY INTEREST; TRANSFER OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . 64
                 -----------------------------------------------
SECTION 25       GOVERNING LAW; TERMS; WAIVER OF DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                 ----------------------------------------
SECTION 26       REINSTATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                 -------------

50026F32.1E
17122-008

SECTION 27       INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                 --------------
                 (a)      Incorporation of Recitals.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                          -------------------------
                 (b)      Headings; Language. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                          ------------------
                 (c)      Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                          ------------
                 (d)      No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . 66
                          ------------------------------
                 (e)      Conflicts or Inconsistency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
                          --------------------------
                 (f)      Execution in Counterparts; Amendment and Restatement  . . . . . . . . . . . . . . . 66
                          ----------------------------------------------------

SECTION 28       WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
                 --------------------

SECTION 29       RELEASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
                 -------




50026F32.1E
17122-008

                             SCHEDULES

SCHEDULE I       MANDATORY BANK ACCOUNTS
SCHEDULE II      PERMITTED BANK ACCOUNTS
SCHEDULE III     SPECIAL PERMITTED BANK ACCOUNTS
SCHEDULE IV      INTELLECTUAL PROPERTY
SCHEDULE V       PLEDGED SHARES/PLEDGED DEBT
SCHEDULE VI      BANK ACCOUNTS
SCHEDULE VII     GRANTOR'S LOCATIONS
SCHEDULE VIII    LOCATION OF COLLATERAL
SCHEDULE IX      LEASES
SCHEDULE X       AIRCRAFT AND ENGINES
SCHEDULE XI      AIRCRAFT INSURANCE
SCHEDULE XII     SPECIFIED COLLATERAL


                             EXHIBITS

EXHIBIT I        FORM OF COLLATERAL LOCKBOX ACCOUNT LETTER
EXHIBIT II       FORM OF NOTICE TO RELEASE CXC FUNDS
EXHIBIT III      FORM OF NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS
EXHIBIT IV       FORM OF NOTICE OF NON-RECOURSE FINANCING
EXHIBIT V        FORM OF NON-RECOURSE DEBT RELEASE
EXHIBIT VI       [Intentionally Omitted]
EXHIBIT VII      FORM OF SUBORDINATION AGREEMENT
EXHIBIT VIII     FORM OF SWEEP AGREEMENT





50026F32.1E
17122-008
                                      -v-

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT
                               ------------------

                 THIS AMENDED AND RESTATED SECURITY AGREEMENT ("AGREEMENT") is made as of July 29, 1994 (the "AGREEMENT DATE") by LDI OF OHIO, INC., an Ohio corporation (the "GRANTOR"), in favor of CONTINENTAL BANK, in its capacity as collateral agent as hereinafter provided (the "COLLATERAL AGENT") and amends and restates in its entirety the Security Agreement, dated as of May 2, 1994 (the "EXISTING SECURITY AGREEMENT"), executed by the Grantor in favor of the Collateral Agent and the various financial institutions identified therein.


                                   RECITALS:
                                   --------

                 .        The Grantor is a wholly-owned subsidiary of LDI
Corporation, a Delaware corporation ("Borrower"). The Borrower has previously executed the following agreements: (i) that certain Amended and Restated Credit Agreement (the "NCB/SOCIETY CREDIT AGREEMENT"), dated as of December 14, 1992, among the Borrower, National City Bank ("NCB") and Society National Bank ("SOCIETY") as co-agents and the various financial institutions which are parties thereto; (ii) that certain Credit Agreement (the "CONTINENTAL CREDIT AGREEMENT"), dated as of August 3, 1992, as amended, among the Borrower, Continental Bank as agent, and the various financial institutions which are parties thereto; (iii) that certain Note Purchase Agreement (the "1989 NOTE PURCHASE AGREEMENT") with Northwestern National Life Insurance Company ("NORTHWESTERN"), Northern Life Insurance Company ("NORTHERN"), American Investors Life Insurance Company ("AMERICAN"), Confederation Life Insurance Company ("CONFEDERATION") and Beneficial Standard Life Insurance Company ("BENEFICIAL," and collectively with Northwestern, Northern, American and Confederation, the "1989 LENDERS"), dated as of August 1, 1989, with respect to $20,000,000 9.96% Senior Notes Due 1995; (iv) that certain Note Purchase Agreement (the "1988 NOTE PURCHASE AGREEMENT," and together with the 1989 Note Purchase Agreement, the "NORTHWESTERN AGREEMENTS") with Northwestern, Confederation, The North Atlantic Life Insurance Company of America ("NORTH ATLANTIC"), The Minnesota Mutual Life Insurance Company (successor by merger to Ministers Life - A Mutual Life Insurance Company) ("MINNESOTA MUTUAL"), Farm Bureau Life Insurance Company of Michigan ("FARM"), FB Annuity Company ("FB") and Farm Bureau Mutual Insurance Company of Michigan ("FARM MUTUAL," and collectively with the 1989 Lenders, North Atlantic, Minnesota Mutual, Farm and FB, the "NORTHWESTERN LENDERS"), dated as of August 31, 1988, with respect to $13,000,000 9.97% Senior Notes Due 1994; and (v) that certain promissory note (the "NAT WEST NOTE"), dated as of July 1, 1993, executed by the Borrower in favor of National Westminster Bank, USA ("NAT WEST").

                 A. Each of NCB, Society and Continental, each in their capacity as lender, and each of the various other financial institutions which are lenders under each of the NCB/Society Credit Agreement and the Continental Credit Agreement are herein referred to as the "EXISTING BANK LENDERS."

                 B. The Northwestern Lenders and Nat West are herein referred to as the "EXISTING TERM LENDERS."

                 C. The Existing Bank Lenders and the Existing Term Lenders are herein referred to collectively as the "EXISTING LENDERS."

                 D. The Borrower has previously executed and delivered a Credit Agreement, dated as of May 2, 1994, as amended, by and among NCB, Society and Continental, as co-agents, and the Existing Bank Lenders to be effective as of July 29, 1994 only upon the terms and conditions set forth therein (the "NEW CREDIT AGREEMENT").

                 E. The NCB/Society Credit Agreement, the Continental Credit Agreement, the Northwestern Agreements, the Nat West Note, and the New Credit Agreement, as each may hereafter be amended, modified, supplemented or restated in conformity with the terms of the Intercreditor Agreement (as hereinafter defined), are herein referred to collectively as the "EXISTING CREDIT AGREEMENTS."

                 F. At the request of the Borrower and in consideration of, among other things, the execution and delivery by the Borrower of the Existing Security Agreement, each of the Existing Bank Lenders which is a party to the NCB/Society Credit Agreement executed a waiver dated May 2, 1994 of certain defaults thereunder and each of the Existing Bank Lenders which is a party to the Continental Credit Agreement executed and delivered to the Borrower a waiver dated April 29, 1994 of certain defaults thereunder (each a "WAIVER").

                 G. Each Waiver was originally for a period ending on May 31, 1994 and, at the request of the Borrower, the Existing Bank Lenders executed and delivered to the Borrower extensions of each of the Waivers to July 29, 1994 (each such extension, a "WAIVER EXTENSION").

                 H. At the request of the Borrower, each of the Existing Bank Lenders and the Borrower entered into that certain letter agreement Re:
Proposed Credit Agreement, dated April 28, 1994, as amended (the "EXISTING BANK LENDERS COMMITMENT LETTER").

                 I. Pursuant to the terms of the Existing Bank Lenders Commitment Letter and concurrently with the execution and delivery hereof, the Borrower is executing and delivering a Second Amended and Restated Credit Agreement, dated as of the date hereof (the "AMENDED AND RESTATED CREDIT AGREEMENT"), by and among the Borrower





50026F32.1E
17122-008
and NCB, Society and Continental, each in its capacity as agent (individually, in such capacity, a "CO-AGENT" and collectively, in such capacities, the "CO-AGENTS") and the Existing Bank Lenders (collectively with the Co-Agents, the "AMENDED AND RESTATED CREDIT AGREEMENT LENDERS").

                 J. At the request of the Borrower, each of the Northwestern Lenders and the Borrower entered into that certain letter agreement, Re: Restructuring of Notes issued under Note Purchase Agreement dated as of August 31, 1988 and Note Purchase Agreement dated as of August 1, 1989, dated May 2, 1994, as amended (the "NORTHWESTERN COMMITMENT LETTER"), and pursuant to the terms of the Northwestern Commitment Letter and concurrently with the execution and delivery hereof, the Borrower shall execute and deliver a letter amendment to the 1988 Note Purchase Agreement and a letter amendment to the 1989 Note Purchase Agreement (as so amended, the "AMENDED NORTHWESTERN AGREEMENTS").

                 K. The Borrower has previously executed and delivered to Nat West an amendment of the Nat West Note, dated as of April 29, 1994 (the "AMENDED NAT WEST NOTE").

                 L. The Amended and Restated Credit Agreement, the Amended Northwestern Agreements and the Amended Nat West Note, and each of the Subject Facility Documents (as defined in the Intercreditor Agreement) as may hereafter exist, as each may hereafter be amended, modified, supplemented or restated in conformity with the terms of the Intercreditor Agreement, are herein referred to collectively as the "CREDIT AGREEMENTS."

                 M. The Borrower previously executed and delivered a certain Security Agreement dated May 2, 1994, in favor of the Collateral Agent for the benefit of the Existing Lenders ("EXISTING PARENT SECURITY AGREEMENT") pursuant to which the Borrower granted in favor of the Collateral Agent a first priority, perfected security interest in and Lien upon certain assets of the Borrower, and concurrently herewith the Borrower will execute and deliver an Amended and Restated Security Agreement in favor of the Collateral Agent for the benefit of the Collateral Agent and the ratable benefit of the Intercreditor Lenders ("AMENDED AND RESTATED PARENT SECURITY AGREEMENT"), and it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement and the Amended Northwestern Agreements that the Borrower execute and deliver the Amended and Restated Parent Subsidiary Agreement in order to, among other things, reaffirm, ratify, confirm, continue the security interests, pledge and Liens granted pursuant to the terms of the Existing Parent Security Agreement and to amend and restate the Existing Parent Security Agreement.

                 N. The Grantor previously executed and delivered to the Existing Lenders which are party to the Continental Credit Agreement, that certain Guaranty of Payment of Debt dated as of ______________, 1994, and to the Existing Lenders which are party to the NCB/Society Credit Agreement, that certain Guaranty of Payment





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of Debt, dated ________________, (collectively, the "SUBSIDIARY GUARANTIES").

                 O. Concurrently with the execution and delivery of this Agreement, the Credit Agreements and the Intercreditor Agreement, the Grantor is executing and delivering (i) a certain Amended and Restated Guaranty dated of even date herewith in favor of ____________, and a certain Guaranty dated of even date herewith in favor of the Northwestern Lenders.

                 P. Concurrently with the execution and delivery of this Agreement, the Collateral Agent, the Grantor, the Borrower and the Existing Lenders (together with each of the other financial institutions which are or may become parties thereto, the "INTERCREDITOR LENDERS") are executing and delivering an Intercreditor Agreement, dated the date hereof (as such agreement may hereafter be amended, modified, supplemented or restated, the "INTERCREDITOR AGREEMENT"), pursuant to which the Intercreditor Lenders shall, among other things, define certain of their rights and remedies with respect to the Credit Agreements and this Agreement.

                 Q. Concurrently with the execution and delivery of this Agreement, the Collateral Agent, the Borrower and Citicorp North America, Inc., as agent (the "CXC AGENT") for CXC Incorporated, a Delaware corporation ("CXC"), are executing and delivering an Intercreditor Agreement, dated the date hereof (as such agreement may hereafter be amended, modified, supplemented or restated, the "CXC INTERCREDITOR AGREEMENT").

                 R. The Existing Lenders appointed Continental as Collateral Agent under the Existing Security Agreement and are hereby reaffirming their appointment of Continental as Collateral Agent thereunder and hereunder.

                 S. Concurrently with the execution and delivery of this Agreement and pursuant to the terms of the Intercreditor Agreement, the Intercreditor Lenders are acknowledging the previous appointment of Continental as Collateral Agent and are appointing Continental as Collateral Agent thereunder and hereunder.

                 T. Concurrently with the execution and delivery of this Agreement and pursuant to the terms of the Intercreditor Agreement, the Intercreditor Lenders have agreed that notwithstanding the fact that each Intercreditor Lender is a party to the Existing Security Agreement, from the date hereof and continuing thereafter, this Agreement shall be by and between the Borrower and the Collateral Agent only.

                 U. The Grantor, as a wholly-owned subsidiary of the Borrower, will receive both direct and indirect benefits from the New Credit Agreement and the Waivers.





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                 NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants herein contained and in order to induce the Intercreditor Lenders to enter into the Credit Agreements and the Intercreditor Agreement, the Grantor hereby agrees with the Collateral Agent for the benefit of the Collateral Agent and the Co-Agents and the ratable benefit of the Intercreditor Lenders that the Existing Security Agreement be, and the same hereby is, amended and restated in its entirety to read as set forth above and as follows:

         SECTION 1        DEFINITIONS.
                          -----------

         In addition to the terms defined elsewhere herein, the following terms, shall be a part of this Agreement, and except where the context otherwise requires, shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                 "ACCOUNT" shall mean any "account" as such term is defined in Section 1309.01(A)(15) of the UCC.

                 "ACCOUNT COLLATERAL" shall have the meaning ascribed to such term in SECTION 2(b) hereof.

                 "ACCOUNT DEBTOR" shall mean any "account debtor" as such term is defined in Section 1309.01(A)(1) of the UCC.

                 "ACCOUNT RECEIVABLE" shall mean any right to payment arising out of, or relating to, or in connection with (a) any Account, (b) the use, sale, lease or disposition of Inventory or goods (including, without limitation, all Accounts, accounts receivable, other receivables, Contract Rights, Chattel Paper, Instruments, Documents, notes, and other forms of obligations now owned or hereinafter received or acquired by or belonging or owing to the Grantor, whether arising out of the sale, rental or lease of Inventory or goods); (c) any amount payable by any person to the Grantor in connection with the Grantor's purchase, acquisition or leasing of Inventory; (d) any amounts payable under any of the General Intangibles; and (e) any or all of the Grantor's rights in, to and under all purchase orders or receipts now owned or hereinafter acquired by it and all of the Grantor's rights to any goods represented by any of foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

                 "AGREEMENT DATE" shall have the meaning ascribed to such term in the preamble hereof.





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                 "AIRCRAFT" shall mean (a) the Airframes; (b) the Engines; and
         (c) any and all manuals, logbooks, flight records, maintenance records, and other historical records or information of the Grantor relating to the foregoing item (a) and/or item (b).

                 "AIRFRAME" shall mean those certain airframes identified on
         SCHEDULE X attached hereto and incorporated herein by this reference, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment, or avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment) installed in, appurtenant to, or delivered with or in respect of such airframes.

                 "AMENDED AND RESTATED CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph J of the Recitals.

                 "AMENDED AND RESTATED CREDIT AGREEMENT LENDERS" shall have the meaning ascribed to such term in Paragraph J of the Recitals.

                 "AMENDED NAT WEST NOTE" shall have the meaning ascribed to such term in Paragraph L of the Recitals.

                 "AMENDED NORTHWESTERN AGREEMENTS" shall have the meaning ascribed to such terms in Paragraph K of the Recitals.

                 "APPLICABLE LAW" shall mean, in respect of any person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such person, now in effect or as hereafter amended, modified, enacted or in effect, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the person in question is a party or by which it or any of its property is bound from time to time.

                 "AUTHORIZED SIGNATORY" shall mean the president, the chief financial officer and such other specified officers or other senior personnel of the Grantor as may be duly authorized and designated in writing by resolution of the board of directors of the Grantor to execute documents, agreements, certificates and instruments on behalf of the Grantor.

                 "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ., as amended from time to time.

                 "BORROWER" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "BUSINESS DAY" shall have the meaning ascribed to such term in the Amended and Restated Credit Agreement.





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                 "CASH EQUIVALENT INVESTMENT" shall mean overnight investment of funds in a manner and in amounts satisfactory to the Collateral Agent and the Required Lenders.

                 "CHATTEL PAPER" shall mean any "chattel paper" as such term is defined in Section 1309.01(A)(2) of the UCC.


                 "CO-AGENTS" shall have the meaning ascribed to such term in Paragraph J of the Recitals, and includes each successor who shall act as a Co-Agent.

                 "COLLATERAL" shall have the meaning ascribed to such term in
         SECTION 2(b) hereof.

                 "COLLATERAL AGENT" shall have the meaning ascribed to such term in the preamble hereto, and includes each successor who shall act as Collateral Agent.

                 "COLLATERAL INSURANCE CLAIM" shall mean any claim which relates to reimbursement for damage to or loss of the Collateral and arises under the insurance policies required by this Agreement or the other Subject Facility Documents.

                 "COLLATERAL LOCKBOX" shall mean a Lockbox maintained by a Collateral Lockbox Bank for the purpose of receiving payments of proceeds of Collateral, or such other post office box or mailing location utilized for a similar purpose as the Grantor and a Collateral Lockbox Bank may agree upon from time to time.

                 "COLLATERAL LOCKBOX ACCOUNT" shall mean each account (i) designated by the Collateral Agent from time to time; (ii) maintained with a Collateral Lockbox Bank for the purposes described in this Agreement, including without limitation, the purposes set forth in
         SECTION 4 hereof, (iii) in which the Collateral Agent has a first priority perfected Lien; (iv) over which the Collateral Agent has exclusive control and dominion; and (v) with respect to which the Grantor has no right to withdraw funds.

                 "COLLATERAL LOCKBOX ACCOUNT LETTERS" shall mean the letters in the form and content of EXHIBIT I attached hereto and as more fully described in SECTION 4(f) hereof.

                 "COLLATERAL LOCKBOX BANK" shall mean each and every Intercreditor Lender which maintains a Collateral Lockbox Account.

                 "COMPUTER HARDWARE AND SOFTWARE" shall mean all computer hardware and software in all its forms (including, but not limited to, (a) all computer and other electronic data processing hardware, whether now owned, licensed or leased or hereafter acquired by the Grantor, integrated computer systems, central processing units, memory units, display





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
         terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, mask rights, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (b) all software programs, whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above, including, without limitation, operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (c) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by the Grantor; and (d) all documentation for such hardware, software and firmware described in the preceding CLAUSES (a), (b) AND (c), whether now owned, licensed or leased or hereafter acquired by the Grantor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes).

                 "CONTINENTAL" shall mean Continental Bank, in its individual capacity.

                 "CONTINENTAL CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "CONTRACTS" shall mean (a) all contracts, undertakings or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) relating to the Collateral, and (b) all "contract rights," as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, relating to the Collateral.

                 "CREDIT AGREEMENTS" shall have the meaning ascribed to such term in Paragraph M of the Recitals.

                 "CXC" shall have the meaning ascribed to such term in Paragraph R of the Recitals, together with its permitted successors and assigns pursuant to the terms of the Lease Receivables Transfer Agreement.

                 "CXC AGENT" shall have the meaning ascribed to such term in Paragraph R of the Recitals, together with its permitted successors and assigns pursuant to the terms of the Lease Receivables Transfer Agreement.

                 "CXC EQUIPMENT COLLATERAL" shall have the meaning ascribed to such term in the CXC Intercreditor Agreement.

                 "CXC INTERCREDITOR AGREEMENT" shall have the meaning ascribed to such term in Paragraph R of the Recitals.

                 "CXC FUNDS" shall have the meaning ascribed to such term in
         SECTION 6(a) hereof.





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                 "CXC LOCKBOX" shall mean a Lockbox maintained by a CXC Lockbox
         Bank for the purpose of receiving payments made by Obligors of Transferred Lease Receivables for subsequent deposit into a related
         CXC Lockbox Account, or such other post office box or mailing location utilized for a similar purpose as the Grantor and the CXC Agent may agree upon from time to time pursuant to the Lease Receivable Transfer Agreement.

                 "CXC LOCKBOX ACCOUNT" shall mean a Lockbox Account maintained with a CXC Lockbox Bank for the purpose of depositing payments made by the Obligors of Transferred Lease Receivables in connection with the CXC Transaction, or such other account or accounts utilized for a similar purpose as the Grantor and the CXC Agent may agree upon from time to time pursuant to the Lease Receivables Transfer Agreement.

                 "CXC LOCKBOX BANK" shall mean a Lockbox Bank at which a CXC Lockbox Account is maintained, or such other bank or financial institution or entity utilized for a similar purpose as the Grantor and the CXC Agent may agree upon from time to time pursuant to the Lease Receivables Transfer Agreement.

                 "CXC RESTRUCTURED FACILITY" shall mean the transactions contemplated by a lease receivables transfer facility to be entered into among the Grantor, LDI Funding and CXC in order to replace the facility evidenced by the Lease Receivables Transfer Agreement in effect on the date hereof pursuant to which (a) all Transferred Assets existing on the date such replacement facility becomes effective will be (i) reconveyed by CXC to the Grantor, (ii) sold to and/or contributed to the capital of LDI Funding by the Grantor and (iii) transferred by LDI Funding to CXC pursuant to a new lease receivables transfer agreement and (b) certain Collateral may thereafter be sold to an/or contributed to the capital of LDI Funding by the Grantor and become Transferred Assets in accordance with the terms of this Agreement and the CXC Intercreditor Agreement. The terms and conditions of the portion of the CXC Restructured Facility evidenced by the lease receivables transfer agreement between LDI Funding and CXC shall be substantially similar to terms and conditions contained in the Lease Receivables Transfer Agreement in effect on the date hereof.

                 "CXC TRANSACTION" shall mean the transactions contemplated by the Lease Receivables Transfer Agreement and, following the effective date thereof, the transactions contemplated by the CXC Restructured Facility.

                 "DEBT DOCUMENTS" shall mean each and every of the following: this Agreement, the Amended and Restated Credit Agreement, the Amended and Restated Nat West Note, the Amended Northwestern Agreements, the Amended and Restated Parent Security Agreement, the CXC Intercreditor Agreement, the





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         Subsidiary Guaranties, the Amended and Restated Guaranties, the Loan
         Documents (as defined in the Amended and Restated Credit Agreement), the Security Documents (as defined in the Intercreditor Agreement), the Subject Facility Documents, and the Intercreditor Documents (as defined in the Intercreditor Agreement).

                 "DEFAULT" shall mean any event, act or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                 "DEPOSIT ACCOUNTS" shall mean any "deposit account" as such term is defined in Section 1309.01(A)(5) of the UCC.

                 "DOCUMENTS" shall mean any "document" as such term is defined in Section 1309.01(A)(6) of the UCC.

                 "EQUIPMENT" shall mean any "equipment" as such term is defined in Section 1309.07(B) of the UCC, and include, without limitation, all machinery, equipment, furnishings, fixtures, and computers and other electronic data processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                 "ENGINES" shall mean those certain aircraft engines identified on SCHEDULE X attached hereto and incorporated herein by this reference, and any other aircraft engines which either now or in the future are installed on, appurtenant to, or delivered with or in respect of any Airframe, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines. The term "Engines" shall also refer to any replacement aircraft engine which the Grantor is required or permitted, under this Agreement, to install upon any Airframe and as to which the Grantor complies with each of the applicable requirements contained in this Agreement.

                 "EVENT OF DEFAULT" shall have the meaning ascribed to such term in SECTION 17 hereof.





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                 "EXCLUDED COLLATERAL" shall have the meaning ascribed to such term in SECTION 2(c) hereof.

                 "EXISTING BANK LENDERS" shall have the meaning ascribed to such term in Paragraph B of the Recitals.

                 "EXISTING BANK LENDERS COMMITMENT LETTER" shall have the meaning ascribed to such term in Paragraph I of the Recitals.

                 "EXISTING CREDIT AGREEMENTS" shall have the meaning ascribed to such term in Paragraph F of the Recitals.

                 "EXISTING LENDERS" shall have the meaning ascribed to such term in Paragraph D of the Recitals.

                 "EXISTING SECURITY AGREEMENT" shall mean that certain Security Agreement dated as of May 2, 1994, executed by the Grantor in favor of the Collateral Agent and the various financial institutions identified therein.

                 "EXISTING TERM LENDERS" shall have the meaning ascribed to such term in Paragraph C of the Recitals.

                 "FAA" shall mean the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

                 "FIXTURES" shall mean any "fixture" as such term is defined in
         Section 1309.32 of the UCC.

                 "GENERAL INTANGIBLES" shall mean any "general intangible" as such term is defined in Section 1309.01(A)(16) of the UCC.

                 "GENERAL NON-RECOURSE LENDER ACCOUNT" shall mean an account in which the Collateral Agent has no Lien and which is maintained at NCB for the purpose of receiving CXC Funds and Non-Recourse Lender Funds as more fully described in SECTION 6 hereof, PROVIDED, HOWEVER, that
         (a) the only deposits into any such account are Excluded Collateral or the Proceeds of Excluded Collateral, and (b) the deposits made into any such account shall not consist of any Collateral nor any Proceeds of Collateral nor the proceeds of any loans, advances or other credit facilities made by any Intercreditor Lender under any of the Subject Facility Documents.

                 "GENEVA CONVENTION" shall mean the Convention on the International Recognition of Rights in Aircraft made at Geneva, Switzerland on June 19, 1948 (effective 17 September 1953), together with the necessary enacting rules and regulations promulgated by any particular signatory country.





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                 "GRANTOR" shall mean LDI of Ohio, Inc., an Ohio corporation.

                 "HEREBY," "HEREIN," "HEREOF", "HEREUNDER" and words of similar import refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears.

                 "INSTRUMENTS" shall mean any "instrument" as such term is defined in Section 1309.01(A)(9) of the UCC, other than instruments or writings that constitute, or are part of a group of instruments or writings that constitute, Chattel Paper.

                 "INTERCREDITOR AGREEMENT" shall have the meaning ascribed to such term in Paragraph Q of the Recitals.

                 "INTERCREDITOR LENDERS" shall have the meaning ascribed to such term in Paragraph Q of the Recitals.

                 "INVENTORY" shall mean any "inventory" as such term is defined in Section 1309.07(D) of the UCC.

                 "LDI Funding" shall mean LDI Lease Funding Corporation, a Delaware corporation and a wholly-owned subsidiary of the Grantor.

                 "LEASE" shall mean a lease agreement between the Grantor and any Obligor for the lease of any Equipment.

                 "LEASE COLLATERAL" shall have the meaning ascribed to such term in SECTION 8(j) hereof.

                 "LEASE RECEIVABLE" shall mean with respect to any Lease at any time, all periodic installments of rent then or thereafter payable by the Obligor under such Lease, together with all supplemental or additional payments required by the terms of such Lease with respect to insurance, maintenance, ancillary products and services and other specific charges, excluding any such payments or charges which constitute sales or other taxes or the price for a purchase option occurring at the end of the term of such Lease.

                 "LEASE RECEIVABLES TRANSFER AGREEMENT" shall mean the Amended and Restated Lease Receivables Transfer Agreement, dated as of February 15, 1994, by and among the Grantor, CXC and the CXC Agent as amended, modified or supplemented from time to time and, after the effective date of the CXC Restructured Facility, shall mean the documents executed pursuant to the CXC Restructured Facility which evidence the sale and/or contribution of Transferred Assets by the Grantor to LDI Funding and the transfer of such Transferred Assets by LDI Funding to CXC.





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                 "LESSEE COLLATERAL" shall mean all security interests or
         liens, and property subject to such security interests or liens, and all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements from time to time granted by or entered into by the lessees or any other person (other than the Grantor) under the Transferred Leases to secure or support the payment of the lessees' obligations under the Transferred Leases, including all UCC financing statements covering the Lessee Collateral.

                 "LIEN" shall mean, with respect to any property, any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

                 "LOCKBOX" means a post office box or other mailing location maintained by a Lockbox Bank for the purpose of receiving payments made by obligors for subsequent deposit into a related Lockbox Account.

                 "LOCKBOX ACCOUNT" means a demand deposit account or other collection account maintained with a Lockbox Bank or Collateral Lockbox Bank, as the case may be, for the purpose of depositing payments made by the obligors.

                 "LOCKBOX BANK" means a bank or credit union at which a Lockbox Account is maintained.

                 "MANDATORY BANK ACCOUNT" shall mean each deposit account or other account: (a) which is maintained by the Grantor at a bank or other financial institution which is an Intercreditor Lender; (b) with respect to which the Grantor has executed and delivered to the Collateral Agent a duly executed Sweep Agreement; and (c) which is either (i) in the case of those deposit or other accounts identified on SCHEDULE I attached hereto, a deposit account or other account in which the Collateral Agent has a first priority Lien, or (ii) in the case of each other deposit account or other account, a deposit account or other account in which the Collateral Agent has a first priority perfected Lien.

                 "MRK SECURED NOTE" shall mean that certain Secured Subordinated Promissory Note dated May 31, 1994 in the original principal amount of Two Million Dollars ($2,000,000) executed by MRK Computer Systems, Inc. an Ohio corporation (MRK"), and payable to the order of the Grantor.

                 "NAT WEST NOTE" shall have the meaning ascribed to such term in Paragraph A of the Recitals.





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                 "NCB" shall mean National City Bank, in its individual
         capacity.

                 "NCB/SOCIETY CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NEW CREDIT AGREEMENT" shall have the meaning ascribed to such term in Paragraph E of the Recitals.

                 "1988 NOTE PURCHASE AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "1989 LENDERS" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "1989 NOTE PURCHASE AGREEMENT" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NON-RECOURSE DEBT" shall mean any debt of the Grantor for which neither the obligee nor any other person has any legal recourse against the Grantor, other than to certain specified collateral which was pledged by the Grantor in connection with the incurrence thereof.

                 "NON-RECOURSE LENDER" shall mean a lender of Non-Recourse Debt.

                 "NON-RECOURSE LENDER FUNDS" shall have the meaning ascribed to such term in SECTION 6(b) hereof.

                 "NON-RECOURSE LOCKBOX" shall mean a Lockbox maintained by a Non-Recourse Lockbox Bank for the purpose of receiving payments made by Obligors of Transferred Lease Receivable for subsequent deposit into a related Non-Recourse Lockbox Account, or such other post office box or mailing location utilized for a similar purpose as the Grantor and the agent for the applicable Non-Recourse Lenders may agree upon from time to time.

                 "NON-RECOURSE LOCKBOX ACCOUNT" shall mean a Lockbox Account maintained with a Non-Recourse Lockbox Bank for the purpose of depositing payments made by the Obligors of Transferred Lease Receivables, or such other account or accounts utilized for a similar purpose as the Grantor and the agent for the applicable Non-Recourse Lenders may agree upon from time to time.

                 "NON-RECOURSE LOCKBOX BANK" shall mean a Lockbox Bank at which a Non-Recourse Lockbox Account is maintained, or such other bank or financial institution or entity utilized for a similar purpose as the Grantor and the agent for the applicable Non-Recourse Lenders may agree upon from time to time.





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                 "NON-RECOURSE OBLIGOR"  shall mean any Non-Recourse Lender obligated in respect of a Lease Receivable pursuant to a Lease other than the Lessor or vendor of the Inventory or Equipment covered thereby.

                 "NORTHWESTERN AGREEMENTS" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NORTHWESTERN COMMITMENT LETTER" shall have the meaning ascribed to such terms in Paragraph K of the Recitals.

                 "NORTHWESTERN LENDERS" shall have the meaning ascribed to such term in Paragraph A of the Recitals.

                 "NOTE" shall mean each promissory note executed by the Grantor pursuant to the terms of the Amended and Restated Credit Agreement, the Amended Northwestern Agreements, and each of the other Subject Facility Documents.

                 "NOTICE TO RELEASE CXC FUNDS" shall have the meaning ascribed to such term in SECTION 6(a) hereof.

                 "NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS" shall have the meaning ascribed to such term in SECTION 6(b) hereof.

                 "OBLIGATIONS" shall mean any and all existing and future liabilities, indebtedness and obligations, (including without limitation, all Debt Obligations (as defined in the Intercreditor Agreement), and all Obligations (as defined in the Intercreditor Agreement)), and other payment obligations of the Grantor owing from time to time to each and every present or future Intercreditor Lender, Co-Agent or the Collateral Agent under any Debt Document and under the Intercreditor Agreement, and to the present or future Collateral Agent under any of the Loan Documents (as defined in the Amended and Restated Credit Agreement), including without limitation, all fees, costs, expenses, court costs, attorneys' fees and expenses, and the like covered by any of the foregoing.

                 "OBLIGOR" shall mean any party obligated in respect of a Lease Receivable pursuant to a Lease other than the lessor or vendor of the Inventory or Equipment covered thereby.

                 "PERMITTED BANK ACCOUNT" shall mean each deposit account or other account: (a) which is maintained by the Grantor at a bank or other financial institution which is not an Intercreditor Lender; (b) with respect to which the Grantor has executed and delivered to the Collateral Agent a duly executed Sweep Agreement; (c) which is existing on the Agreement Date; and (d) which is either (i) in the case of those deposit accounts or other accounts identified on SCHEDULE II attached hereto, a deposit account or other





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         account in which the Collateral Agent has a first priority Lien, or
         (ii) in the case of each other deposit account or other account, a deposit account or other account in which the Collateral Agent has a first priority perfected Lien.

                 "PERMITTED LIEN" shall mean a Lien permitted by Section 7.2.3 of the Amended and Restated Credit Agreement.

                 "PERMITTED NON-RECOURSE BANK ACCOUNT" shall mean a deposit or other account maintained by the Grantor at a bank or other financial institution and in which the Collateral Agent has no Lien; PROVIDED, HOWEVER, that (a) the only deposits into any such account are Excluded Collateral or the Proceeds of Excluded Collateral, and (b) the deposits made into any such account shall not consist of any Collateral nor any Proceeds of Collateral nor the proceeds of any loans, advances or other credit facilities made by any Intercreditor Lender under any of the Subject Facility Documents.

                 "PICKER" shall mean Picker Financial Group, an Ohio general partnership.

                 "PICKER NOTE" shall mean that certain promissory note dated April 28, 1994 in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) executed by Picker and payable to the order of the Grantor.

                 "PLEDGED DEBT" shall have the meaning ascribed to such term in SECTION 2(B) hereof.

                 "PLEDGED SHARES" shall have the meaning ascribed to such term in SECTION 2(B) hereof.

                 "PROCEEDS" shall mean any "proceeds" as such term is defined in Section 1309.25 of the UCC, and, in any event, shall have the broadest meaning permissible under the Ohio Uniform Commercial Code, and the Uniform Commercial Code of any other state which is deemed applicable, and shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral,
         (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable, whether as rents, fees, lease payments or otherwise, under or in connection with any of the Collateral.

                 "REQUIRED LENDERS" shall have the meaning ascribed to such term in the Intercreditor Agreement.





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                 "SECURITY COLLATERAL" shall have the meaning ascribed to such term in SECTION 2(B) hereof.

                 "SOCIETY" shall mean Society National Bank, in its individual capacity.

                 "SPECIAL PERMITTED BANK ACCOUNT" shall mean those accounts (e.g., trust accounts) listed on SCHEDULE III attached hereto.

                 "SUBJECT FACILITY DOCUMENTS" shall have the meaning ascribed to such term in the Intercreditor Agreement.

                 "SUBSIDIARY GUARANTIES" shall have the meaning ascribed to such term in Paragraph O of the Recitals.

                 "SWEEP AGREEMENT" shall mean an agreement between the Grantor and any depositary institution for the benefit of the Collateral Agent substantially in the form of EXHIBIT VIII attached hereto.

                 "THIRD PARTY NOTES" shall mean, collectively, the Picker Note and the MRK Secured Note.

                 "TRANSFERRED ASSETS" shall have the meaning ascribed to such term in the CXC Intercreditor Agreement.

                 "TRANSFERRED LEASE RECEIVABLE" shall mean (a) with respect to the CXC Transaction, any Lease Receivable which is offered for transfer by the Grantor and in which CXC has acquired an interest pursuant to the Lease Receivables Transfer Agreement; and (b) with respect to all other Non-Recourse Debt transactions, Lease Receivables transferred (including, without limitation, by way of a grant of a security interest) by the Grantor to a Non-Recourse Lender in connection with the incurrence of Non-Recourse Debt.

                 "TRANSFERRED LEASE" shall mean each Lease transferred by the Grantor to a Non-Recourse Lender in connection with the incurrence of Non-Recourse Debt.

                 "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's, or any of the Intercreditor Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.





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                 "UNIDENTIFIED CHECK" shall mean a check held in a Collateral
         Lockbox Account with respect to which the Grantor is unable to identify whether all or any portion of such check constitutes either CXC Funds or Non-Recourse Lender Funds.

                 "WAIVER" shall have the meaning ascribed to such term in Paragraph G of the Recitals.

                 "WAIVER EXTENSION" shall have the meaning ascribed to such term in Paragraph H of the Recitals.

                 SECTION 2        CONFIRMATION AND GRANT OF SECURITY INTEREST;
                                  --------------------------------------------
                                  COLLATERAL; EXCLUDED COLLATERAL.
                                  -------------------------------

                 (a) CONFIRMATION OF SECURITY INTEREST. The Grantor hereby ratifies and confirms that pursuant to the Existing Security Agreement, on the date thereof, the Grantor assigned and pledged to the Collateral Agent for its benefit and for the benefit of the Existing Lenders and to the Existing Lenders, and granted to the Collateral Agent for its benefit and for the ratable benefit of the Existing Lenders and to the Existing Lenders, a continuing security interest in and Lien upon all of the Collateral (as defined in the Existing Security Agreement). The parties hereto hereby ratify, reaffirm and restate such assignment, pledge and grant of security interest and Lien.

                 (b) GRANT OF SECURITY INTEREST; COLLATERAL. As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Grantor hereby grants to the Collateral Agent for the benefit of the Collateral Agent and each of the Co-Agents and for the ratable benefit of the Intercreditor Lenders a continuing security interest in, and Lien upon, all of the Grantor's right, title and interest in, to and under the following property, whether now existing or owned or hereafter existing, acquired or arising, and wherever located (all of which are herein referred to collectively as the "COLLATERAL"):

                 (i)         all Accounts and Accounts Receivable;

                 (ii)        all Chattel Paper;

                 (iii)       all Contracts;

                 (iv) all Deposit Accounts (other than the CXC Lockbox Accounts and the Non-Recourse Lockbox Accounts);

                 (v)         all Documents;

                 (vi)        all Equipment;

                 (vii)       all Fixtures;





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                 (viii)      all General Intangibles;

                 (ix)        all Instruments;

                 (x)         all Inventory;

                 (xi)        the Third Party Notes;

                 (xii) immediately upon the occurrence of any of the following events: (a) the Lien in favor of First Security Bank of Utah, National Association, as indenture trustee ("FSB") on the Aircraft and the Engines is released, or should be released by FSB,
         (b) the Aircraft or Engines are returned to or repossessed by the Grantor by way of substitution or replacement, as a result of expiration of the lease to which the Aircraft and the Engines are subject or otherwise, or (c) FSB no longer has any outstanding and unpaid amounts owing to FSB, the Aircraft, the Engines and all right, title and interest of the Grantor in and to any lease, rental agreement, charter agreement, or other agreement(s) respecting the Aircraft and/or any of the Engines, including, but not limited to, the Grantor's right to receive, either directly or indirectly, from any party or person, any rents or other payments due under such agreement(s);

                 (xiii) all right, title and interest of the Grantor in, to and under that certain Asset Acquisition Agreement dated as of May 31, 1994 by and among the Grantor, the Borrower and MRK, including, without limitation, all rights to any and all amounts due or to become due the Grantor and any all payments made to the Grantor thereunder and all proceeds of any of the above;

                 (xiv) all of the following: all Computer Hardware and Software, each and every item of property which is subject to a Lease, warehouse racks, fork lifts, store shelving, displays, cash registers, office and other machinery, vehicles, furniture, tools and spare parts, and all parts thereof and all additions, substitutions and replacements thereof wherever located, together with all components, equipment and accessories installed thereon or affixed thereto (collectively, all of the items in this CLAUSE (xiv), together with the Equipment, are hereinafter referred to as the COLLATERAL EQUIPMENT");

                 (xv) all of the following: all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials and work in process therefor, finished goods thereof, Computer Hardware and Software, materials used or consumed in the manufacture or production thereof, returned or repossessed goods and data processing, communications, computer, medical diagnostic and other capital





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         equipment and other goods leased by the Grantor, each and every item of property subject to a Lease, goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), goods that are returned to or repossessed by the Grantor, and all accessions thereto and products thereof and documents therefor (collectively, all of the items in this CLAUSE (xv), together with the Inventory, are hereinafter referred to as the COLLATERAL INVENTORY");

                 (xvi) all of the following: all tax refunds, corporate or other business records (including all records relating to Inventory, Accounts and Accounts Receivable), inventions, designs, blueprints, trade secrets, goodwill, licenses, franchises, customer lists, rights and claims against carriers and shippers and rights to indemnification, rights pursuant to warranties, guarantees and insurance policies, patents, copyrights, trademarks and trade names and other obligations owing to the Grantor of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and all rights now or hereafter existing in and to all security agreements, leases (including, but not limited to, each Lease) and other contract rights, Chattel Paper, instruments, General Intangibles or other obligations;

                 (xvii)      all of the following:

                             (A) all trademarks, trade names, corporate names, company names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, including, without limitation, those described in SCHEDULE IV hereto;

                             (B)  all renewals, reissues, continuations,
                 extensions or the like of any patents, copyrights, trademarks, service marks and like protection, including, without limitation, those obtained or permissible under past, present and future laws and statutes;

                             (C) all rights of action on account of past, present and future unauthorized use of any of said inventions, copyrights, trademarks or service marks and





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                 for infringement of said patents, copyrights, trademarks or service marks and like protection;

                             (D) the right to file and prosecute applications for patents, copyrights, and for registration of trademarks and service marks on any of said inventions, copyrights, trademarks, service marks or for similar intellectual property in the United States or any other country or place anywhere in the world;

                             (E) the entire goodwill of the businesses of the Grantor connected with and symbolized by the trademarks, service marks, trade names and the other general intangibles of the Grantor; and

                             (F) all of the Grantor's customer lists, trade secrets, corporate and other business records, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, descriptions, name plates, catalogs, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, and all other assets which uniquely reflect the goodwill of the businesses of the Grantor to which said General Intangibles relate;

                 (xviii)     all of the following:

                             (A) all deposit accounts of the Grantor (other than CXC Lockbox Accounts, the General Non-Recourse Lender Account, Non-Recourse Lockbox Accounts, Permitted Non-Recourse Bank Accounts and the Special Permitted Bank Accounts), each Lockbox Account, each Permitted Bank Account, each Mandatory Bank Account and each Collateral Lockbox Account, all cash, funds, monies and amounts required to be deposited, or deposited in, the Grantor's deposit accounts, each Collateral Lockbox Account, each Permitted Bank Account, or each Mandatory Bank Account and all certificates and instruments, if any, from time to time representing or evidencing the foregoing deposit accounts, each Collateral Lockbox Account, each Permitted Bank Account or each Mandatory Bank Account;

                             (B) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Account Collateral;

                             (C) all interest, dividends, cash, instruments and other property from time to time received, receivable




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                 or otherwise distributed in respect of or in exchange for
                 any or all of the then existing Account Collateral;

                             (D) all deposits of cash, funds or monies at any bank (other than deposits in the CXC Lockbox Accounts and the Non-Recourse Lockbox Accounts); and

                             (E) all cash, checks, drafts, chattel paper, notes and other instruments or writings for the payment of money received by the Grantor in respect of the property and interests in property described in this SECTION 2(b) and all investments from time to time made pursuant to SECTION 4 hereof (collectively, all of items in this clause (xviii) are hereinafter referred to as the "ACCOUNT COLLATERAL");

                 (xix)       all of the following:

                             (A) all shares (the "PLEDGED SHARES") of stock described in Part I of SCHEDULE V and issued by the corporations named therein and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                             (B)  all indebtedness (the "PLEDGED DEBT")
                 described in Part II of SCHEDULE V and issued by the obligors named therein and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                             (C) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such shares; and

                             (D) all additional indebtedness from time to time owed to the Grantor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness (collectively, all of the foregoing is hereinafter referred to as the "SECURITY COLLATERAL");

                 (xx) any item of the Grantor's property which ceases to be Excluded Collateral;





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                 (xxi)       all of Grantor's books and records (including,
         without limitation, all computerized books and records, all computer programs or other devices related thereto, printouts, computer discs, minute books, journals, ledgers, work papers, financial statements, orders, receipts, and any correspondence and other data relating to the Grantor's business or to any transactions the Grantor has entered into, no matter how or where such records may be maintained, generated or stored) as the foregoing relates to any of the property and interests in property described in thisSECTION 2(b); and

                 (xxii) all Proceeds of each of the foregoing property and interests in property, and all accessories to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

                 (c) EXCLUDED COLLATERAL. Notwithstanding anything contained herein to the contrary, and subject to the proviso at the end of this
SECTION 2(c), the term "COLLATERAL" shall not include any of the following (the "EXCLUDED COLLATERAL"):

                 (i) in the case of each Non-Recourse Debt transaction other than the CXC Transaction, all Transferred Lease Receivables, Transferred Leases and Lessee Collateral together with all of the Grantor's right, title and interest in the data processing, telecommunications, and other capital equipment leased by the Grantor as lessor which is subject to the Transferred Leases, and all Proceeds of the foregoing transferred to a Non-Recourse Lender as of the Agreement Date, and the following assets which become Transferred Lease Receivables, Transferred Leases or Lessee Collateral pursuant to the release procedures set forth in SECTION 6(c) hereof or which are transferred by the Grantor to a Non-Recourse Lender pursuant to the release procedures set forth in SECTION 6(c) hereof:

                             (A) Transferred Lease Receivables and Transferred Leases;

                             (B)  any Lessee Collateral;

                             (C)  all of the Grantor's right, title and
                 interest in the data processing, telecommunications, and other capital equipment leased by the Grantor as lessor which is subject to the Transferred Leases; and

                             (D)  all Proceeds of the Excluded Collateral
                 described in clauses (A) through (C) above; and

                 (ii) in the case of the CXC Transaction, all Transferred Assets and CXC Equipment Collateral as of the Agreement Date, together with all Collateral that becomes Transferred Assets and CXC Equipment Collateral pursuant to





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         the release procedures described in the CXC Intercreditor Agreement;

PROVIDED, HOWEVER, that with respect to each item which constitutes Excluded Collateral which is or should be released by the CXC Agent in accordance with the terms of the CXC Intercreditor Agreement (it being understood that none of the Excluded Collateral subject to the CXC Transaction immediately preceding the effective date of the CXC Restructured Facility shall cease to be Excluded Collateral as a result of the consummation of the CXC Restructured Facility), or which is returned to or repossessed by the Grantor by way of substitution, replacement, as a result of expiration of the Lease to which each such item is subject or otherwise, or with respect to which the applicable Non-Recourse Lender no longer has any outstanding and unpaid amounts owing to such Non-Recourse Lender, each such item shall, immediately upon the cessation of the applicable Non-Recourse Lender's interest therein, (x) cease to be Excluded Collateral and (y) automatically be Collateral for all purposes hereunder.


                 SECTION 3   THE GRANTOR TO REMAIN LIABLE.
                             -----------------------------

         Notwithstanding anything contained herein to the contrary, (a) the Grantor shall remain liable under each of the Contracts and agreements included in the Collateral to observe and perform all of its duties and obligations thereunder and the Grantor shall perform all of its duties and obligations thereunder, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any of the Contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor any Intercreditor Lender shall have any obligation or liability under the Contracts and agreements included in the Collateral by reason of this Agreement or the granting to the Collateral Agent of any Lien or the receipt by the Collateral Agent of any payment relating to any contract or agreement included in the Collateral. Neither the Collateral Agent nor any Intercreditor Lender shall be obligated in any manner to perform or fulfill any of the obligations or duties of the Grantor under any of the Contracts or agreements included in the Collateral, to make any payment thereunder or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or the sufficiency of any performance by any party to such Contracts or agreements, or to take any action to collect or enforce any performance or the payment of any amounts or any claim for payment which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled at any time or times.





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         SECTION 4           BANK ACCOUNTS.
                             -------------

                 (a) TYPES OF BANK ACCOUNTS. Until all Obligations have been paid and performed in full, the Grantor shall establish and maintain only Collateral Lockbox Accounts, Mandatory Bank Accounts, Permitted Bank Accounts, Permitted Non-Recourse Bank Accounts and Special Permitted Bank Accounts and the General Non-Recourse Lender Account.

                 (b) COLLATERAL LOCKBOXES AND COLLATERAL LOCKBOX ACCOUNTS. The Grantor shall establish and maintain Collateral Lockboxes and Collateral Lockbox Accounts at one or more Collateral Lockbox Banks designated by the Collateral Agent from time to time, into which the Grantor shall forthwith, upon receipt, transmit and deliver for deposit in a Collateral Lockbox Account, in the form received, all cash, checks, drafts, Chattel Paper and other Instruments or writings for the payment of money (other than any items which constitute Excluded Collateral), properly endorsed, where required, so that such items may be collected by the Collateral Agent, which may be received by the Grantor at any time. The Grantor shall have no right to withdraw any funds deposited in the Collateral Lockbox Accounts. Except as otherwise provided below in this paragraph, the Collateral Agent shall apply, or cause to be applied, all or any of the then balance, representing collected funds, in each of the Collateral Lockbox Accounts, toward payment of the Obligations, whether or not then due, in such amounts and in such order of application as set forth in the Intercreditor Agreement; PROVIDED, HOWEVER, that for the time period commencing on the date of this Agreement and ending on a date ninety (90) days thereafter, the Collateral Agent shall apply, or cause to be applied on a daily basis, all or any of the then balance representing collected funds in each of the Collateral Lockbox Accounts, other than (i) funds which satisfy the requirements set forth in SECTION 6 hereof and which are funds identified as Non-Recourse Lender Funds or CXC Funds pursuant to a Notice to Release Non-Recourse Lender Funds or Notice to Release CXC Funds, plus (ii) an amount equal to the lesser of (A) $3,000,000, (B) an amount equal to the sum of: (I) Unidentified Checks held in a Collateral Lockbox Account for less than seventeen (17) Business Days after receipt of each such Unidentified Check by the Grantor or the Collateral Agent, as applicable and
(II) funds which have not been identified as CXC Funds or Non-Recourse Lender Funds as described above and which have been held in a Collateral Lockbox Account for seven (7) Business Days or less, and (C) an amount identified by the Grantor as funds not to be applied. The Collateral Agent is authorized to endorse, in the name of the Grantor, any item, however received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral. Except as otherwise set forth below in paragraph (d) of this Section, any such items which constitute Collateral which may be received by the Grantor shall not be commingled with any other funds or property, but will be held in express trust for the benefit of the Collateral Agent separate and apart from the Grantor's own funds or property until





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delivery is made to the Collateral Agent.  The Collateral Agent is hereby entitled to notify each financial institution at which any of the Grantor's Collateral Lockbox Accounts, Mandatory Bank Accounts, Permitted Bank Accounts, or deposit accounts are located and on which the Collateral Agent has a Lien, to immediately remit the balance in such accounts to the Collateral Agent to be deposited in a Collateral Lockbox Account as directed by the Collateral Agent.

         (i) The Collateral Agent may invest or reinvest, or cause to be invested or reinvested, to the extent practicable, monies on deposit in any or all Collateral Lockbox Accounts in a Cash Equivalent Investment.

         (ii) The Collateral Agent shall have no liability for any loss of principal or failure to achieve any minimum return, absent gross negligence or willful misconduct on the part of the Collateral Agent. Any interest or other income earned on amounts in any Collateral Lockbox Account shall be held by the Collateral Agent as Collateral to secure the Obligations, including without limitation, the Grantor's Obligations and shall be applied in accordance with SECTION 4(b) hereof. Income tax on all interest earned on amounts in the Collateral Lockbox Account shall be payable solely by the Grantor.

                 (c) LOCATION OF MANDATORY BANK ACCOUNTS. Each Mandatory Bank Account shall be maintained with an Intercreditor Lender.

                 (d) NON-RECOURSE DEBT TRANSITION. For the time period commencing on the Agreement Date and ending on a date ninety (90) days thereafter, funds representing Excluded Collateral may be remitted to the Collateral Lockboxes and Collateral Lockbox Accounts. The Grantor hereby agrees to deliver to the Collateral Agent, no less frequently than once a day, a written certification duly executed by the Grantor setting forth the dollar amount of funds representing Excluded Collateral received in each of the Collateral Lockboxes and each of the Collateral Lockbox Accounts for the time period specified and identifying the applicable Non-Recourse Lender(s) entitled to receive such funds and the amount due each such Non-Recourse Lender. The Grantor agrees to effectuate a transition to the CXC Lockboxes, CXC Lockbox Accounts, the Non-Recourse Lockboxes, and the Non-Recourse Lockbox Accounts as described in SECTION 6 below to be completed no later than a date which is ninety (90) days after the Agreement Date.

                 (e) COLLATERAL AGENT POWERS. The Grantor hereby transfers to the Collateral Agent the exclusive dominion and control of each of the Collateral Lockbox Accounts and all funds from time to time therein.

                 (f)         BANK ACCOUNTS; COLLATERAL LOCKBOX ACCOUNT LETTERS.
With respect to each Mandatory Bank Account and each Permitted Bank





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
Account in existence on the Agreement Date, other than those listed on SCHEDULES I AND II attached hereto, the Grantor has taken and has caused to be taken, all actions necessary or as requested by the Collateral Agent to create and maintain in each such account a first priority perfected Lien in favor of the Collateral Agent and the Grantor has executed and delivered or will execute and deliver to the Collateral Agent no later than five (5) Business Days after the Agreement Date a duly executed Sweep Agreement with respect to each such Mandatory Bank Account and Permitted Bank Account. With respect to each Mandatory Bank Account and Permitted Bank Account listed on SCHEDULES I AND II attached hereto, the Grantor has taken and has caused to be taken, all actions necessary or as requested by the Collateral Agent to create and maintain in each such account a first priority Lien in favor of the Collateral Agent and the Grantor has executed and delivered or will execute and deliver to the Collateral Agent no later than five (5) Business Days after the Agreement Date a duly executed Sweep Agreement with respect to each such Mandatory Bank Account and Permitted Bank Account. With respect to each and every other Mandatory Bank Account, the Grantor agrees to take, and cause to be taken, all actions necessary or as requested by the Collateral Agent to create and maintain in each such Mandatory Bank Account a first priority perfected Lien in favor of the Collateral Agent and to execute and deliver to the Collateral Agent a duly executed Sweep Agreement with respect to each such account prior to the creation of each such account. With respect to each Collateral Lockbox Account in existence on the Agreement Date maintained at a financial institution other than the Collateral Agent, the Grantor has delivered to the Collateral Agent duly executed Collateral Lockbox Account Letters in the form of EXHIBIT I attached hereto (the "COLLATERAL LOCKBOX ACCOUNT LETTERS"). The Grantor agrees to execute and deliver, and cause to be executed and delivered, such additional Collateral Lockbox Account Letters as the Collateral Agent may request.

                 (g) ACCOUNT DEBTORS. The Grantor has instructed each and every existing Account Debtor, and hereby agrees to, at the Grantor's expense, immediately instruct each new Account Debtor, to make all payments due or to become due, or to continue to make all payments due or to become due, as the case may be, subject to the terms and conditions hereof, to the Collateral Lockboxes for deposit in the Collateral Lockbox Accounts.

                 (h) AUTHORIZATION. The Grantor hereby authorizes the Collateral Agent to notify each Collateral Lockbox Bank of the Collateral Agent's exclusive control of and dominion over the Collateral Lockbox Accounts maintained at such Collateral Lockbox Bank and the Grantor agrees to execute and deliver from time to time to the Collateral Lockbox Banks such documents, agreements and writings as the Collateral Agent may reasonably request including, without limitation, Collateral Lockbox Account Letters.

                 (i) BANK ACCOUNTS. Attached hereto as SCHEDULE VI is a true, complete, correct and accurate listing of each of the





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Grantor's Lockboxes, Lockbox Accounts, Mandatory Bank Accounts, Permitted Bank
Accounts, Permitted Non-Recourse Bank Accounts, Deposit Accounts, deposit accounts, CXC Lockboxes, CXC Lockbox Accounts, Non-Recourse Lockbox Accounts, Collateral Lockboxes, Collateral Lockbox Accounts, Special Permitted Bank Accounts and other deposit accounts and other accounts existing as of the Agreement Date.

         SECTION 5           [INTENTIONALLY OMITTED].
                             -----------------------

         SECTION 6           NON-RECOURSE FINANCING.
                             ----------------------

                 (a) CXC ACCOUNTS AND FUNDS. With respect to the CXC Transaction, the Grantor hereby agrees to continue to make or redirect, as the case may be, within ninety (90) days after the Agreement Date, all payments due from Obligors of the Transferred Lease Receivables to new Lockboxes and Lockbox Accounts thereby creating CXC Lockboxes and CXC Lockbox Accounts for the benefit of the CXC Agent and CXC. In the event that the Collateral Agent receives a written notice and certification in the form of EXHIBIT II attached hereto ("NOTICE TO RELEASE CXC FUNDS") duly executed by an Authorized Signatory stating, among other things, that the Collateral Agent previously received monies or monies were deposited into the Collateral Lockbox Account which constitute Collections (as defined in the CXC Intercreditor Agreement) or proceeds of any Transferred Lease Receivable, Related Security (as defined in the CXC Intercreditor Agreement) or CXC Equipment Collateral with respect thereto, and provided that such monies constitute collected funds (collectively, "CXC Funds"), which are either (i) held in a Collateral Lockbox Account, or (ii) funds previously applied in reduction of the Obligations and to the extent that new funds were not subsequently advanced to the Grantor, the Collateral Agent shall promptly deliver such monies (A) prior to the occurrence of an Event of Default, to the Grantor for delivery to the CXC Agent by depositing such monies into the General Non-Recourse Lender Account, and (B) after the occurrence of an Event of Default which has not been waived in accordance with the terms of the Intercreditor Agreement, to the CXC Agent.

                 (b) OTHER NON-RECOURSE ACCOUNTS AND FUNDS. With respect to all other Non-Recourse Debt, the Grantor hereby agrees to continue to make or redirect, as the case may be, all payments due from Non-Recourse Obligors of the Transferred Lease Receivables to existing or new, as the case may be, Lockboxes and Lockbox Accounts (to be established within ninety (90) days after the Agreement Date) which, in either case, shall constitute Non-Recourse Lockboxes and Non-Recourse Lockbox Accounts for the benefit of the Non-Recourse Lenders (other than CXC). In the event that the Collateral Agent receives a written notice and certification in the form of EXHIBIT III attached hereto ("NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS") duly executed by an Authorized Signatory stating, among other things, that the Collateral Agent previously received monies or monies were





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deposited into the Collateral Lockbox Account which constitute Excluded
Collateral, and provided that such monies constitute collected funds (collectively, "Non-Recourse Lender Funds"), which are either (i) held in a Collateral Lockbox Account, or (ii) funds previously applied in reduction of the Obligations and to the extent that new funds were not subsequently advanced to the Grantor, the Collateral Agent shall promptly deliver such monies (A) prior to the occurrence of an Event of Default, to the Grantor for delivery to the appropriate Non-Recourse Lender by depositing such monies into the General Non-Recourse Lender Account, and (B) after the occurrence of an Event of Default which has not been waived in accordance with the terms of the Intercreditor Agreement, to the applicable Non-Recourse Lender.

 (c)         NOTICE AND RELEASE OF COLLATERAL FOR NON-RECOURSE DEBT TRANSACTION.

                 (i) In the ordinary course of its business, the Grantor and LDI Funding may carry-out the CXC Transaction and may otherwise sell and/or finance Leases and related Collateral and, in connection therewith, incur Non-Recourse Debt. At least one Business Day prior to the proposed sale or financing, the Grantor shall provide to the Collateral Agent a written notice in the form of EXHIBIT IV attached hereto ("NOTICE OF NON-RECOURSE FINANCING"), duly executed by an Authorized Signatory, of any proposed sale or financing of Leases and related Collateral and the incurrence of Non-Recourse Debt.

                 (ii) The Grantor may request that the Collateral Agent release or subordinate its Lien on that portion of the Collateral which is the subject of the proposed Non-Recourse Debt transaction (other than pursuant to the CXC Transaction) by submitting to the Collateral Agent a release in the form ofEXHIBIT V attached hereto ("NON-RECOURSE DEBT RELEASE") duly executed by an Authorized Signatory, or a subordination agreement in the form ofEXHIBIT VII, attached hereto ("SUBORDINATION AGREEMENT"), duly executed by an Authorized Signatory, as applicable.

                 (iii) Subject to the terms and conditions of the Intercreditor Agreement, upon receipt of such Notice of Non-Recourse Financing and such Non-Recourse Debt Release, CXC Release or Subordination Agreement, as the case may be, the Collateral Agent shall forthwith execute and deliver to the Grantor such Non-Recourse Debt Release or Subordination Agreement, as applicable, unless, after the occurrence of an Event of Default, the Required Lenders and, if required pursuant to the terms of the Intercreditor Agreement, each Affected Subject Lender (as defined in the Intercreditor Agreement) have directed otherwise. The Non-Recourse Debt Release, or Subordination Agreement, as the case may be, will become effective only upon consummation of the proposed Non-





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         Recourse Debt Transaction described in the applicable Notice of
         Non-Recourse Financing, and receipt by the Collateral Agent of the full proceeds of such other Non-Recourse Debt transaction minus the amount specified by the Grantor in the Notice of Non-Recourse Financing to be paid to third parties. Upon the effectiveness of the Non-Recourse Debt Release the Collateral which is described therein shall, for all purposes hereof, cease to be Collateral and will be deemed to be Excluded Collateral.

                 (iv) Subject to the terms and conditions of the Intercreditor Agreement, the Collateral Agent shall release its Lien on Collateral in connection wit the CXC Transaction in accordance with the terms and procedures of Section 3 of the CXC Intercreditor Agreement and, upon such release, such Collateral shall, for all purposes hereof, cease to be Collateral and will constitute Excluded Collateral.

                 (v) Except as otherwise specifically provided in this Section 6, the Collateral Agent shall not release or subordinate its Lien on any Collateral unless specifically authorized and directed by the Required Lenders and, if required pursuant to the terms of the Intercreditor Agreement, the Affected Subject Lenders (as defined in the Intercreditor Agreement).

         SECTION 7           MARKING AND DELIVERY OF COLLATERAL.
                             ----------------------------------

                 (a) MARKING OF COLLATERAL. The Grantor shall: (i) promptly mark conspicuously each document included in the Inventory and each item of Chattel Paper and each Contract and each of its records pertaining to the Collateral with the following legend: "This writing and the obligations evidenced or secured hereby are subject to a first priority security interest of Continental Bank, as the Collateral Agent" (or an abbreviation thereof satisfactory to the Collateral Agent), and (ii) ensure that each item of Chattel Paper is evidenced by one and only one, if any, executed original document.

                 (b) UPON EVENT OF DEFAULT. Following the occurrence of any Event of Default, upon the request of the Collateral Agent, all certificates and Chattel Paper (including, without limitation, all instruments, contracts, documents and agreements executed or delivered in connection therewith, including, without limitation, all equipment schedules, certificates of title, financing statements, insurance certificates, bills of sale, collateral assignments of leases, purchase agreement assignments and mortgagee/landlord waivers) representing or evidencing any of the Collateral, shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and the Collateral





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
Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 8           REPRESENTATIONS AND WARRANTIES.
                             ------------------------------

         The Grantor represents and warrants to the Collateral Agent as follows:

                 (a)         LOCATION OF BUSINESS AND COLLATERAL.

                 (i) The Grantor's principal place of business and chief executive office is located at 1375 East Ninth Street, Cleveland, Ohio 44114. The Grantor's books and records are located, at 30033 Clemens Road, Westlake, Ohio 44145. The Grantor's principal place of business and its books and records will be moved, effective on or about August 31, 1994, to 4770 Hinckley Industrial Parkway, Cleveland, Ohio 44109. As of the Agreement Date, each of the Grantor's offices, warehouses (whether owned or leased) and each other of the Grantor's locations are identified on SCHEDULE VII attached hereto. Except for the transfer to the Hinckley facility, the Grantor will not change such principal place of business, chief executive office or the location of its books and records relating to the Collateral. In no event shall the books and records relating to the Collateral be relocated to anywhere outside the continental United States. In addition to its actual name, the Grantor also uses the following trade names: Leasing Dynamics and Sea-Tech. After the Agreement Date, Grantor will not do business under any other trade name, unless it has given twenty (20) days' prior written notice thereof to the Collateral Agent and taken such action as is necessary and as is reasonably requested by the Collateral Agent or any Intercreditor Lender to cause the Lien of the Collateral Agent in the Collateral to continue to be perfected.

                 (ii) All of the Collateral Equipment and Collateral Inventory are located at the places specified on SCHEDULE VIII (as updated in accordance with SECTION 10(D) hereof). For the time period commencing on the date of this Agreement and ending on the date of the move to the Hinckley facility referred to in clause (i) above, but in any event, no later than October 15, 1994, the office where the Grantor keeps its records concerning the Accounts, Accounts Receivable and all Chattel Paper that evidences Collateral, is located at 30033 Clemens Road, Westlake, Ohio 44145. Thereafter, the office where the Grantor keeps its records concerning the Accounts, Accounts Receivable and all Chattel Paper that evidences





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         Collateral, will be located at 4770 Hinckley Industrial Parkway,
         Cleveland, Ohio 44109. No Account in excess of One Thousand Dollars ($1,000) or in the aggregate amount of Fifty Thousand Dollars ($50,000) and no Account Receivable in excess of One Thousand Dollars ($1,000) or in the aggregate amount of Fifty Thousand Dollars ($50,000) is evidenced by a promissory note or other instrument which has not been delivered to the Collateral Agent in accordance with
         SECTION 9(b) hereof.

                 (b) PLEDGED SHARES. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding capital stock of each issuer thereof, and there are no warrants, options or other rights to acquire any of the capital stock of any issuer of Pledged Shares. The Pledged Debt has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

                 (c) OWNERSHIP/TITLE TO COLLATERAL. The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, security interest, option, charge or encumbrance except for Permitted Liens and the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement or as permitted under the Amended and Restated Credit Agreement. The Grantor owns each of the patents, trademarks, copyrights, licenses and other intellectual property included in the Collateral.

                 (d) POSSESSION. The Grantor has exclusive possession and control of the Collateral Equipment and Collateral Inventory owned by it other than Collateral Inventory subject to a Lease entered into in the ordinary course of business, naming the Grantor as lessor, Collateral Inventory in transit and Collateral Inventory shipped directly to the Grantor's vendees or lessees by the Grantor's vendors in the ordinary course of the Grantor's business.

                 (e) COLLATERAL. The pledge and delivery of the Pledged Shares and Pledged Debt pursuant to this Agreement creates a valid, continuing, and perfected first priority Lien upon the Security Collateral in favor of the Collateral Agent. This Agreement creates and maintains a valid and continuing Lien upon the Collateral in favor of the Collateral Agent which is, except for those accounts and deposit accounts set forth on SCHEDULES I AND II, a perfected Lien and which is, except as set forth on SCHEDULE XII which the Grantor agrees to deliver no later than five (5) Business Days after the Agreement Date to be attached hereto, a first priority Lien. Appropriate financing statements have been filed in all jurisdictions necessary to create and maintain a first priority Lien which is, except for those accounts and deposit





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                                      -32-
accounts set forth on SCHEDULES I AND II, a perfected security interest and Lien.

                 (f) APPROVAL; CONSENTS. No authorization, approval or other action by, and no notice to or filing with (other than the filings and deliveries referred to in this Agreement) any governmental authority or regulatory body is required for the (i) creation or perfection by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral, pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

                 (g) ACCOUNTS, ACCOUNTS RECEIVABLES AND GENERAL INTANGIBLES. With respect to each of the Accounts, the Accounts Receivable and the General Intangibles, and the Documents evidencing the underlying obligations, the Collateral Agent may rely on all statements or representations made by the Grantor on or with respect to any schedule of accounts furnished to the Collateral Agent by the Grantor and, unless otherwise indicated in writing by the Grantor, that:

                 (i) They are genuine, are in all material respects what they purport to be, are not evidenced by a judgment and are evidenced by one and only one, if any, executed original Instrument, which has been delivered to the Collateral Agent;

                 (ii) Except for disputes in the ordinary course of business, they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto;

                 (iii) The face amounts shown on any such schedule of accounts provided to the Collateral Agent and all invoices and statements delivered to the Collateral Agent with respect to any Account, Account Receivable and the General Intangibles are actually and absolutely owing to the Grantor and are not contingent for any reason, except for disputes and non-material errors arising in the ordinary course of business;

                 (iv) To the best of the Grantor's knowledge, there are no set-offs, counterclaims or disputes existing or asserted with respect thereto and the Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances allowed by the Grantor in the ordinary course of its business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face amount of the invoices to which such discounts or allowances relate;





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                 (v)         To the best of the Grantor's knowledge, there are
         no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the invoice face amount shown on any schedule of Accounts, Accounts Receivable and General Intangibles furnished to the Collateral Agent and on all contracts, invoices and statements delivered to the Collateral Agent with respect thereto;

                 (vi) Such Accounts, Accounts Receivable and the General Intangibles are not subject to any Lien, except those of the Collateral Agent and Permitted Liens;

                 (vii) The Collateral giving rise to the Accounts, Accounts Receivable and the General Intangibles is not, and was not at the time of the sale thereof, subject to any Lien or claim, except the Lien of the Collateral Agent and Permitted Liens;

                 (viii) To the best of the Grantor's knowledge, there is no fact or circumstances which would impair the validity or collectability of any Account or any Account Receivable;

                 (ix) To the best of the Grantor's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any materially adverse effect upon the Grantor; and

                 (x) No Collateral is under consignment to or from any person.

                 (h) AUTHORIZATION; ENFORCEABILITY. This Agreement, the Intercreditor Agreement and each of the Debt Documents to which the Grantor is a party, when executed and delivered, will constitute the legal, valid and binding obligations of the Grantor, enforceable against the Grantor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency or any other similar laws of general application affecting enforcement of creditors rights or by general principles of equity limiting the availability of equitable remedies.

                 (i) SOLVENCY. The Grantor is now, and after consummation of the transactions contemplated by this Agreement, the Intercreditor Agreement and each Debt Document (i) will be solvent and able to pay its debts as they mature; (ii) will be the owner of assets the fair saleable value of which is greater than the amount necessary to repay the obligations thereunder, and (iii) will have capital which is not unreasonably small in relation to its business. The Grantor is not insolvent (as that term is defined in the Bankruptcy Code) and will not be rendered insolvent by the execution, delivery or performance of this Agreement or, the other Debt Documents, or the consummation of the transactions contemplated hereby and thereby. The Grantor has not made a





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general assignment for the benefit of its creditors.  No proceeding has been instituted by or against the Grantor alleging that the Grantor is insolvent or unable to pay its debts as they mature. The Grantor does not presently contemplate the commencement of a general assignment for the benefit of creditors nor the filing of any proceeding under any provisions of the Bankruptcy Code.

                 (j) LEASES. Attached hereto as SCHEDULE IX, is a true, correct, complete and accurate list of each of the Leases and all Chattel Paper subject to the Collateral Agent's Lien (collectively, each Lease and all Chattel Paper subject to the Collateral Agent's Lien, "LEASE COLLATERAL") in effect as of the Agreement Date, each of which is in full force and effect.
The Grantor shall promptly notify the Collateral Agent if it believes or has been notified by any person that any Lease Collateral is no longer in full force and effect, except for the expiration or termination of a Lease in accordance with its stated terms. With respect to the Lease Collateral in existence from time to time: (i) each item of Lease Collateral is valid, enforceable in accordance with its terms and in full force and effect; (ii) the Grantor is the sole holder of the rights and interests ascribed to the Grantor under each item of Lease Collateral and has full power and authority to assign, transfer and set over the same and to grant to and confer upon the Collateral Agent the rights, interests, powers and authorities granted and conferred under this Agreement to the Collateral Agent; (iii) the Grantor has observed and performed all covenants and obligations under each item of Lease Collateral, required to be performed by the Grantor and the Grantor shall observe and perform all of the covenants under each item of Lease Collateral; (iv) all representations and warranties of the Grantor contained in each item of Lease Collateral are true, complete, correct and accurate in all material respects;
(v) the Grantor has no knowledge of any facts which impair the validity or enforceability of any item of Lease Collateral; (vi) the Grantor will not modify, waive or amend in a manner adverse to the Grantor, nor consent to such modification, waiver or amendment of, any item of Lease Collateral, without the Collateral Agent's prior written consent; and (vii) each item of Lease Collateral originated by the Grantor is not and does not have the potential of being, subject to any offset, counterclaim or other defense on the part of the applicable lessee or to any claim on the part of such lessee denying liability thereunder in whole or in part: with respect to each item of Lease Collateral not originated by the Grantor, the Grantor agrees to use its best efforts to ensure that each item of Lease Collateral is not, and does not have the potential of being, subject to any offset, counterclaim or other defense on the part of the applicable lessee or to any claim on the part of such lessee denying liability thereunder in whole or in part.

                 (k)         INVENTORY.  With respect to the Collateral
Inventory:





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                 (i)         Each item of Inventory is classified as Inventory
         under the UCC;

                 (ii) Each item of Collateral Inventory certified by the Grantor in any Borrowing Base Certificate (as such term is defined in the Amended and Restated Credit Agreement) was either new when purchased or acquired by the Grantor or is designated as used equipment in the Borrowing Base Certificate; and

                 (iii) Except for necessary repairs and servicing, each item of Collateral Inventory which is not leased is located only at the location for such item of Inventory set forth herein.

                 (l)         THIRD PARTY NOTES.  Each of the Third Party Notes
(i) constitutes the valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, and (ii) has not been modified or amended. The Grantor has no knowledge of any facts which would impair the validity or enforceability of any of the Third Party Notes. As of the date hereof, there remains owing under the Picker Note and the MRK Secured Note, the sum of $3,500,000 and $2,000,000, respectively, in principal, plus accrued and accruing interest.

         SECTION 9           GENERAL COVENANTS REGARDING COLLATERAL.
                             --------------------------------------

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a) FINANCING STATEMENTS, ETC.. Concurrently with the execution and delivery of this Agreement, and from time to time thereafter promptly following the request of the Collateral Agent, the Grantor shall take any and all actions necessary and as reasonably requested by the Collateral Agent or any of the Intercreditor Lenders to maintain the first priority perfected security interest and Lien on the Collateral in favor of the Collateral Agent, including, without limitation, recording, registering and filing this Agreement and all necessary and/or requested notices, financing statements and/or other documents or instruments with the FAA in Oklahoma City, Oklahoma, United States of America, and the Grantor agrees to execute and deliver to the Collateral Agent such documents as may be necessary to perfect and maintain perfected the Collateral Agent's first priority continuing security interest in and Lien thereon and on the Collateral. The Grantor will join with the Collateral Agent in the execution and filing of such financing statement or statements and the like, in the form and content reasonably required by the Collateral Agent. The Grantor will execute and file in the appropriate jurisdictions such financing statements and other documents necessary and as reasonably requested by the Collateral Agent or any Intercreditor Lender to create and maintain the Grantor's first priority





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perfected security interest in and Lien on all property subject to a Lease.
The Grantor will pay all costs of filing any financing, continuation or termination statements, or other filings with respect to the Liens created by this Agreement, together with all costs and expenses of any Lien search reasonably required by the Collateral Agent during the term hereof.

                 (b) FURTHER ASSURANCES. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, using its reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Lease or Contract held by the Grantor or in which the Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens granted hereby, transferring Collateral to the Collateral Agent's possession (if a Lien in such Collateral can be perfected by possession), and complying with or remaining subject to the Geneva Convention, the laws and regulations of the FAA, or the laws and regulations of any of the various states or countries in which the Aircraft is or may fly over, operate in, or become located in. The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law.

                 (c) STATEMENTS AND SCHEDULES. The Grantor will furnish to the Collateral Agent from time to time statements, schedules and any other information further identifying and describing the Collateral and such reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                 (d) COMPLIANCE WITH LAWS. The Grantor will neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral. The Grantor will comply with, or cause to be complied with, at all times and in all material respects, all statutes, laws, ordinances and regulations of the United States (including, without limitation, the FAA), the State of Ohio, and of all other governmental, regulatory, or judicial bodies applicable to the use, operation, maintenance, overhauling, or condition of the Collateral, or any part thereof, and with all requirements under any licenses, permits, or certificates relating to the use or operation of the Collateral which are issued to the Grantor or to any other person having operational control of the Collateral; PROVIDED, HOWEVER, that the Grantor may, in good faith and by appropriate legal or other proceedings, contest the validity of any





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such statutes, laws, ordinances or regulations, or the requirements of any such licenses, permits, or certificates, and pending the determination of such contest may postpone compliance therewith, unless the rights of the Collateral Agent hereunder are or may be materially adversely affected thereby.

                 Without limiting the generality of the foregoing, the Grantor agrees that at no time during the effectiveness of this Agreement shall the Aircraft be operated in, located in, or relocated to, by the Grantor or any other person or entity, any jurisdiction unless the Geneva Convention, together with the necessary enacting rules and regulations therefor (or some like treaty and regulations satisfactory to the Collateral Agent and the Required Lenders) shall be in effect in such jurisdiction and any notices, financing statements, documents, or instruments necessary or required, in the opinion of counsel for the Collateral Agent, to be filed in such jurisdiction shall have been filed and file stamped copies thereof shall have been furnished to the Collateral Agent. The foregoing authority to use the Aircraft to the contrary notwithstanding, at no time shall the Aircraft be operated in or over any area which may expose the Collateral Agent to any penalty, fine, sanction or other liability, whether civil or criminal, under any applicable law, rule, treaty or convention, nor may the Aircraft be used in any manner which is or is declared to be illegal and which may thereby render the Aircraft liable to confiscation, seizure, detention or destruction.

                 (e) IDENTIFICATION OF LEASES AND CHATTEL PAPER. The Grantor shall deliver to the Collateral Agent a revised SCHEDULE IX (i) prior to the occurrence of an Event of Default, on or prior to the tenth (10th) day of each calendar month, and (ii) following the occurrence of an Event of Default, as requested by the Collateral Agent or any Intercreditor Lender but no less frequently than once a month, on or prior to the tenth (10th) Business Day of each calendar month. The failure of the Grantor to execute and deliver such schedule shall not affect or limit the Collateral Agent's Lien or other rights in and to the Lease Collateral.

         SECTION 10          COVENANTS REGARDING COLLATERAL EQUIPMENT
                             ----------------------------------------
                             AND COLLATERAL INVENTORY.
                             ------------------------

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a) LOCATION OF COLLATERAL EQUIPMENT. The Grantor shall keep the Collateral Equipment at the places specified in SECTION 8(a) hereof and keep the Collateral Inventory at the places specified in such
SECTION 8(a) and SECTION 10(d) hereof or, with respect to Collateral Equipment, upon thirty (30) days' prior written notice to the Collateral Agent, at such other places in a jurisdiction in which all action required by SECTION 9 hereof shall have been taken with respect to the Collateral Equipment.





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                 (b)         MAINTENANCE OF COLLATERAL EQUIPMENT AND COLLATERAL
INVENTORY. The Grantor shall cause each item of the Collateral Equipment and Collateral Inventory to be maintained and preserved or cause the lessee thereof to maintain and preserve the Collateral Equipment in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall, (i) make or cause to be made all repairs, replacements, and other improvements thereto that are necessary or desirable to such end only by qualified personnel who are trained in the repair and maintenance of such item, and (ii) deliver any and all proceeds, subject to the terms of the lease, received in the case of any loss or damage to the Collateral Agent (who shall deposit the same in a Collateral Lockbox Account). In addition to the provisions set forth in SECTION 11 hereof, upon the request of the Collateral Agent, the Grantor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Collateral Equipment.

                 (c) PAYMENT OF TAXES. The Grantor shall pay promptly when due or cause the lessee to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral Equipment and Collateral Inventory, except to the extent the validity thereof is being contested in good faith as permitted pursuant to the Credit Agreements.

                 (d) LOCATION OF COLLATERAL INVENTORY. The Grantor shall update SCHEDULE VIII of this Agreement with a written schedule describing the location of all Collateral Inventory (i) prior to the occurrence of an Event of Default, on or prior to the tenth (10th) day of each calendar month, and (ii) following the occurrence of an Event of Default, as requested by the Collateral Agent or any Intercreditor Lender but no less frequently than once a month, on or prior to the tenth (10th) Business Day of each calendar month.
The failure of the Grantor to execute and deliver such schedule shall not affect or limit the Collateral Agent's security interest or Lien or other rights in and to the Collateral Inventory.

         SECTION 11          COVENANTS REGARDING INSURANCE.
                             -----------------------------

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a) MAINTENANCE OF INSURANCE. The Grantor shall, at its own expense, maintain insurance, or cause any lessee to insure, with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent and the Required Lenders from time to time. Each such policy shall in addition (i) name the Collateral Agent as an additional insured party and loss payee thereunder (without any





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representation or warranty by or obligation upon the Collateral Agent) pursuant to certificates in form and substance satisfactory to the Required Lenders,
(ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, (iv) with respect to insurance maintained by the Grantor, provide that at least thirty (30) days' prior written notice of any proposed termination, cancellation, lapse or nonrenewal shall be given to the Collateral Agent by the insurer, and (v) with respect to insurance maintained by a lessee of the Grantor, the Grantor shall use its best efforts to comply with the preceding clause (iv). The Grantor shall deliver to the Collateral Agent original or duplicate policies of such insurance and certificates of insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor shall deliver to the Collateral Agent from time to time, as the Collateral Agent may reasonably request, schedules setting forth all insurance maintained by the Grantor then in effect.

                 (b) GRANTOR TO TAKE REQUIRED ACTION. The Grantor shall, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of the insurance policies described in paragraph (a) in order to comply with the requirements of SECTION 9 above and shall cause the insurer(s) to acknowledge notice of such assignment. The Grantor shall take all such action as the insurer(s) providing such insurance shall require if the failure to do so would cause the insurance policy(ies) to be cancelled or the coverage thereunder adversely modified.

                 (c) NOTICE OF CLAIMS. The Grantor shall notify the Collateral Agent of any single Collateral Insurance Claim known or which should have been known to the Grantor which exceeds One Hundred Thousand Dollars ($100,000) or any Collateral Insurance Claims known or which should have been known to the Grantor which, in the aggregate, exceed Two Hundred Fifty Thousand Dollars ($250,000) in any one (1) calendar year.

                 (d) DEPOSIT OF PROCEEDS. All amounts paid with respect to any Collateral Insurance Claim shall be deemed to constitute Proceeds and shall be deposited only in the Collateral Lockbox Accounts. In the event that the applicable lease agreement requires that amounts paid with respect to Collateral Insurance Claims be used to purchase replacement Collateral Equipment, upon the request of the Grantor and receipt by the Collateral Agent of evidence satisfactory to the Collateral Agent that such purchase is so required, the Collateral Agent, prior to the occurrence of an Event of Default, may release such Proceeds in order to purchase such replacement Collateral Equipment.





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                 (e)         SETTLEMENT OF CLAIMS AND RELEASE OF PROCEEDS.  At
any time prior to the occurrence or existence of an Event of Default, the Grantor shall have the right to negotiate and settle only those Collateral Insurance Claims less than Two Hundred Fifty Thousand Dollars ($250,000); with respect to all other Collateral Insurance Claims and at any time from and after the occurrence or existence of an Event of Default, the Collateral Agent shall have full right and power (pursuant to the power of attorney contained herein) to negotiate, settle and compromise any Collateral Insurance Claim, at the direction of the Required Lenders. Except as set forth in clause (d) above, all policy proceeds paid by the insurer(s) relating to any such Collateral Insurance Claim shall be deposited into a Collateral Lockbox Account.

                 (f) AIRCRAFT INSURANCE. The Grantor will at all times, at its own cost and expense, maintain, or cause to be maintained, a policy or policies of insurance with respect to the Aircraft covering such risks, including, without limitation, insurance on the Aircraft for actual usage, including all risk, ground and flight aircraft hull insurance, fire and explosion coverage, including lightning and electrical damage, and public liability and property damage insurance in the amounts and of the types and with insurers as set forth on SCHEDULE XI attached hereto or as otherwise satisfactory to the Collateral Agent and the Required Lenders from time to time.

         SECTION 12          COVENANTS REGARDING ACCOUNTS AND ACCOUNTS
                             -----------------------------------------
                             RECEIVABLE.
                             ----------

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a) RECORDS. The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its books and records concerning the Accounts and Accounts Receivable, and the original copies of all Chattel Paper that evidences Collateral, at the location therefor specified on SCHEDULE VIII attached hereto or, upon twenty (20) days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction in which all actions required by SECTION 9 above shall have been taken with respect to the Collateral.

                 (b) NOTICE TO ACCOUNT DEBTORS. The Grantor hereby authorizes the Collateral Agent, at any time or times after an Event of Default, to notify, any or all Account Debtors that the Accounts and Accounts Receivable have been assigned to the Collateral Agent, and that the Collateral Agent has a Lien therein and to direct such Account Debtors to make all payments due or to become due from them to the Grantor directly to a Collateral Lockbox Account designated by the Collateral Agent from time to time. Any such notice, in the Collateral Agent's sole discretion,





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may be sent on the Grantor's stationery, in which event the Grantor shall co-sign such notice with the Collateral Agent.

                 (c) VERIFICATIONS. The Collateral Agent shall have the right to make test verifications of the Accounts and Accounts Receivable and physical verifications of the Collateral in any manner and through any commercially reasonable medium that it considers advisable, and the Grantor agrees to furnish all such assistance and information as the Collateral Agent may require in connection therewith. Prior to an Event of Default, the Collateral Agent shall give reasonable advance notice of any such verification (which shall be during business hours to the extent possible) if such activities include a visit to any of the Grantor's business locations. At any time after an Event of Default, the Grantor at its expense will cause certified independent public accountants satisfactory to the Collateral Agent to prepare and deliver to the Collateral Agent at any time and from time to time promptly upon the Collateral Agent's request in form and substance satisfactory to the Collateral Agent such information pertaining to the Accounts and Accounts Receivable, including statements and schedules further identifying and describing the Collateral and such other reports (in addition to all reports required by the Credit Agreements) in connection with the Collateral as the Collateral Agent may reasonably request from time to time, all in reasonable detail.

                 (d) LIMITATIONS ON MODIFICATIONS OF ACCOUNTS. Until such time as the Collateral Agent, at the direction of the Required Lenders, shall notify the Grantor of the revocation of such power and authority, the Grantor may grant any extension of the time of payment of any of the Accounts, Accounts Receivable, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, and allow any credit or discount.

                 (e) SCHEDULE OF ACCOUNTS AND ACCOUNTS RECEIVABLE. On or prior to the tenth (10th) day of each calendar month, the Grantor shall provide the Collateral Agent with schedules describing all Accounts and Accounts Receivable created or acquired by it and shall execute and deliver confirmatory written assignments of such Accounts and Accounts Receivable to the Collateral Agent; PROVIDED, HOWEVER, that the failure of the Grantor to execute and deliver such schedules and/or assignments describing all Accounts and Accounts Receivable to the Collateral Agent shall not affect or limit the Collateral Agent's or any Intercreditor Lender's security interest or other rights in and to the Accounts and Accounts Receivable. Together with each schedule, the Grantor shall furnish, upon request of the Collateral Agent, following the occurrence of a Default or an Event of Default, copies of customers' invoices or the equivalent, and, upon request therefor, copies of original shipping or delivery receipts for all merchandise sold and such other documents as the Collateral Agent may require. The Grantor will not re- date any invoice or sale or make sales on extended dating beyond that customary in its





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industry.  If the Grantor becomes aware of anything materially detrimental to the material credit of any of its customers in the possession of material Collateral, it will promptly advise the Collateral Agent thereof.

         SECTION 13          ADDITIONAL COVENANTS.
                             --------------------

         The Grantor covenants and agrees with the Collateral Agent that from and after the Agreement Date and until the Obligations are fully satisfied:

                 (a)         NO TRANSFER OF COLLATERAL.  The Grantor shall not:

                 (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or attempt to contract to do so, except (A) Collateral Inventory and that portion of Collateral Equipment consisting of property subject to a Lease, in the ordinary course of business (and provided that the Proceeds thereof are promptly deposited into a Collateral Lockbox Account designated by the Collateral Agent from time to time), (B) as permitted under the Amended and Restated Credit Agreement and the Lease Receivables Transfer Agreement and (C) pursuant to the CXC Transaction; or

                 (ii) take any action that would directly or indirectly impair the value of the interest or rights of the Grantor or the Collateral Agent in such Collateral;

                 (b)         PROCEEDS OF SALE.     With respect to the sale,
assignment or other disposition of any of the Collateral pursuant to clause
(a)(i)(B) above, the Grantor covenants and agrees that the proceeds of such sale, assignment or other disposition shall be immediately deposited into a Collateral Lockbox Account designated by the Collateral Agent from time to time.

                 (c) PLEDGED SHARES. The Grantor will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the issuer, except to the Grantor, and (ii) pledge hereunder, immediately upon the Grantor's acquisition directly or indirectly thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

                 (d) PAYMENT OF OBLIGATIONS. The Grantor will pay promptly when due all charges imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), unless the same are being diligently contested in good faith and for which reserves or appropriate provision, if any, as shall be required by generally accepted accounting principles, shall have been made therefor.





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                 (e)         LIMITATION OF LIENS ON COLLATERAL.  The Grantor
will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens and will defend the right, title and interest of the Collateral Agent in and to any of the Grantor's rights in or under the Collateral against the claims and demands of all persons whomsoever.

                 (f) COMPLIANCE WITH TERMS. The Grantor will perform and comply with all obligations in respect of the Accounts, Accounts Receivable, Chattel Paper, Contracts and all other agreements to which it is a party or by which it is bound.

                 (g) THIRD PARTY NOTES. The Grantor shall irrevocably instruct, respectively, (i) MRK to make all payments under that certain Asset Acquisition Agreement dated May 31, 1994 by and among the Grantor, the Borrower and MRK, including, without limitation, payments in connection with the MRK Secured Note, and (ii) Picker to make all payments in connection with the Picker Note, directly into a Collateral Lockbox Account designated by the Collateral Agent from time to time. The Grantor agrees that it shall not amend, modify or waive any provision of any of the Third Party Notes without the prior written consent of the Required Lenders and that upon a default under the Third Party Notes, the Grantor shall promptly take all steps necessary to enforce the same.

                 (h) FURTHER INDEMNIFICATION. The Grantor agrees to pay, and to save the Collateral Agent and the Intercreditor Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                 (i) MAINTENANCE OF RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral in the ordinary course of business, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Liens granted hereby. The Grantor agrees that the Collateral Agent shall have the right, upon the occurrence of an Event of Default, without prior notice, to require the Grantor to turn over physical possession of, or to make available any such books and records to the Collateral Agent or to its representatives on demand of the Collateral Agent. Prior to the occurrence of an Event of Default, the Grantor shall permit any representative of the Collateral Agent to inspect such books and records during normal business hours at reasonable times and will provide photocopies thereof to the Collateral Agent and such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice and during regular business hours,





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the Collateral Agent and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                 (j) SPECIAL COLLATERAL. Promptly upon the Grantor's receipt of that portion of the Collateral (other than Chattel Paper) which is or becomes evidenced by an agreement, writing, Instrument and/or Document, including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts, but excluding Leases which are or become Chattel Paper, the Grantor shall deliver the original thereof to the Collateral Agent, together with appropriate endorsements or other specific evidence (in form and substance acceptable to the Collateral Agent) of assignment thereof to the Collateral Agent; PROVIDED, HOWEVER, that the Grantor may deposit such Instruments only in a Collateral Lockbox Account designated by the Collateral Agent from time to time.

                 (k) PERFORMANCE BY THE COLLATERAL AGENT OF THE GRANTOR'S OBLIGATION. If the Grantor fails to perform or comply with any of its covenants or agreements contained herein and the Collateral Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such covenants or agreements, the reasonable expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon from the date paid or incurred by the Collateral Agent until paid in full at the interest rate determined in accordance with Section 2.3(b) of the Amended and Restated Credit Agreement then in effect in respect of the Loans (as defined in the Amended and Restated Credit Agreement), shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

                 (l)         MAINTENANCE AND REPAIRS OF AIRCRAFT.

                 (i) During the effectiveness of this Agreement, the Grantor shall, at its expense, do or cause to be done each and all of the following:

                 (A) Maintain and keep the Aircraft in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

                 (B) Maintain and keep the Aircraft in good order and repair and airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins and each of the manufacturers' nonmandatory service bulletins which relate to airworthiness;

                 (C) Replace in or on the Airframe, any and all Engines, parts, appliances, instruments or





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                             accessories which may be worn out, lost,
                             destroyed or otherwise rendered unfit
                             for use; and

                 (D) Without limiting the foregoing, cause to be performed, on all parts of the Aircraft, all applicable mandatory Airworthiness Directives, Federal Aviation Regulations, Special Federal Aviation Regulations, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement.

                 (ii) The Grantor shall be responsible for all required inspections of the Aircraft and licensing or re-licensing of the Aircraft in accordance with all applicable FAA and other governmental requirements. The Grantor shall at all times cause the Aircraft to have, on board and in a conspicuous location, a current Certificate of Airworthiness issued by the FAA.

                 (iii) All inspections, maintenance, modifications, repairs, and overhauls of the Aircraft (including those performed on the Airframe, the Engines, and/or any components, appliances, accessories, instruments, or equipment) shall be performed by personnel authorized by the FAA to perform such services.

                 (iv) If any Engine, component, appliance, accessory, instrument, equipment or part of the Aircraft shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, the Grantor may:

                 (A) Install on the Aircraft such items of substantially the same type in temporary replacement of those then installed on the Aircraft, pending overhaul or repair of the unsatisfactory item; PROVIDED, HOWEVER, that such replacement items must be in such a condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Agreement; PROVIDED FURTHER, HOWEVER, that the Grantor must, at all times, retain unencumbered title to any and all items temporarily removed; or

                 (B) Install on the Aircraft such items of substantially the same type in permanent replacement of those then installed on the Aircraft; PROVIDED, HOWEVER, that such replacement items must be in such condition as to





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                             be permissible for use upon the Aircraft in
                             accordance with the standards for maintenance and other provisions set forth in this Agreement; PROVIDED FURTHER, HOWEVER, that the Grantor must first comply with each of the requirements of clause (v) hereinbelow.

                 (v) In the event that during the effectiveness of this Agreement, the Grantor shall be required or permitted to install upon the Airframe or any Engine, components, appliances, accessories, instruments, engines, equipment or parts in permanent replacement of those then installed on the Airframe or such Engine, the Grantor may do so provided that, in addition to any other requirements provided for in this Agreement:

                 (A) The Collateral Agent is not divested of its security interest in and Lien upon any item removed from the Aircraft and that no such removed item shall be or become subject to the lien or claim of any person, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which, upon its being installed or attached to the Airframe, is validly vested in the Grantor, free and clear of any liens and/or claims, of any kind or nature, of any person other than the Collateral Agent;

                 (B) The Grantor's title to every substituted item shall immediately be and become subject to the security interest and Lien of the Collateral Agent, and each of the provisions of this Agreement, and each such item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted herein;

                 (C) If an item is removed from the Aircraft and replaced in accordance with the requirements of this Agreement, and if the substituted item satisfies the requirements of this Agreement, including the terms and conditions of clauses (A) and (B) hereinabove, then the item which is removed shall thereupon, and only thereupon, be free and clear of the security interest and Lien of the Collateral Agent.

                 (vi) In the event that any Engine, component, appliance, accessory, instrument, equipment or part is installed upon the Airframe, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to the Airframe.





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                 (m)         AIRCRAFT REGISTRATION.  The Grantor is the
registered owner of the Aircraft pursuant to a proper registration under the Federal Aviation Act of 1958, as amended (the "Act"), and the Grantor qualifies in all respects as a "citizen of the United States" as defined in Section 101(16) of the Act and the Grantor shall, so long as this Agreement remains in full force and effect, maintain the registration of the Aircraft with the FAA in its name and shall remain a "citizen of the United States" as defined in
Section 101(16) of the Act.

         SECTION 14          VOTING RIGHTS; DIVIDENDS; ETC.
                             -----------------------------

                 (a) UPON EVENT OF DEFAULT. So long as no Event of Default shall have occurred which has not been waived in accordance with the provisions of the Intercreditor Agreement:

                 (i) the Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof owned by it for any purpose not inconsistent with the terms of this Agreement, the Credit Agreements (as each is in effect on the Agreement Date) or the Intercreditor Agreement; PROVIDED, HOWEVER, that the Grantor shall not exercise or shall refrain from exercising any such right if, in the Collateral Agent's judgment, such action or inaction would have a material adverse effect on the value of the Security Collateral or any part thereof; and, PROVIDED, FURTHER, that the Grantor shall give the Collateral Agent at least five (5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; and

                 (ii) the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights that they are entitled to exercise pursuant to paragraph (i) above.

                 (b) AFTER EVENT OF DEFAULT. Upon the occurrence of an Event of Default, and after notice to the Grantor by the Collateral Agent, all rights of the Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to SECTION 14(a)(i) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

         SECTION 15          COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
                             -------------------------------------------

                 (a) APPOINTMENT OF COLLATERAL AGENT. The Grantor hereby irrevocably appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as the Grantor's attorney-in-fact, with full irrevocable power and authority in the





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place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to enforce its rights and remedies hereunder, including, without limitation:

                 (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to SECTION 11 hereof;

                 (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (iii) to receive, indorse, and collect any drafts or other instruments, documents and Chattel Paper, in connection with CLAUSES (I) OR (II)above;

                 (iv) following the occurrence of an Event of Default, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

                 (v) to receive, indorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Security Collateral or any part thereof and to give full discharge for the same;

                 (vi) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

                 (vii) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral and to settle, compromise or adjust any suit, action or proceeding described in this
         Section 15 and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and

                 (viii) to make any agreement with respect to or otherwise deal with, including, without limitation, leasing or chartering the Aircraft, and, after the occurrence of an Event of Default, to sell, transfer, or pledge, any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interests and liens therein, in





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         order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

                 (b) RATIFICATION OF ACTIONS. The Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 15 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

                 (c) DUTIES OF COLLATERAL AGENT. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its past, present or future officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

                 (d) ADDITIONAL AUTHORITY UPON EVENT OF DEFAULT. The Grantor also authorizes the Collateral Agent, at any time or times after the occurrence of an Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Grantor in and under the Contracts hereunder and other matters relating thereto, and (ii) to execute, in connection with the sale provided for in SECTION 18 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         SECTION 16          THE COLLATERAL AGENT.
                             --------------------

                 (a)         APPOINTMENT OF THE COLLATERAL AGENT.

                 (i) Under the Existing Security Agreement, the Existing Lenders appointed Continental as Collateral Agent. Concurrently herewith, the Intercreditor Lenders, pursuant to the terms of the Intercreditor Agreement, have appointed Continental as the Collateral Agent under this Agreement to act under this Agreement. The Collateral Agent acts with the authorization of and at the direction of the Required Lenders and, if required pursuant to the terms of the Intercreditor Agreement, the Affected Subject Lenders (as defined in the Intercreditor Agreement), as more fully described in the Intercreditor Agreement. Except as set forth in SECTION 6 hereof, the Collateral Agent shall only release its Lien on Collateral as authorized and directed in writing by (A) the Required Lenders, and
         (B) the Required Banks (as defined in the Amended and Restated Credit Agreement.

                 (ii) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral





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         and shall not impose any duty upon it to exercise any such powers and, except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral
         Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if its possession of the Collateral has been accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that neither the Collateral Agent nor any Intercreditor Lender shall have any responsibility or liability for (A) ascertaining or taking action with respect to calls, conversations, exchanges, maturities, tenders or other matters relative to any Collateral whether or not the Collateral Agent or any Intercreditor Lender has or is deemed to have knowledge of such matters, or (B) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or
         (C) the collection of any proceeds of any Collateral or, by reason of any invalidity, the lack of value of any of the payments received by it from Account Debtors or otherwise or the uncollectability of any of the Collateral.

                 (b) RESPONSIBILITY DISCLAIMED. The Collateral Agent shall be under no liability or responsibility whatsoever as the Collateral Agent to the Grantor or any other person as a consequence of any failure or delay in performance by or any breach by, any Intercreditor Lender or Intercreditor Lenders of any of its or their obligations under this Agreement, the Intercreditor Agreement or any of the Debt Documents.

                 (c)         EXCULPATORY PROVISIONS.

                 (i) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Intercreditor Agreement or in any of the Debt Documents, except for those made by the Collateral Agent. The Collateral Agent makes no representations as to the title of the Grantor or as to the security afforded by this Agreement (including the perfection and relative priority of such security) and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for the attachment, perfection, priority or enforceability of any Lien created or purported to be created by this Agreement or the value of any Collateral granted hereunder from time to time.

                 (ii) Except as otherwise provided herein, the Collateral Agent shall not be required to ascertain or inquire as to the performance by the Grantor of any of the covenants or agreements contained in this Agreement, the Intercreditor





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         Agreement or any of the Debt Documents.  Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the principal amount outstanding for which the Grantor is obligated to any Intercreditor Lender, the Collateral Agent may rely on a certificate of such Intercreditor Lender.

                 (iii) Neither the Collateral Agent nor any of its past, present or future directors, agents, officers, employees or attorneys shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken in accordance with this Agreement, the Intercreditor Agreement or any Debt Documents (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with gross negligence or willful misconduct. Without limiting the foregoing, neither the Collateral Agent nor any of its past, present or future directors, officers, agents, employees or attorneys shall be responsible for, or have any duty to examine, ascertain, or inquire about (A) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (x) this Agreement, or (y) any document or instrument furnished pursuant to or in connection with this Agreement, including the Grantor's books and records, (B) the collectability of any amounts owed by the Grantor,
         (C) any recitals or statements or representations or warranties in connection with this Agreement, the Intercreditor Agreement or any of the Debt Documents, (D) any failure of any party to this Agreement, the Intercreditor Agreement or any Debt Documents or any Intercreditor Lender to receive any communication sent to the notice address specified inSECTION 23 hereof, or (E) the assets, liabilities, financial condition, result of operations, business or credit worthiness of the Grantor.

                 (iv) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Grantor requests in writing, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Grantor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                 (d) DELEGATION OF DUTIES. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder including, without limitation, establishment and maintenance of Collateral Lockbox Accounts at banks or other financial institutions other than the Collateral Agent, either directly or by





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or through agents, nominees or attorneys-in-fact, which may include employees or officers of the Grantor, provided that the Collateral Agent shall obtain a written acknowledgement from such agents, nominees or attorneys-in-fact that they shall be liable to any person for losses or damages incurred by any person as a result of such agents', nominees' or attorneys'-in-fact gross negligence or willful misconduct as and to the extent the Collateral Agent would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys- in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Agent. The Collateral Agent shall be entitled to rely on advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for any negligence or misconduct of any agents, nominees or attorneys-in-fact selected by the Collateral Agent.

                 (e) LIMITATIONS ON RESPONSIBILITY OF THE COLLATERAL AGENT AND OTHER MATTERS.

                 (i) The Collateral Agent shall have no duties or responsibilities other than those expressly set forth in this Agreement. Such duties and liabilities shall be subject to the limitations and qualifications set forth in this Section 16. No implied duties or obligations shall be read into this Agreement against the Collateral Agent.

                 (ii) The Collateral Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Collateral Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper person or persons. The Collateral Agent shall not be bound to investigate any facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other communication which it believes to be genuine, and may rely on the facts or matters so stated; but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may deem fit.

                 (iii) The Collateral Agent shall not have any duty (A) to review the financial condition or operations of the Grantor or make any determination with respect to an adverse change therein, (B) to ascertain or inquire as to the performance or observance of any covenants of the Grantor or any Intercreditor Lender, or (C) to qualify to do business in any jurisdiction in which it is not already so qualified.

                 (f) ACTION ON INSTRUCTIONS. The Collateral Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting, under this Agreement in accordance with instructions in writing from the Required Lenders, or, if required pursuant to the terms of the Intercreditor Agreement, all Intercreditor Lenders and





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additionally, if required pursuant to the terms of the Intercreditor Agreement, each Affected Subject Lender (as defined in the Intercreditor Agreement), as the case may be; PROVIDED, HOWEVER, the Collateral Agent shall not be required to take or refrain from taking any particular action in accordance with instructions from the Required Lenders, an Affected Subject Lender, if required pursuant to the terms of the Intercreditor Agreement, or all Intercreditor Lenders, as the case may be, pursuant to this Agreement, and no provision of this Agreement shall be deemed to impose a duty on the same to take or refrain from taking any particular action, if the Collateral Agent shall have received an opinion of independent counsel that the Collateral Agent's taking or refraining from taking such action would violate the terms hereof or thereof or Applicable Law.

                 (g) ADVANCE OF FUNDS BY THE COLLATERAL AGENT. The Collateral Agent shall not be required to advance any of its own funds or to take any action hereunder to enforce any Obligation (or any note substituted therefor in connection with the refinancing thereof) or to take any action at the request or direction of the Intercreditor Lenders unless it shall previously have been furnished with an indemnity in form and substance satisfactory to it against any losses or expenses or liabilities which it may sustain or incur in making such advance or in taking such action.

                 (h) CONTINENTAL AND AFFILIATES. With respect to Obligations owed to Continental under this Agreement, the Intercreditor Agreement, or any Debt Document, Continental shall have the same rights, powers, duties and obligations under this Agreement as any other Intercreditor Lender and may exercise the same as though it were not the Collateral Agent. Continental and its affiliates may accept deposits from, lend money to, and generally engage, and continue to engage, in any kind of business with the Grantor as if Continental were not the Collateral Agent. If Continental is removed as the Collateral Agent, it will not affect Continental's rights and interests as an Intercreditor Lender or as an Amended and Restated Credit Agreement Lender.

                 (i) NOTICE TO HOLDER OF NOTES. The Collateral Agent may deem and treat the payees of any note issued pursuant to any Subject Facility Document as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the Collateral Agent. Any request, authority or consent of any holder of any note shall be conclusive and binding on any subsequent holder, transferee or assignee of such note.

                 (j) RELIANCE BY THE COLLATERAL AGENT. The Collateral Agent shall have the following privileges and immunities in the exercise of the rights and powers vested in it by this Agreement:

                 (i) it may accept a copy of a resolution of the board of directors of the Grantor certified by the Secretary or an





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         Assistant Secretary thereof as conclusive evidence that such resolution has been duly adopted by said board and is in full force and effect, provided such acceptance is in good faith;

                 (ii) as to any other fact or matter the manner of ascertainment of which is not specifically set forth herein, it may for all purposes hereof rely on a certificate of an officer of the person making such claim as to such fact or matter, and such certificate shall constitute full protection to it for any action reasonably taken, suffered or omitted to be taken by it in good faith in reliance thereon;

                 (iii) may consult with independent counsel and accountants, and the Collateral Agent shall not be liable for any action reasonably taken, suffered or omitted to be taken by any such agent or attorney selected by it with due care or by it in good faith in reliance on the advice or opinion of any such counsel or accountants selected by it with due care;

                 (iv) it may, from time to time, request direction from the Required Lenders with respect to the performance of its powers and duties hereunder, and it shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Lenders relating to the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any power conferred upon the Collateral Agent under this Agreement; and

                 (v) no provision of this Agreement shall require the Collateral Agent to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (k) TERMINATION OF THE COLLATERAL AGENT. The Required Lenders shall have the right to terminate the agency of the Collateral Agent hereunder by giving the Collateral Agent thirty (30) days' notice of such termination and, upon giving such notice, shall have the right to appoint a successor Collateral Agent. Notwithstanding any other provision herein contained, the Collateral Agent shall be discharged of all of its duties and obligations hereunder, and its agency shall terminate, upon payment in full of all outstanding Obligations secured by Collateral held by the Collateral Agent pursuant to the terms of this Agreement and disbursement of all funds held by the Collateral Agent pursuant to this Agreement.

                 (l) RESIGNATION OF THE COLLATERAL AGENT. The Collateral Agent may resign at any time by giving sixty (60) days'





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prior written notice to each Intercreditor Lender then holding any Obligations;
provided, however, that such resignation shall not become effective until a successor Collateral Agent has been appointed and qualified. Upon receipt of notice of such resignation, the Required Lenders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring the Collateral Agent's notice of resignation, then the retiring the Collateral Agent may, but shall not be required to, on behalf of the Intercreditor Lenders, appoint a successor Collateral Agent. In the event no successor Collateral Agent shall have been appointed by either the Required Lenders or the retiring the Collateral Agent pursuant to this Section 16(l) by the 60th day after the notice of resignation was given by the retiring the Collateral Agent, then, subject to SECTION 16(n) hereof, the Collateral Agent or any Intercreditor Lender may apply to any court of competent jurisdiction for the appointment of a successor Collateral Agent, which appointment shall be binding upon all Intercreditor Lenders. No Collateral Agent shall be discharged from its duties or obligations hereunder until all Collateral and documents then held by such Collateral Agent shall have been delivered to the successor Collateral Agent, and until such retiring Collateral Agent shall have executed and delivered to the successor Collateral Agent appropriate instruments substituting such successor Collateral Agent as attorney-in-fact of the Grantor as necessary for the purposes of this Agreement. Each such successor Collateral Agent shall provide the Grantor with its address to be sued for the purposes of SECTION 23 hereof, in a notice complying with the terms of such Section.


                 (m) NOTICE OF SUCCESSOR COLLATERAL AGENT. The Required Lenders appointing a successor Collateral Agent pursuant to SECTIONS 16(k) or 16(l) hereof shall make such appointment by written notice to all parties to this Agreement and to such successor Collateral Agent. Following receipt of such notice, such successor Collateral Agent, if it consents to such appointment, shall execute, acknowledge and deliver to its predecessor Collateral Agent, the Grantor and each Intercreditor Lender, an instrument in writing accepting such appointment hereunder and thereupon, without any further act, deed or conveyance, succeed to all rights and obligations of the Collateral Agent hereunder, effective immediately upon the expiration of the thirty (30) day period provided for in SECTION 16(k) hereof or the sixty (60) day period provided for in SECTION 16(l) hereof. Any Collateral Agent ceasing to act shall, notwithstanding anything herein to the contrary, retain, a Lien, upon all Collateral and all Proceeds of Collateral held or collected by such Collateral Agent to secure any amounts then due it pursuant to the provisions of this Agreement.

                 (n)         STATUS OF SUCCESSORS TO THE COLLATERAL AGENT.
Every successor to the Collateral Agent appointed pursuant to





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SECTIONS 16(k) or 16(l) hereof shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States of any state (other than Florida) thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous states, and shall also have capital, surplus and undivided profits of not less than Five Hundred Million Dollars ($500,000,000).

                 (o) MERGER OF THE COLLATERAL AGENT. Any corporation into which the Collateral Agent shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger, or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Agreement without the execution or filing of any document or any further act on the part of the parties hereto.

         SECTION 17          EVENTS OF DEFAULT.
                             -----------------

         The occurrence of one or more of the following events shall constitute an EVENT OF DEFAULT" hereunder:

                 (a) the Grantor shall fail or neglect to perform, keep or observe any of its agreements, covenants or obligations hereunder and such failure or neglect shall continue for ten (10) days after such performance or observance is due hereunder;

                 (b) any statement, representation or warranty made by the Grantor is not true, correct, complete and accurate in any material respect when made; or

                 (c) an Event of Default as defined in the Intercreditor Agreement or any of the Debt Documents shall have occurred; or

                 (d) the Grantor shall fail to deliver to the Collateral Agent (i) the Sweep Agreements required pursuant to Section 4(f) hereof, (ii) Schedule XII required pursuant to Section 8(e) hereof, or (iii) the evidence required pursuant to Section 30 hereof, within the respective time periods specified in each such section.

         SECTION 18          REMEDIES.
                             --------

         After the occurrence of an Event of Default which has not been waived in accordance with the terms of the Intercreditor Agreement:

                 (a)         SET-OFF.

                 (i) As additional security for the payment and performance of the Obligations, the Collateral Agent shall have a general right of set-off and banker's lien under applicable law against all of the Grantor's respective property and interests in property now or from time to time hereafter in the possession, custody or control of Continental





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         in any capacity or any of the Co-Agents including without limitation, the Mandatory Bank Accounts, or any other Deposit Account of any type maintained from time to time by the Grantor with the Collateral Agent or any other Intercreditor Lender. The Collateral Agent may, and is hereby authorized by the Grantor to, at any time and from time to time, to the fullest extent permitted by Applicable Law, without advance notice to the Grantor (any such notice being expressly waived by the Grantor), set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by the Collateral Agent or any Intercreditor Lender to or for the credit or the account of the Grantor against any or all of the Obligations of the Grantor now or hereafter existing whether or not such Obligations have matured and irrespective of whether or not Collateral Agent has exercised any other rights that it has or may have with respect to such Obligations, including, without limitation, any acceleration rights.

                 (ii) Notwithstanding the introduction to this Section 18 to the contrary, both before and after an Event of Default, the Grantor agrees to immediately notify the Collateral Agent whenever any third party obtains or asserts any interest in any Collateral Lockbox Account, Mandatory Bank Account or Permitted Bank Account.

                 (iii) The Collateral Agent agrees to promptly notify the Grantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The Collateral Agent shall not be liable to any Person for failure to give any such notice. The rights of the Collateral Agent under this Section 18(a) are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent may have.

                 (b) RIGHTS AND REMEDIES. The Collateral Agent shall, in addition to other rights and remedies provided for herein or otherwise available to it, have all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and may, upon direction of the Required Lenders, (i) exercise any and all rights and remedies of the Grantor in respect of the Collateral PROVIDED, HOWEVER, that with respect to that portion of the Collateral consisting of books and records, such exercise shall be consistent with the terms of the CXC Intercreditor Agreement, (ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent, (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and





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remedies hereunder or under law, without obligation to the Grantor in respect of such occupation and the Collateral Agent may exclude the Grantor, its agents, employees and servants therefrom, and having and holding the same may use, operate, manage and control the Collateral and conduct the business of the Grantor and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Collateral, or any part thereof or interest therein, all without prior notice to the Grantor, except as specifically provided in SECTION 18(b)(iv) below with respect to a formal public or private sale (including, without limitation, the right: to convert raw materials inventory to work-in-process inventory; to convert work-in-process inventory to finished goods inventory; to order, procure and purchase all materials, goods and other items necessary in connection with any such conversions; to sell finished goods inventory in the ordinary course of the Grantor's business and otherwise; to complete any goods; to fill and ship in accordance with then existing purchase orders; to solicit orders; and to do all such things and acts as the Collateral Agent deems necessary or desirable in order to maximize the value of the Grantor's business or the Collateral) and upon every such entry, the Collateral Agent, at the expense of the Grantor, from time to time, either by purchase, repairs or construction, may maintain and restore Collateral, may complete the construction of improvements thereon and, in the course of such completion, may make such changes in the contemplated improvements and collateral as is deemed desirable and may insure the same; and likewise, from time to time, at the expense of the Grantor, the Collateral Agent may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as may seem advisable, and in every such case shall have the right to manage and operate the Collateral and to carry on the business thereof and exercise all rights and powers of the Grantor with respect thereto in the name or names of any of the Grantor or otherwise as is deemed appropriate, after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior insurance and prior or other property charges upon the Collateral, the Grantor's business or any part thereof, as well as just and reasonable compensation for its services and for all attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, shall apply the moneys arising as aforesaid pursuant to the provisions of this Agreement (nothing contained herein shall be construed to impose upon the Collateral Agent any obligation to preserve or protect the Collateral or the Grantor's business following the occurrence of an Event of Default), and (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least





50026F32.1E
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                                      -59-
five (5) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (c) TREATMENT OF PAYMENTS. All payments received by the Grantor in connection with any Collateral or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, and shall be segregated from other funds of the Grantor and shall be forthwith deposited into a Collateral Lockbox Account designated by the Collateral Agent from time to time in the same form as so received (with any necessary indorsement).

                 (d) DISPOSITION OF PAYMENTS. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations and termination in writing by the Intercreditor Lenders of each of the Intercreditor Agreement and each of the Debt Documents shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.


         SECTION 19          INDEMNITY AND EXPENSES.
                             ----------------------

                 (a) INDEMNIFICATION. The Grantor agrees to indemnify the Collateral Agent, the Co-Agents and each of the Intercreditor Lenders from and against any and all claims, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, disbursements and liabilities of any kind or nature whatsoever arising out of, relating to or resulting from this Agreement (including, without limitation, enforcement of this Agreement and the establishment and maintenance from time to time of Collateral Lockbox Accounts at banks other than the Collateral Agent) or any action taken or omitted by any such indemnified person in connection herewith, except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct.

                 (b) REIMBURSEMENT OF EXPENSES. The Grantor shall reimburse the Collateral Agent on demand for all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Collateral Agent in connection with the preparation, execution, administration or enforcement of, or legal advice in respect of rights or responsibilities under this Agreement and the Intercreditor Agreement, regardless of whether any suit is filed, including, without limitation, all costs and expenses incurred in checking, retaking, holding, handling, preparing for sale and selling or otherwise disposing of any and all Collateral and the establishment and maintenance from time to





50026F32.1E
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                                      -60-
time of Collateral Lockbox Accounts at banks other than the Collateral Agent's bank. The Grantor's reimbursement obligations hereunder shall be part of the Obligations, shall bear interest at the Prime Rate (as defined in the Amended and Restated Credit Agreement) from the date incurred until paid in full, and shall be secured by the Collateral and enjoy the benefits of this Agreement, notwithstanding that such obligations may cause the principal balance of the unpaid Loans (as defined in the Amended and Restated Credit Agreement) and the Notes to exceed the face amount of the Notes. In the event the Grantor shall fail to pay all amounts reimbursable hereunder within ten (10) days after demand therefor, the same shall constitute an Event of Default, and, from and including the tenth (10th) day after demand for payment, the amount owing under this paragraph (b) shall bear interest at the interest rate determined in accordance with Section 2.3(b) of the Amended and Restated Credit Agreement. The Grantor's reimbursement obligations hereunder shall survive the repayment of the Obligations.

                 All obligations provided for in this Section 19 shall survive termination of this Agreement and the replacement of the Collateral Agent under
SECTION 16(K) or SECTION 16(L) hereof.

         SECTION 20          SECURITY INTEREST ABSOLUTE.
                             --------------------------

         All rights of the Collateral Agent and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

                 (a) any lack of validity or enforceability of any of the terms of this Agreement, the Intercreditor Agreement or any of the Debt Documents or other agreements, writings, documents or instruments relating thereto;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any of the terms of this Agreement, the Intercreditor Agreement or any of the Debt Documents;

                 (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any of the terms of this Agreement, the Intercreditor Agreement or any of the Debt Documents;

                 (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, including, without limitation, the Subsidiary Guaranty, for any or all of the Obligations; or

                 (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor,





50026F32.1E
17122-008
any guarantor of the Obligations or any third party grantor of a security interest.

         SECTION 21          REGISTRATION RIGHTS.
                             -------------------

         If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant toSECTION 18 hereof, the Grantor agrees that, upon request of the Collateral Agent, the Grantor will, at its own expense:

                 (a) execute and deliver, and cause each issuer of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                 (b) use its best efforts to qualify the Security Collateral under the state securities or "BLUE SKY" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Collateral Agent;

                 (c) use its best efforts to cause each such issuer to make available to its security holders, as soon as practicable, an earning statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                 (d) use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent and each Intercreditor Lender by reason of the failure by the Grantor to perform any of the covenants contained in this Section 21 and, consequently, agree that, if the Grantor shall fail to perform any of such covenants, the Grantor shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with this Section 21 in addition to any other amounts otherwise payable to the Collateral Agent pursuant to the terms of this Agreement.





50026F32.1E
17122-008

         SECTION 22          AMENDMENTS; ETC.
                             ---------------

         No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent upon the direction of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 23          NOTICES.
                             -------

         Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication (a "NOTICE") shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party a Notice with respect to this Agreement, each such Notice shall be in writing and shall be delivered in person with receipt acknowledged, sent by nationwide commercial courier service (such as Federal Express), or telecopied (with a copy also mailed by registered or certified mail), or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                 (a)      If to the Grantor, to it at:

                                  LDI of Ohio, Inc.
                                  One Cleveland Center
                                  1375 East Ninth Street
                                  Cleveland, Ohio 44114
                                  Telecopier: (216) 566-8955
                                  Attention:  Chief Financial Officer

                                  with a copy to:

                                  LDI of Ohio, Inc.
                                  One Cleveland Center
                                  1375 East Ninth Street
                                  Cleveland, Ohio 44114
                                  Telecopier: (216) 566-8955
                                  Attention:  General Counsel

                 (b)      If to the Collateral Agent, to it at:

                                  Continental Bank
                                  231 South LaSalle Street
                                  10th Floor
                                  Chicago, IL 60697
                                  Telecopier:  (312) 828-1997
                                  Attention: Vice President
                                             Leasing and Finance Co. Division

                                  with a copy to:





50026F32.1E
17122-008

                                  Keck, Mahin & Cate
                                  77 West Wacker Drive
                                  49th Floor
                                  Chicago, IL 60601
                                  Telecopier: (312) 634-5000
                                  Attention:  Janet L. Tracy, Esq.

                 (c) If to the Intercreditor Lenders, to them at their respective addresses in accordance with Section 6.4 of the Intercreditor Agreement.


or at such other address as may substituted by Notice given as herein provided. The giving of any Notice required hereunder may be waived in writing by the party entitled to receive such Notice. Every Notice hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or upon receipt by the party to whom the Notice is addressed, if sent by telecopy transmission, or three (3) business days after the same shall have been deposited in the United States mail, or the first business day after timely delivery to the courier service, if sent by nationwide commercial courier service. Failure or delay in delivering copies of any Notice to the persons designated above to receive copies thereof shall in no way adversely affect the effectiveness of such Notice.

         SECTION 24       CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.
                          -----------------------------------------------

         This Agreement has created and continues to create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations and termination of the Intercreditor Agreement and all of the Debt Documents as evidenced by written statements of the Intercreditor Lenders, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Network HP IIIsi (select from menu)eNET_3SI.PRSing the generality of the foregoing CLAUSE (C), any Intercreditor Lender may assign or otherwise transfer any note or other instrument held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Intercreditor Lender herein or otherwise. Upon the payment in full of the Obligations and termination of the Intercreditor Agreement and each of the Debt Documents as evidenced by written statements of the Intercreditor Lenders, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 25       GOVERNING LAW; TERMS; WAIVER OF DEFAULTS.
                          ----------------------------------------





50026F32.1E
17122-008

         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Ohio without regard to principles of conflict of law. This Agreement is submitted to the Grantor in Cleveland, Ohio, and shall be deemed to have been delivered thereat. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code as in effect in the State of Ohio are used herein as therein defined.

         SECTION 26       REINSTATEMENT.
                          -------------

         This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee by appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 27       INTERPRETATION.
                          --------------

                 (a) INCORPORATION OF RECITALS. The preamble and each of the Recitals hereto shall be considered as part of this Agreement and, accordingly, each is hereby incorporated herein.

                 (b) HEADINGS; LANGUAGE. The section and paragraph headings contained in this Agreement are solely for the purpose of reference and shall not affect the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their common intent and no rule of strict construction shall be applied against any of the parties.

                 (c) SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.





50026F32.1E
17122-008

                 (d) NO WAIVER; CUMULATIVE REMEDIES. Neither the Collateral Agent nor any Intercreditor Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise or any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                 (e) CONFLICTS OR INCONSISTENCY. A conflict or inconsistency, if any, between the terms and provisions of this Agreement and the terms and provisions of any of the Credit Agreements shall be controlled by the terms and provisions of this Agreement to the extent of such conflict or inconsistency; PROVIDED, HOWEVER, that in the event of any conflict or inconsistency between the terms and provisions of this Agreement and the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control to the extent of such conflict or inconsistency.

                 (f) EXECUTION IN COUNTERPARTS; AMENDMENT AND RESTATEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which, when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. This Agreement is an amendment and restatement of the Existing Security Agreement and is intended to, and does, continue unimpaired and uninterrupted all Liens and security interests granted by the Grantor thereunder.

         SECTION 28       WAIVER OF JURY TRIAL.
                          --------------------

         THE COLLATERAL AGENT, EACH OF THE CO-AGENTS, EACH OF THE INTERCREDITOR LENDERS AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE INTERCREDITOR AGREEMENT OR ANY DEBT DOCUMENT OR ANY COURSES OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, EACH OF THE CO-AGENTS, THE INTERCREDITOR LENDERS OR THE GRANTOR. THE GRANTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE GRANTOR AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GRANTOR AT THE ADDRESSES PROVIDED IN SECTION 23 ABOVE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE





50026F32.1E
17122-008

UNITED STATES MAIL, POSTAGE PREPAID. THE GRANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM AS THE GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING THE SERVICE OF ANY PROCESS RELATING TO THIS AGREEMENT, THE INTERCREDITOR AGREEMENT OR ANY OF THE DEBT DOCUMENTS WITHIN THE STATE OF OHIO. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT, THE INTERCREDITOR AGREEMENT AND EACH DEBT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT, EACH OF THE CO-AGENTS AND EACH OF THE INTERCREDITOR LENDERS ENTERING INTO THIS AGREEMENT, THE INTERCREDITOR AGREEMENT AND EACH DEBT DOCUMENT.

         SECTION 29       RELEASE.
                          -------

         The Grantor does hereby release and discharge the Collateral Agent, the Co-Agents and each of them, the Intercreditor Lenders and each of them, the Existing Lenders and each of them, each agent under each of the Existing Credit Agreements, and each of their respective shareholders, agents, servants, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on its behalf ("RELEASE PARTIES") of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of actions whatsoever, that the Grantor has, had or will have, or claims to have, against any of the Release Parties as of the date the Grantor executes this Agreement and whether known or unknown at the time of this release, and of every nature and extent whatsoever on account of or in any way, direct or indirect, touching, concerning, arising out of or founded upon this Agreement, the Existing Credit Agreements, the Existing Security Agreement, the Existing Parent Security Agreement, the Intercreditor Agreement, any of the Credit Agreements, or any Debt Document.

         SECTION 30       IBM SECURITY INTEREST.
                          ---------------------

         The Grantor will deliver to the Collateral Agent, no later than five
(5) Business Days after the Agreement Date, evidence satisfactory to the Collateral Agent that all actions necessary to amend any and all financing statements in favor of International Business Machines Corporation ("IBM") have been filed and all actions necessary to amend the security agreement in favor of IBM have been taken so that the Grantor is in compliance with all of the terms of this AGreement and the Amended and Restated Credit Agreement, including without limitation, Section 7.2.3(d) thereof.



                          [Signature pages to follow]





50026F32.1E
17122-008

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                                LDI of Ohio, Inc.



                                By:_____________________________________
                                Title:__________________________________

                                                                Grantor


                                CONTINENTAL BANK, as Collateral Agent



                                By:_____________________________________
                                Title:__________________________________

                                   SCHEDULE I

                            MANDATORY BANK ACCOUNTS





50026F32.1E
17122-008
                                    SCH. I-1

                                  SCHEDULE II

                            PERMITTED BANK ACCOUNTS





50026F32.1E
17122-008
                                   SCH. II-1

                                  SCHEDULE III

                        SPECIAL PERMITTED BANK ACCOUNTS





50026F32.1E
17122-008
                                   SCH. III-1

                                  SCHEDULE IV

                             INTELLECTUAL PROPERTY





50026F32.1E
17122-008
                                   SCH. IV-1

                                   SCHEDULE V

                          PLEDGED SHARES/PLEDGED DEBT





50026F32.1E
17122-008
                                    SCH. V-1

                                  SCHEDULE VI

                                 BANK ACCOUNTS


 Name and Address                  Mailing Address                                                 Type of
    of Bank                           of Account                      Account Number               Account
- - -----------------                  ---------------                    --------------               -------






50026F32.1E
17122-008
                                   SCH. VI-1

                                  SCHEDULE VII

                              GRANTOR'S LOCATIONS





50026F32.1E
17122-008
                                   SCH. VII-1

                                 SCHEDULE VIII

                             LOCATION OF COLLATERAL




Location of Equipment:





Location of Inventory:





50026F32.1E
17122-008
                                   SCH. VII-1

                                  SCHEDULE IX

                                     LEASES





50026F32.1E
17122-008
                                  SCH. VIII-1

                                   SCHEDULE X

                              AIRCRAFT AND ENGINES

                                   Airframes


The following aircraft:

                                  Manufacturer's       United States
Manufacturer         Model        Serial No.           Registration No.
- - ------------         -----        ----------           ----------------
McDonnell Douglas    DC-9-32        47281                N 17533
McDonnell Douglas    DC-9-32        47218                N 12538





                                    Engines

The following engines, each engine having 750 or more rated takeoff horsepower or the equivalent thereof:


                                                                      Manufacturer's
Manufacturer                                       Model              Serial No.
- - ------------                                       -----              ----------
1.  Pratt & Whitney                                JT8D-9A              666960
2.  Pratt & Whitney                                JT8D-9A              657191
3.  Pratt & Whitney                                JT8D-9A              666693
4.  Pratt & Whitney                                JT8D-9A              656906





50026F32.1E
17122-008
                                   SCH. IX-1

                                  SCHEDULE XI

                               AIRCRAFT INSURANCE





50026F32.1E
17122-008
                                    SCH. X-1

                                  SCHEDULE XII

                              SPECIFIED COLLATERAL





50026F32.1E
17122-008
                                   SCH. XI-1

                                   EXHIBIT I


                   FORM OF COLLATERAL LOCKBOX ACCOUNT LETTER


                                                                   July 29, 1994


Continental Bank, in its capacity
as Collateral Agent
231 South LaSalle Street
6th Floor
Chicago, IL 60697


Gentlemen:

                 1.    The undersigned,  _________________________  ("Bank"),
recognizes that Continental Bank is the collateral agent (the "Collateral Agent") under that certain Amended and Restated Security Agreement, dated as of July 29, 1994, as the same may be amended, modified, supplemented or restated (the "Security Agreement"), by and between LDI of Ohio, Inc., an Ohio corporation (the "Grantor"), and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement.

                 2. Grantor has requested that, as an accommodation to Grantor, certain of the Collateral Lockbox Accounts be established and maintained at [Bank]. The Collateral Agent and [Bank] are willing to grant such request provided that the Grantor, [Bank] and Collateral Agent agree to the terms set forth herein and execute this Agreement. The Collateral Agent hereby appoints [Bank] as Collateral Agent's agent and pledgee-in-possession for the Account and all funds, monies, accounts, cash and other items from time to time deposited in such Account and [Bank] by its execution and delivery of this Collateral Lockbox Letter accepts such appointment.

                 3. [Bank] hereby confirms and acknowledges to the Collateral Agent that (i) the Collateral Lockbox Account bearing account number ____________ (the "Account" ) has been established at [Bank], (ii) the Account is in the name of the Collateral Agent and the Collateral Agent has the exclusive dominion and control over the Account and all funds and monies from time to time therein, (iii) to the best of [Bank's] knowledge, no party other than the Collateral Agent claims a Lien on the Account, and (iv) [Bank] has marked its books and records to indicate the Collateral Agent's exclusive dominion and control over the Account and all funds and monies from time to time therein, and (v) the Account is a "Collateral Lockbox Account" as defined in the Security Agreement.





50026F32.1E
17122-008
                                    EX. I-1

                 4. [Bank] hereby confirms and acknowledges that [Bank] has no rights with respect to the Account and [Bank] agrees not to take any action with respect to the Account except as specifically directed in writing by the Collateral Agent.

                 5. [Bank] further agrees that it will not exercise or claim any right of offset against the Account and hereby waives and assigns to the Collateral Agent any and all liens, claims, demand or rights of setoff or offset of any kind whatsoever which [Bank] may now or hereafter have in any of the monies and/or funds deposited in the Account.

                 6. The Collateral Agent shall at all times have full and irrevocable right, power and authority, to demand, collect, withdraw, receipt for or sue for all amounts due or to become due and payable under the Account and, at the Collateral Agent's discretion, to take any other action, including the transfer of the Account to any institution designated by the Collateral Agent.

                 7. In accordance with Section 16(d) of the Security Agreement, [Bank] hereby acknowledges that it shall be liable to any person for losses or damages incurred by any person as a result of its or its agents', nominees' or attorneys'-in-fact gross negligence or willful misconduct with respect to this Agreement or with respect to the Account as and to the extent the Collateral Agent would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Agent.

                 8. The Grantor hereby agrees to indemnify and hold harmless each of [Bank] and the Collateral Agent from and against any and all claims, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, disbursements and liabilities of any kind or nature whatsoever and agrees to reimburse each of [Bank] and the Collateral Agent for any costs, fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) against any and all such claims or liability arising out of or in any way relating to the establishment and/or maintenance of the Account at [Bank].

                 9. The Collateral Agent agrees to pay [Bank's] fees, costs and expenses in connection with the establishment and maintenance of the Accounts.

                 10. Notwithstanding any other provisions in this Agreement, [Bank] shall not be required to take any action with respect to the Account (including the transfer of funds) to the extent such action is then prohibited by statute, regulation or legal process binding on [Bank].

                 11. This Agreement may not be amended or modified or supplemented without the prior written consent of all parties.






50026F32.1E
17122-008
                                    EX. I-2

                                                   [BANK]

                                              By:_______________________________
                                              Its:______________________________

                                                   LDI of Ohio, Inc.

                                             By: _______________________________
                                             Its:_______________________________

                                                   LDI CORPORATION

                                             By: _______________________________
                                             Its:_______________________________

The foregoing is hereby accepted
and agreed to:

CONTINENTAL BANK,
in its capacity as Collateral Agent

By:___________________________________
Its:__________________________________





50026F32.1E
17122-008
                                    EX. I-3

                                   EXHIBIT II

                      FORM OF NOTICE TO RELEASE CXC FUNDS

                         [LDI of Ohio, Inc. LETTERHEAD]

                          NOTICE TO RELEASE CXC FUNDS

         This Notice to Release CXC Funds ("Notice") is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July __, 1994, by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI of Ohio, Inc., defined as the Grantor thereunder (the "Security Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Pursuant to Section 6(a) of the Security Agreement, this Notice will serve as the written notice and certification by the Grantor to the Collateral Agent that the Collateral Agent previously received monies or monies were deposited into a Collateral Lockbox Account constituting Collections (as defined in the CXC Intercreditor Agreement) or proceeds of any Transferred Lease Receivable, Related Security (as defined in the CXC Intercreditor Agreement) or CXC Equipment Collateral, and such monies constitute collected funds which either (i) are held in a Collateral Lockbox Account, or (ii) have been applied in reduction of the Obligations and to the extent new funds have not been subsequently advanced to the Grantor, as follows:

         Collections:  $______________________________________________
         Proceeds of Transferred Lease Receivable: $_________________ Proceeds of Related Security: $_____________________________
         Proceeds of CXC Equipment Collateral:  $_____________________

         The Grantor hereby authorizes and directs the Collateral Agent to deliver such monies to the CXC Agent.

         The undersigned, ______________________________, hereby certifies that [s]he is an Authorized Signatory.


                          WITNESS MY HAND this __ day of __________, 1994.


                                        LDI of Ohio, Inc., as Grantor

                                        BY:
                                           ------------------------------------
                                        TITLE:
                                              ---------------------------------


Acknowledged and Agreed
LDI CORPORATION

BY:________________________________________
TITLE: ____________________________________





50026F32.1E
17122-008
                                    EX. II-1

                                  EXHIBIT III

              FORM OF NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS

                         [LDI of Ohio, Inc. LETTERHEAD]

                  NOTICE TO RELEASE NON-RECOURSE LENDER FUNDS

         This Notice to Release Non-Recourse Funds ("NOTICE") is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July __, 1994, by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI of Ohio, Inc., defined as the Grantor thereunder (the "SECURITY AGREEMENT"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Pursuant to Section 6(b) of the Security Agreement, this Notice will serve as the written notice and certification by the Grantor to the Collateral Agent that the Collateral Agent previously received monies or monies were deposited into a Collateral Lockbox Account which constitute Excluded Collateral and such monies constitute collected funds which either
(i) are held in a Collateral Lockbox Account, or (ii) have been applied in reduction of the Obligations and to the extent new funds have not been subsequently advanced to the Grantor, as follows:

         Description of Excluded Collateral:
                                            -----------------------------------
         Amount: $
                  -------------------------------------------------------------
         Non-Recourse Lended
                            ---------------------------------------------------

         The Grantor hereby authorizes and directs the Collateral Agent to deliver such monies to [Non-Recourse Lender].

         The undersigned, ______________________________, hereby certifies that [s]he is an Authorized Signatory.


                          WITNESS MY HAND this __ day of __________, 1994.

                                        LDI of Ohio, Inc., as Grantor

                                        BY:
                                           ------------------------------------
                                        TITLE:
                                              ---------------------------------

Acknowledged and Agreed
LDI CORPORATION

BY:________________________________________
TITLE: ____________________________________





50026F32.1E
17122-008
                                   EX. III-1

                                   EXHIBIT IV


                                    FORM OF
                             NOTICE OF NON-RECOURSE
                                   FINANCING

                         [LDI of Ohio, Inc. LETTERHEAD]



                        NOTICE OF NON-RECOURSE FINANCING

         This Notice of Non-Recourse Financing ("NOTICE") is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July __, 1994 by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI of Ohio, Inc., defined as the Grantor thereunder (the
"SECURITY AGREEMENT").   All capitalized terms  used herein and  not otherwise
defined herein  shall have the  meanings ascribed thereto in the Security
Agreement.

         In the ordinary course of its business, the Grantor desires to sell and/or finance the Leases and related Collateral more fully described below and, in connection therewith, incur the Non-Recourse Debt more fully described below.

         Pursuant to Section 6 of the Security Agreement, this Notice will serve as the written notice to the Collateral Agent of the proposed sale and/or financing, and the proposed incurrence of Non-Recourse Debt, described
more fully below.   This Notice is being  delivered to the Collateral Agent at least one Business Day prior to the proposed incurrence of Non-Recourse Debt.

         Description of Lease and Schedules: (see attached Annex (I)
                                             -----------------------
         Length of Lease:   (see attached Annex I)
                           ----------------------------------------------------
         Description of Underlying Inventory or Equipment: (see
         attached Annex I)
         ----------------------------------------------------------------------
         Name of Non-Recourse Lender:
                                     ------------------------------------------
         Address of Non-Recourse Lender:
                                        ---------------------------------------
         Esdtimated Amount of Non-Recourse Funding:$
                                                    ---------------------------

         The Grantor hereby requests that the Collateral Agent execute the accompanying [Release] [Subordination Agreement] which sets forth a complete description of the Collateral to be [released] [subordinated].





50026F32.1E
17122-008
                                    EX. IV-1

         The undersigned, _____________________________________, hereby certifies that [s]he is an Authorized Signatory. The Grantor certifies to the Collateral Agent and the Intercreditor Lenders that the proposed transaction described above constitutes Non-Recourse Debt, as defined in the
Security Agreement.   The Grantor further certifies that,  as of the date
hereof, no Event of Default or Default has occurred or will occur as a result of the consummation of the transactions contemplated herein.

                          WITNESS MY HAND this __ day of ____________, 1994.

                                                   LDI of Ohio, Inc., as Grantor

                                                  BY:___________________________
                                                  TITLE:________________________
Acknowledged and Agreed
LDI CORPORATION

BY:____________________________
TITLE:_________________________





50026F32.1E
17122-008
                                    EX. IV-2

                                   EXHIBIT V

                       FORM OF NON-RECOURSE DEBT RELEASE

         This Release, dated ________________, 1994 is delivered pursuant to that certain Amended and Restated Security Agreement dated as of July __, 1994, by and between Continental Bank, in its capacity as Collateral Agent thereunder, and LDI of Ohio, Inc., defined as the Grantor thereunder (the "SECURITY AGREEMENT"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         The Collateral Agent has previously received a Notice of Non-Recourse Financing dated ________________ from the Grantor stating that in the ordinary course of its business the Grantor desires to sell and/or finance the Leases and related Collateral more fully described below and, in connection therewith, incur the Non-Recourse Debt more fully described below. In connection therewith, the Grantor has requested that the Collateral Agent release its Lien on the Released Collateral, as defined below.

Description of Lease and Schedules:  (see attached Annex I)
                                   -------------------------------------------
Length of Lease:   (see attached Annex I)
                --------------------------------------------------------------
Description of Underlying Inventory or Equipment: (see attached
                                                 -----------------------------
Annex I)
- - ------------------------------------------------------------------------------
Name of Non-Recourse Lender:
                            --------------------------------------------------
Address of Non-Recourse Lender:
                               -----------------------------------------------
Estimated Amount of Non-Recourse Debt Financing:$
                                                 -----------------------------
Estimated Amount of Non-Recourse Debt Financing to be Received by Grantor:

$
- - ------------------------------------------------------------------------------
Estimated Amount of Non-Recourse Debt Financing to be Paid to Third Parties:

$
- - ------------------------------------------------------------------------------

Subject to the terms set forth in this Release and the Security Agreement, the Collateral Agent hereby releases the Lien of the Collateral Agent on the following described Collateral (collectively, the "RELEASED COLLATERAL"):

                 (i) the Lease[s], described above, transferred by the Grantor to the Non-Recourse Lender, described above, on or about the date hereof (the "Transferred Lease[s]") and the Grantor's interest in the Transferred Lease[s];

                 (ii) all security interests or liens, and property subject to such security interests or liens, and all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements from time to time granted by or entered into by the lessees or any other person (other than the Grantor) under the Transferred Lease[s] to secure or support the payment of the lessees' obligations under the Transferred Lease[s] including all UCC financing statements covering the Lessee Collateral;





50026F32.1E
17122-008
                                    EX. V-1

                 (iii) all of the Grantor's right, title and interest in the data processing, telecommunications, and other capital equipment leased by the Grantor as lessor which is subject to the Transferred Lease[s]; and

                 (iv)  all Proceeds of the foregoing.

         This Release will become effective only upon receipt by the Collateral Agent of the full proceeds of the Non-Recourse Debt described above, minus the amount specified by the Grantor above to be paid to third parties, and (ii) consummation of the proposed incurrence of Non- Recourse Debt, within ten (10) days following the date of this Release, on the terms set forth in this Release and all annexes attached thereto.

         The Grantor hereby certifies that as of the date of this Release and as of the date that this Release becomes effective, no Default or Event of Default has occurred or will occur as a result of the consummation of the transactions contemplated herein.


CONTINENTAL BANK,                              LDI of Ohio, Inc.,
as Collateral Agent                            as Grantor

                                               BY:____________________________
BY:____________________________                TITLE:_________________________
TITLE:_________________________


Acknowledged and Agreed
LDI CORPORATION

BY:____________________________
TITLE:_________________________





                                    EX. V-2

                                   EXHIBIT VI

                            [Intentionally Omitted]





50026F32.1E
17122-008
                                    EX. VI-1

                                  EXHIBIT VII

                        FORM OF SUBORDINATION AGREEMENT



         This Subordination Agreement ("Agreement") is entered into as of ______________, 1994, by and between the parties hereto in order to induce
______________________________ ("Lender") to make loans or extend credit to LDI of Ohio, Inc., an Ohio corporation ("Borrower").

         Continental Bank, in its capacity as Collateral Agent for various financial institutions ("Collateral Agent"), hereby agrees for the benefit of, and covenants to, Lender as follows:

         1. The Borrower desires to obtain loans or credit from Lender in the amount and on the terms set forth in EXHIBIT A attached hereto (all obligations owing under the documents set forth in such EXHIBIT A being hereinafter referred to as "Secured Obligations"). Collateral Agent hereby acknowledges that Lender will not make loans or extend credit to Borrower unless Lender has a lien on or security interest in the property described on EXHIBIT B hereto, all replacements, additions or substitutions thereto and all proceeds (including, without limitation, any goods, chattel paper, documents, instruments or contract rights which constitute proceeds) thereof (collectively, the "Collateral"), which lien or security interest is prior in right to any lien or security interest granted to or held by Collateral Agent as provided in this Agreement.

         2. Subject to SECTION 11 hereof, all understandings, agreements, representations and warranties contained herein are solely for the benefit of the parties hereto, and there are no other parties (including, without limitation, Borrower) who are intended to be benefitted in any way by this Agreement.

         3. Nothing contained herein is intended to affect or limit in any way the lien or security interest that Lender or Collateral Agent has in any assets of Borrower, whether tangible or intangible, insofar as Borrower and third parties are concerned, and the parties hereto reserve all of their respective liens, security interests, rights, remedies and priorities as against Borrower and any such third party.

         4. Subject to SECTION 8 hereof, (a) Collateral Agent hereby subordinates any and all liens and security interests which it now has or may hereafter acquire in the Collateral to the liens and security interests Lender now has or may hereafter acquire in the Collateral; (b) Collateral Agent agrees that, so long as Lender has any Secured Obligations outstanding secured by the Collateral, Collateral Agent will not take any action to enforce its lien on or security interest in the Collateral, including, without limitation, giving notice of foreclosure, effecting foreclosure,





50026F32.1E
17122-008
                                   EX. VII-1
taking possession of the Collateral or giving notice to obligors with respect to the Collateral of its lien or security interest thereon; (c) Collateral Agent agrees not to oppose, interfere with or otherwise attempt to prevent Lender from enforcing its lien on and security interest in the Collateral or otherwise realizing on the Collateral; and (d) at the request of Lender, Collateral Agent shall release any lien and security interest it has on the Collateral to facilitate the transfer or sale of the Collateral so long as the proceeds thereof are applied against Borrower's Secured Obligations to Lender which are secured by the Collateral and any excess is applied against indebtedness or other obligations secured by Collateral Agent's security interest in the Collateral.

         5. Subject to SECTION 8 hereof, (a) Collateral Agent agrees that Lender is entitled to all payments from the Collateral and all proceeds of the Collateral (including, without limitation, any payment by any lessee under any lease which is part of the Collateral) prior to payment thereof to the Collateral Agent, and (b) Collateral Agent agrees that until all Secured Obligations of Borrower to Lender which are secured by the Collateral are paid in full, Collateral Agent shall not knowingly receive, accept or retain any direct or indirect payment from the Collateral or the proceeds thereof and if Collateral Agent receives any such payment at any time prior to the payment in full of the Secured Obligations (including, without limitation, any obligations accruing after any bankruptcy, insolvency or similar proceeding involving Borrower), Collateral Agent will promptly upon request by Lender (so long as such request is received within 60 days after such receipt of such payment by Collateral Agent) deliver such payment (or funds in the amount of such payment) to Lender.

         6. The subordination set forth herein shall remain in full force and effect, regardless of whether Lender or Collateral Agent (or any party for which Collateral Agent acts as agent) amends, extends, waives, supplements or otherwise modifies any of its agreements with Borrower. Lender may exercise or refrain from exercising any right or remedy against Borrower without affecting the subordination set forth herein.

         7. The subordination set forth herein is applicable irrespective of the time or order of attachment or perfection of any lien or security interest referred to herein, the time or order of filing of any financing statement, the acquisition of purchase money or other priority with respect to any such lien or security interest or the time of giving or the failure to give notice of the acquisition or expected acquisition of a purchase money or other security interest.

         8. The subordination provisions set forth herein shall be of no force or effect if and to the extent that Lender's lien on or security interest in the Collateral is finally determined to be





50026F32.1E
17122-008
                                   EX. VII-2
avoidable in any bankruptcy, insolvency or similar proceeding involving
Borrower.

         9. This Agreement is governed by, and shall be construed in accordance with, the laws of the State of Illinois.

         10. This Agreement may not be amended or otherwise modified except in a writing signed by Collateral Agent and Lender.

         11. This Agreement shall be binding upon and shall inure to the benefit of the successors and assignees of Lender and Collateral Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.


                                               _____________________, as Lender

                                          By:  _______________________________

                                          Its:  _______________________________




                                          CONTINENTAL BANK, in its
                                          capacity as Collateral Agent

                                          By: _________________________________
                                          Its: ________________________________

Acknowledged and Agreed
LDI of Ohio, Inc.

By:___________________________
Its:__________________________





50026F32.1E
17122-008
                                   EX. VII-3

                                   EXHIBIT A

                              [Insert term sheet]





50026F32.1E
17122-008
                                   EX. VII-4

                                   EXHIBIT B


                       [Insert Description of Collateral]





50026F32.1E
17122-008
                                   EX. VII-5

                                  EXHIBIT VIII

                            FORM OF SWEEP AGREEMENT


                                 July __, 1994




[Bank Name]
______________________
______________________
______________________
Attn:  _______________

         Re:     LDI of Ohio, Inc., an Ohio corporation,
                 (the "Borrower")
                 _______________________________________
Gentlemen:

         1. Reference is made to the following agreements: (a) that certain Second Amended and Restated Credit Agreement dated as of July 29, 1994 by and among Continental Bank, National City Bank and Society National Bank as Co-Agents (the "Co-Agents"), the Borrower and the other commercial lending institutions which are signatories thereof (the "Lenders") (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement");
(b) that certain Intercreditor Agreement dated as of July 29, 1994 by and among the Borrower, the "Subject Lenders" and the "Subject Agents" (each as defined therein), Continental Bank, in its capacity as collateral agent (the "Collateral Agent") and the other parties thereto (as the same may be amended, modified or supplemented from time to time, the "Intercreditor Agreement"); and
(c) that certain Amended and Restated Security Agreement dated as of July 29, 1994 by and between the Borrower and the Collateral Agent (as the same may be amended, modified or supplemented from time to time, the "Security
Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Security Agreement.

         2. The Collateral Agent has been advised that the Borrower maintains the following deposit accounts with [Bank Name] at [Bank Address] ("[Bank Name]"):

                 [Insert account numbers and types]

(collectively, all accounts and deposit accounts maintained at [Bank Name], whether now existing or hereafter established, are hereinafter referred to as the "[Bank Name] Accounts").





50026F32.1E
17122-008
                                   EX. VIII-1

         3. As provided in the Security Agreement and to secure the Borrower's repayment and performance of the Obligations (as defined in the Security Agreement), the Borrower has granted to the Collateral Agent a continuing security interest in and Lien upon, among other things, all of the Borrower's right, title and interest in, to and under certain accounts and deposit accounts, including but not limited to the [Bank Name] Accounts, all cash, funds, monies and amounts required to be deposited in or deposited in, from time to time, the [Bank Name] Accounts, all interest, dividends, cash, instruments or other property from time to time received, receivable or otherwise earned (whether or not paid), distributed in respect of or in exchange for one or all of the foregoing and all certificates and instruments, if any, from time to time representing the [Bank Name] Accounts and such cash, funds, monies, amounts, interest, dividends or other property (collectively, the "Accounts").

         4. This letter constitutes irrevocable notice to [Bank Name], [in accordance with [Section _______ of the __________ Uniform Commercial Code,] of the Collateral Agent's first priority security interest in and Lien upon all of the Borrower's right, title and interest in, to and under the Accounts. [Bank Name], by its execution of this letter, acknowledges receipt of this letter and notice.

         5. In order to induce the Collateral Agent to approve [Bank Name] as the depository of the [Bank Name] Accounts, [Bank Name], by its execution of this letter in the space provided below, agrees:

                 (a) that it waives any security interest, lien (banker's or otherwise) and/or right of setoff against any of the Accounts, other than the right to setoff fees, insufficient items and charge-backs, and as contained in paragraph 8 of this letter;

                 (b) to continue to honor checks and other instruments for withdrawals from the Accounts issued by the Borrower, consistent with [Bank Name] normal banking practices, until such time as [Bank Name] receives written notice from the Collateral Agent at the written direction of the Required Lenders, to [Bank Name] at its office located at [Bank Address], stating that an Event of Default under the Intercreditor Agreement has occurred and notifying [Bank Name] to cease permitting the Borrower to make withdrawals from any of the Accounts (a copy of which shall be sent by the Collateral Agent to the Borrower); thereafter, the Collateral Agent at the written direction of the Required Lenders may request and [Bank Name] shall comply with such request, that [Bank Name] by wire transfer of immediately available funds shall transfer to a Collateral Lockbox
         Account at such   financial institution as the Collateral  Agent shall
         designate





50026F32.1E
17122-008
                                   EX. VIII-2

                 ____
Page 3



         in writing, any and all of the Borrower's cash, funds, monies, items and amounts in the [Bank Name] Accounts or otherwise in [Bank Name]'s possession and included in Accounts;

                 (c) that upon receipt of such notice, [Bank Name] shall honor only such instructions for withdrawals as are given by the Collateral Agent, notwithstanding any inconsistent or conflicting instructions given to [Bank Name] by the Borrower, and that such notice and instructions can only be revoked by the Collateral Agent, but not by the Borrower; and

                 (d) that, prior to [Bank Name]'s receipt of the notice referred to in paragraph 5(b) above, from time to time upon the request of the Borrower or the Collateral Agent at the written direction of the Required Lenders to [Bank Name], [Bank Name] shall by wire transfer of immediately available funds, transfer to a Collateral Lockbox Account at such financial institution as the Collateral Agent shall designate in writing (which account numbers and other material information shall be as specified at the end of this letter) all cash, funds, monies, items and amounts in the [Bank Name] Accounts or otherwise in [Bank Name]'s possession and included in Accounts, in excess of [$________________] in the aggregate.

         6. [Bank Name] represents and warrants to the Collateral Agent as follows:

                 (a) that the only accounts the Borrower maintains at [Bank Name] are the [Bank Name] Accounts, and that the account numbers are as specified above;

                 (b) that the [Bank Name] Accounts are held in the name of the Borrower only;

                 (c) that each of the [Bank Name] Accounts is a deposit account;

                 (d) that [Bank Name] has not received notice of any other lien or security interest in any of the Accounts; and





50026F32.1E
17122-008
                                   EX. VIII-3

                 ____
Page 4




                 (e) that the [Bank Name] Accounts are federally insured accounts and such FDIC insurance covers up to $100,000 in the aggregate, and the [Bank Name] Accounts have no penalty for immediate withdrawal.

         7. Neither the Collateral Agent, any Subject Lender nor any Subject Agent shall be responsible for any charges incurred in connection
with  any of the Accounts.   All charges incurred in connection  with the
Accounts will be payable by the Borrower. Notwithstanding the foregoing, after the Collateral Agent provides [Bank Name] with the notice referred to in paragraph 5(b) above, the Collateral Agent shall reimburse [Bank Name] for [Bank Name]'s reasonable expenses incurred in complying with the Collateral Agent's requests thereafter made under and pursuant to this letter to the extent that the Accounts are insufficient to reimburse such expenses and provided that the Collateral Agent's prior written consent is obtained by [Bank Name] prior to [Bank Name] incurring any material expenses it expects to be reimbursed by the Collateral Agent hereunder.

         8. The Borrower agrees to save and hold harmless, to defend and to indemnify, [Bank Name] against all actions, proceedings, claims, demands, losses, outlays, damages or expenses, including reasonable legal fees of [Bank Name]'s in-house or outside counsel, of every nature and character as may arise or be made against [Bank Name] in respect of [Bank Name] acting in accordance with this letter, or which it may in any way incur in defending or prosecuting, settling or discontinuing any such proceedings, actions, claims, damages, expenses or outlays, arising out of
any act or omission of the Borrower.   The Borrower and the Collateral Agent
agree that [Bank Name] may setoff against the Accounts reasonable expenses [Bank Name] incurs in complying with and acting in accordance with the provisions of this letter, upon providing in writing a description of such expenses to the Borrower and the Collateral Agent.

         9. The Borrower hereby releases [Bank Name] from any liabilities, claims, damages, losses and outlays to the Borrower, of every nature and character as may arise or be made against [Bank





50026F32.1E
17122-008
                                   EX. VIII-4

                 ____
Page 5



Name] by or on behalf of the Borrower, directly or indirectly, related to actions taken by [Bank Name] at the direction of the Collateral Agent and pursuant to the terms of this letter, except for [Bank Name]'s gross negligence or willful misconduct, determined in such case by a non-appealable judicial order.

         10. Notwithstanding any other provision in this Agreement [Bank Name] shall not be required to take any action with respect to the [Bank Name] Accounts (including the transfer of funds) to the extent such action is then prohibited by statute, regulations or legal process binding on [Bank Name].

         11. The agreements contained in this letter will become effective immediately upon its execution by all of the parties and may not be amended without the express written consent of all parties.

                                        CONTINENTAL BANK,
                                        as Collateral Agent

                                        By:___________________________________

                                        ______________________________________
                                               [Printed Name and Title]

                                        Continental  Bank,  Chicago,  Illinois,
                                        as  Collateral  Agent, Collateral
                                        Lockbox  Account maintained at National
                                        City Bank as agent for Collateral Agent
                                        ABA #:  _______________
                                        Name of Account: LDI of Ohio, Inc.
                                        The Borrower's Account No is: LDI of
                                        Ohio,   Inc., an Ohio corporation

                                        By:___________________________________

                                        ______________________________________





50026F32.1E
17122-008
                                   EX. VIII-5

                 ____
Page 6



                                        [Printed Name and Title]

                                        Accepted and Agreed to as of
                                        [DATE]

                                        [Bank Name]

                                        By:___________________________________

                                        ________________________________________
                                               [Printed Name and Title]





50026F32.1E
17122-008
                                   EX. VIII-6